UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
SCHEDULE 14A
Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934 (Amendment No.)
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Soliciting Material under §240.14a-12

NRG ENERGY, INC.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)
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Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

2024 Annual Meeting of Stockholders and Proxy Statement
March 15, 2024
Fellow Stockholders:
We are pleased to invite you to attend NRG Energy, Inc.’s Annual Meeting of Stockholders, which will be held virtually via the Internet at 9:00 a.m. Eastern Time on Thursday, April 25, 2024 at www.virtualshareholdermeeting.com/NRG2024.
Details regarding attendance and the business to be conducted at the Annual Meeting are more fully described in the accompanying Notice of Annual Meeting of Stockholders and Proxy Statement.
Your vote is important. Whether or not you plan to attend the Annual Meeting, we hope you will vote as soon as possible. Information about voting methods is set forth in the accompanying Notice of Annual Meeting of Stockholders and Proxy Statement.
On behalf of everyone at NRG, I thank you for your ongoing interest and investment in NRG Energy Inc. We are committed to acting in your best interests. If you have any questions with respect to voting, please call our proxy solicitor, MacKenzie Partners, Inc., at (800) 322-2885 (toll free).
Sincerely,
LAWRENCE S. COBEN
Interim President, Chief Executive Officer and Chair of the Board
THIS PROXY STATEMENT AND THE PROXY CARD ARE
BEING DISTRIBUTED ON OR ABOUT MARCH 15, 2024.

NRG Energy, Inc.
910 Louisiana Street, Houston, Texas 77002
NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
When: Thursday, April 25, 2024, 9:00 a.m. Eastern Time
Where: Via the internet at www.virtualshareholdermeeting.com/NRG2024

We are pleased to invite you to join our Board of Directors and senior leadership at the NRG Energy, Inc. 2024 Annual Meeting of Stockholders. For more information about the Annual Meeting, including how stockholders can ask questions during the Annual Meeting, please see page 99 of the accompanying Proxy Statement.
ITEMS OF BUSINESS
1.
To elect thirteen directors.

2.
To approve, on a non-binding advisory basis, NRG Energy, Inc.’s executive compensation.

3.
To ratify the appointment of KPMG LLP as NRG Energy, Inc.’s independent registered public accounting firm for the 2024 fiscal year.

4.
To transact such other business as may properly come before the Annual Meeting and any adjournment or postponement.

RECORD DATE
You are entitled to vote if you were a stockholder of record at the close of business on March 4, 2024.
HOW TO VOTE
Even if you plan to participate in the Annual Meeting, please vote right away using one of the following advance voting methods. Make sure to have your proxy card or voting instruction form in hand and follow the instructions on the card or form.
Via the Internet before the Annual Meeting:
You may vote at www.proxyvote.com, from anywhere in the world, 24 hours a day, 7 days a week, up until 11:59 p.m. Eastern Time on April 24, 2024.
By phone:
You may vote 24 hours a day, 7 days a week, up until 11:59 p.m. Eastern Time on April 24, 2024, by calling (800) 690-6903 from a touch-tone phone.
By mail:
If you received a paper copy of the materials, you may mark, sign, date and mail your proxy card or voting instruction card in the enclosed, postage-paid address envelope, as soon as possible as it must be received by the Company prior to April 25, 2024, the Annual Meeting date.
Via the Internet during the Annual Meeting:
You can vote electronically during the Annual Meeting. To be admitted to the Annual Meeting, please visit www.virtualshareholdermeeting.com/NRG2024. Stockholders or their legal proxies must enter the 16-digit control number found on their proxy card, voting instructions form, or other proxy materials. You can find instructions for voting online during the virtual Annual Meeting on page 98 of the accompanying Proxy Statement.
By Order of the Board of Directors,
CHRISTINE A. ZOINO
Corporate Secretary

2024 ANNUAL MEETING OF STOCKHOLDERS
PROXY STATEMENT

Proxy Statement Highlights
This summary highlights information contained elsewhere in this Proxy Statement. This summary does not contain all of the information that you should consider, and you should read the entire Proxy Statement before voting. For more complete information regarding NRG Energy, Inc.’s 2023 performance, please review NRG Energy, Inc.’s Annual Report on Form 10-K for the year ended December 31, 2023.
ROADMAP OF VOTING MATTERS
Stockholders are being asked to vote on the following matters at the 2024 Annual Meeting of Stockholders (Annual Meeting) of NRG Energy, Inc. (NRG or the Company):
Proposal	Board Recommendation
Proposal 1. Election of Directors (Page 37)
The Board of Directors (Board) and the Governance and Nominating Committee believe that the 13 director nominees possess the necessary qualifications, attributes, skills and experiences to provide advice and counsel to the Company’s management and effectively oversee the business and the long-term interests of our stockholders.	FOR each director nominee
Proposal 2. Approval, on a non-binding advisory basis, of NRG’s executive compensation (Say on Pay Proposal) (Page 48)
The Company seeks a non-binding advisory vote to approve the compensation of its named executive officers for 2023 as described in the Compensation Discussion and Analysis beginning on page 57, including the compensation tables and applicable narrative discussion. The Board values stockholders’ opinions, and the Compensation Committee will take into account the outcome of the Say on Pay Proposal when considering future executive compensation decisions.	FOR
Proposal 3. Ratification of the appointment of KPMG LLP as NRG Energy, Inc.’s independent registered public accounting firm for the 2024 fiscal year (KPMG Ratification Proposal) (Page 49)
The Audit Committee and the Board believe that the retention of KPMG LLP as the Company’s independent registered public accounting firm for the 2024 fiscal year is in the best interests of the Company and its stockholders. As a matter of good corporate governance, stockholders are being asked to ratify the Audit Committee’s selection of KPMG LLP.	FOR

CORPORATE GOVERNANCE HIGHLIGHTS
We are committed to maintaining the highest standards of corporate governance, which promote the long-term interests of our stockholders, strengthen Board and management accountability, and help build public trust in the Company. The Governance of the Company section beginning on page 10 describes our corporate governance framework, which includes the following:
• Annual election of directors
• Majority voting for directors in uncontested elections
• 13 director nominees, of which 12 are independent and 7 are diverse
• Proxy access for stockholders to nominate directors
• Committees consisting solely of Independent Directors with four of five Committee Chairs being women
• Broad skills, experiences and backgrounds and diversity of ethnicity, gender and tenure
• Regular executive sessions of independent directors
• Risk oversight by full Board and Committees
• Oversight by the Finance and Risk Management Committee of our data privacy and security practices, cybersecurity-related risks and our cybersecurity program
• Commitment to sustainability and oversight of environmental, social and governance (ESG) matters
• Anti-hedging and anti-pledging policies
• Annual board and committee evaluation process, periodically using a third-party facilitator
• Robust new director onboarding program
OUR 2023 CORPORATE GOVERNANCE HIGHLIGHTS INCLUDE:

Commitment to Strong Corporate Governance. Appointed a lead independent director when the roles of CEO and Chair of the Board were combined.
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Active Stockholder Engagement. During 2023, one or more members of management spoke with stockholders representing more than two-thirds (2/3) of our shares outstanding.
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New Third-Party Board Evaluation Process. Engaged third-party facilitator to conduct board and committee evaluations in order to elicit candid feedback and governance insights.

SUSTAINABILITY HIGHLIGHTS
NRG recognizes sustainability’s role in the energy transition and believes in leveraging market-driven solutions to address associated challenges and opportunities. Integral to our success is our workforce, guided by our dedication to safety, health, and wellness. NRG’s sustainability philosophy also extends outside of our company to our customers through increasingly cleaner and smarter customer solutions and through initiatives that make a meaningful difference in our communities. Our longstanding commitment to sustainability is reflected in the 2023 highlights below. The Sustainability at NRG section beginning on page 27 describes our sustainability framework.

EXECUTIVE COMPENSATION HIGHLIGHTS
The objectives of our executive compensation program are to align executive pay with stockholder value and to incentivize executives to achieve our corporate goals. The Compensation Discussion and Analysis section beginning on page 57 describes our executive compensation program, which includes the following:
• Significant portion of executive compensation is “at-risk” to align with stockholder interests and promote company business strategy through ties to performance metrics
• Require above-median performance for vesting of performance-based long-term incentive compensation awards at target
• Robust stock ownership guidelines
• NYSE compliant clawback policy and clawback provisions in award agreements
• Double trigger for the payment of cash severance and the vesting of equity upon a change-in-control
• Engage an independent compensation consultant
OUR 2023 COMPENSATION HIGHLIGHTS INCLUDE:

Pay for Performance Alignment. The Company ended the year with very strong performance, exceeding Free Cash Flow before Growth guidance and achieving the high end of the range for Adjusted EBITDA guidance, while also continuing to execute on its strategic plan. The results of the Annual Incentive Plan and Long Term Incentive Plan, as discussed in more detail in the CD&A, were commensurate with this performance evidencing the continued effectiveness of the Company’s executive compensation plan in aligning pay with performance.
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Executive Compensation Program Support. Received 96% support in 2023 on our say on pay proposal for 2022 executive compensation.

SUMMARY OF DIRECTOR NOMINEES
Name and primary occupation	Age	Director since	Independent	Other public company boards	Standing Committee membership
					A	C	G&N	F
Lawrence S. Coben (Chair of the Board) Interim President and Chief Executive Officer, NRG Energy, Inc.	65	2003	NO	1
E. Spencer Abraham Chairman and Chief Executive Officer, The Abraham Group	71	2012	YES	3		★
Antonio Carrillo President and Chief Executive Officer, Arcosa, Inc.	57	2019	YES	1	●	●
Matthew Carter, Jr. Chief Executive Officer, Intrado Life & Safety, Inc.	63	2018	YES	1		●	●
Heather Cox President, Insights & Empowerment, Zelis Healthcare Inc.	53	2018	YES	0		●	★
Elisabeth B. Donohue Former Chief Executive Officer, Publicis Spine	58	2020	YES	1			●	●
Marwan Fawaz Former Executive Advisor, Google and Alphabet	61	2023	YES	1			●	●
Paul W. Hobby Managing Partner, Genesis Park, L.P.	63	2006	YES	0	●	●
Kevin T. Howell Former Chief Operating Officer, Dynegy Inc.	66	2024	YES	0				●
Alex Pourbaix Executive Chair and Former President and Chief Executive Officer, Cenovus Energy	58	2023	YES	2		●
Alexandra Pruner Senior Advisor, Perella Weinberg Partners	62	2019	YES	1	●			★
Anne C. Schaumburg (Lead Independent Director) Former Managing Director, Credit Suisse First Boston	74	2005	YES	2	★			●
Marcie C. Zlotnik Co-Founder, Former Chief Operating Officer and Chair, StarTex Power	61	2023	YES	0	●		●
★ Chair ● Member
A Audit Committee	G&N Governance and Nominating Committee
C Compensation Committee	F Finance and Risk Management Committee

QUESTIONS AND ANSWERS
Please see the Questions and Answers section beginning on page 95 for important information about the proxy materials, voting and the 2024 Annual Meeting of Stockholders. Additional questions may be directed to our proxy solicitor, MacKenzie Partners, Inc., at (800) 322-2885 or proxy@mackenziepartners.com.
LEARN MORE ABOUT OUR COMPANY
You can learn more about the Company, view our governance materials and much more by visiting our website, www.nrg.com. Information contained on our website is not incorporated into or a part of this Proxy Statement.
Please also visit our 2024 Annual Meeting of Stockholders website at www.proxyvote.com to easily access the Company’s proxy materials or vote through the Internet.

Proxy Statement
We are providing these proxy materials to you in connection with the solicitation of proxies by the Board of Directors of NRG Energy, Inc. (Board) for the 2024 Annual Meeting of Stockholders (Annual Meeting) and for any adjournment or postponement of the Annual Meeting. The Annual Meeting will be held virtually via the Internet on Thursday, April 25, 2024, 9:00 a.m. Eastern Time at www.virtualshareholdermeeting.com/NRG2024. In this Proxy Statement, “we,” “us,” “our,” “NRG” and the “Company” refer to NRG Energy, Inc.
You are receiving this Proxy Statement because you own shares of our common stock, par value $0.01 per share that entitle you to vote at the Annual Meeting. By use of a proxy, you can vote whether or not you attend the Annual Meeting. This Proxy Statement describes the matters on which we would like you to vote and provides information on those matters.
Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting of Stockholders to be held on Thursday, April 25, 2024.
Each of the Notice of Annual Meeting, this Proxy Statement and our Annual Report on Form 10-K for the fiscal year ended December 31, 2023 (Annual Report on Form 10-K) is available at www.proxyvote.com. If you would like to receive, without charge, a paper copy of our Annual Report on Form 10-K, including the financial statements and the financial statement schedules, please send your request to Investor Relations, 804 Carnegie Center, Princeton, New Jersey 08540.
Forward-Looking Statements. This Proxy Statement contains information that may constitute “forward-looking statements.” Generally, the words “believe,” “expect,” “intend,” “estimate,” “anticipate,” “project,” “target,” “may,” “will” and similar expressions identify forward-looking statements, which generally are not historical in nature. However, the absence of these words or similar expressions does not mean that a statement is not forward-looking. All statements that address operating performance, events or developments that we expect or anticipate will occur in the future, including statements expressing general views about future operating results, are forward-looking statements. Management believes that these forward-looking statements are reasonable as and when made. However, caution should be taken not to place undue reliance on any such forward-looking statements because such statements speak only as of the date when made. The Company undertakes no obligation to publicly update or revise any forward-looking statements, whether as a result of new information, future events or otherwise, except as required by law. In addition, forward-looking statements are subject to certain risks and uncertainties that could cause the Company’s actual results to differ materially from historical experience and present expectations or projections. These risks and uncertainties include, but are not limited to, those described in Item 1A — Risk Factors in our Annual Report on Form 10-K and those described from time to time in our future reports filed with the Securities and Exchange Commission (SEC).

ABOUT NRG
NRG sits at the intersection of energy and home services. NRG is a leading energy and home services company fueled by market-leading brands, proprietary technologies and complementary sales channels. Across the U.S. and Canada, NRG delivers innovative, sustainable solutions, predominately under brand names such as NRG, Reliant, Direct Energy, Green Mountain Energy and Vivint, while also advocating for competitive energy markets and customer choice. NRG has a customer base that includes approximately 8 million residential consumers in addition to commercial, industrial, and wholesale customers, supported by approximately 13 GW of generation as of December 31, 2023.
NRG sold 152 TWhs of electricity and 1,892 MMDth of natural gas in 2023, making it one of the largest competitive energy retailers in the U.S. As of the end of 2023, NRG had recurring electricity and/or natural gas sales in 25 U.S. states, the District of Columbia, and 8 provinces in Canada, and Vivint served customers in all 50 U.S. states. NRG’s retail brands, collectively, have the largest share of competitively served residential electric customers in Texas and nationwide.
The following chart represents NRG’s sales volumes for the year ended December 31, 2023:

COMPANY STRATEGY
NRG’s strategy is to maximize stakeholder value by being a leader in the emerging convergence of energy and smart automation in the home and business. Through a diversified supply strategy, the Company sells reliable electricity and natural gas to its customers in the markets it serves, while also providing innovative home solutions to customers. NRG’s unique combination of assets and capabilities enables the Company to develop and sell highly differentiated offerings that bring together everyday essential services like powering and securing the home through a seamless and integrated experience. This strategy is intended to enable the Company to optimize its unique integrated platform to delight customers, generate recurring cash flow, significantly strengthen earnings and cost competitiveness, and lower risk and volatility. Sustainability is a philosophy that underpins and facilitates value creation across NRG’s business for its stakeholders. It is an integral piece of NRG’s strategy and ties directly to business success, reduced risks and enhanced reputation.
To effectuate the Company’s strategy, NRG is focused on:
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serving the energy needs of end-use residential, commercial and industrial, and wholesale counterparties in competitive markets and optimizing additional revenue opportunities through its multiple brands and channels;

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offering a variety of energy products and services, including renewable energy solutions and smart home products and services that are differentiated by innovative features, premium service, integrated platforms, sustainability and loyalty/affinity programs;

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excellence in operating performance of its assets;

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achieving the optimal mix of supply to serve its customer load requirements through a diversified supply strategy; and

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engaging in disciplined and transparent capital allocation.

Governance of the Company
CORPORATE GOVERNANCE GUIDELINES AND CHARTERS
The Board has adopted Corporate Governance Guidelines (Guidelines) that, along with the Amended and Restated Certificate of Incorporation, as amended, the Sixth Amended and Restated By-Laws (Bylaws) and the charters of the committees of the Board (Committees), provide the framework for the governance of the Company. The Board’s Governance and Nominating Committee is responsible for periodically reviewing the Guidelines and recommending any proposed changes to the Board for approval. In November  2023, we amended our Corporate Governance Guidelines and adopted a lead independent director charter to establish the role and responsibilities of a lead independent director when the roles of Chief Executive Officer (CEO) and Chair of the Board are held by the same person. The Guidelines are available on the Governance section of the Company’s investor relations website at https://investors.nrg.com, along with the charters of all of the Committees and the Company’s Code of Conduct. The Guidelines, the charters of all of the Committees and the Code of Conduct are also available in print to any stockholder upon request. Stockholders who desire to receive such items in print may request them from the Company’s Corporate Secretary by writing to NRG Energy, Inc., 804 Carnegie Center, Princeton, New Jersey 08540.
GOVERNANCE PRACTICES
The Board and Company are committed to maintaining the highest standards of corporate governance practices and principles. The Board has taken a proactive approach in applying leading governance practices to its structure. Furthermore, as described in the Guidelines, the Board follows a series of governance practices that it believes foster effective Board oversight and accountability to you, our stockholders. These practices include:
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Executive and director stock ownership guidelines to align interests with our stockholders;

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Ongoing succession planning for the CEO and other senior management;

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Annual performance evaluations of the Board and each of its standing Committees, as well as peer feedback for individual directors;

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Director orientation and continuing education program, including Company site visits and information sessions with Company management;

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Access to and engagement of outside advisors and consultants to assist the Board and the Committees in the performance of their duties, as appropriate; and

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Active engagement with our stockholders regarding governance practices and other matters.

PROXY ACCESS
To facilitate engagement with our stockholders, our Bylaws provide for proxy access. Under the proxy access provisions in our Bylaws, a stockholder (or group of up to 20 stockholders) continuously owning at least 3% of our outstanding common stock for a period of at least three years prior to the date of the nomination may nominate and include in our proxy materials for the following annual meeting director nominees constituting up to 20% of the Board. To do so, the stockholder must submit the information required by Article II, Section 15 of our Bylaws to the Company’s Corporate Secretary as described further under “Director Nominees for Inclusion in the Proxy Materials for the 2025 Annual Meeting of Stockholders (Proxy Access).”
RISK OVERSIGHT

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The Board has responsibility for overall risk oversight of the Company.

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Committees, especially the Finance and Risk Management Committee, play a key role in risk oversight.

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Risk oversight includes understanding the material risks to the business and what steps management is taking or should be taking to manage those risks, as well as understanding and determining the appropriate risk tolerance for the Company.

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To define the Company’s risk tolerance, the Board reviews and approves the annual business plan, budget and long-term plan, strategic initiatives, acquisitions and divestitures, and capital allocation plan.

The Board performs its risk oversight function in several ways. The Board monitors, reviews and reacts to strategic and corporate risks through reports by management, including the enterprise risk management team, which is further described below, and through the Committees of the Board. While several Committees have responsibilities for addressing risk, the Board primarily conducts this oversight function through the Finance and Risk Management Committee. The Finance and Risk Management Committee is responsible for company-wide enterprise risk management. The Company’s enterprise risk management team, comprised of senior management and key personnel in and around the finance, commercial operations and risk functions, reports to the Board’s Finance and Risk Management Committee on a regular basis.

BOARD COMMITTEES RISK OVERSIGHT FOCUS
The table below summarizes the significant role the various Committees play in carrying out the risk oversight function.
Committee	Risk Oversight Focus Area
Audit	Reviews and evaluates our policies with respect to risk assessment and risk management. Oversees financial risks, which includes reviewing the effectiveness of our SEC internal controls, conducting a detailed review of the financial portions of our SEC reports, approving the independent auditor and the annual audit plan, and receiving and considering periodic reports from our independent auditor, our internal auditor and our corporate compliance officer.
Compensation	Oversees risks related to our compensation policies and practices, with input from management and Pay Governance LLC (Pay Governance), the Compensation Committee’s independent outside compensation consultant. For more information on the Compensation Committee’s role with respect to oversight of risks related to compensation policies, see “Compensation Discussion and Analysis — Oversight of Risks Related to Compensation Policies,” beginning on page 71.
Finance and Risk Management	Oversees risks related to our capital structure, liquidity, financings and other capital markets transactions as well as risks related to our trading of fuel, transportation, energy and related products and services, regulatory compliance, and information technology systems, data privacy and security and cybersecurity matters and the Company’s management of the risks associated with such activities. For a detailed discussion of our cybersecurity strategy, please refer to Item 1C — Cybersecurity in our Annual Report on Form 10-K.
Governance and Nominating	Oversees our strategies and efforts to manage our environmental, economic and social impacts, including our environmental, climate change, sustainability and political expenditure policies and programs.
The Chairs of each of the Committees regularly report to the Board on all matters reviewed by their respective Committees, thereby providing the Board with the opportunity to identify and discuss any risk-related issues or request additional information from management or the Committees that may assist the Board in its risk oversight role. To this end, risk-related issues presented to the Committees are routinely presented to the full Board to ensure proper oversight.

BOARD STRUCTURE AND LEADERSHIP

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Chair of the Board: Lawrence S. Coben

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Number of regular meetings in 2023: 5

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Separate Chair and CEO or Lead Independent Director

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Annual election of directors

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Majority voting for directors

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Active engagement by all directors

• Number of current directors: 13 • Number of special meetings in 2023: 10 • Regular executive sessions of independent directors • • • Each Committee led by an independent director
Directors stand for election annually. Each director will hold office until his or her successor has been elected and qualified or until the director’s earlier death, resignation or removal. On November 20, 2023, the Company entered into a Cooperation Agreement with Elliott Investment Management L.P. and its affiliates (together Elliott). Pursuant to the Cooperation Agreement, as further described on page 37, we agreed to increase the size of our Board to thirteen (13) directors and appoint Messrs. Fawaz, Howell, and Pourbaix, and Ms. Zlotnik as new independent members of the Board.
Historically, NRG’s governance structure has been led by a separate CEO and Chair of the Board. The Board believes that an effective board leadership structure is highly dependent on the experience, skills and personal interaction between persons in leadership roles. As stated in the Guidelines, the Board believes that it is in the best interest of the Company for the Board to make a determination regarding separation of the roles of Chair and CEO based upon the present circumstances. In November 2023, in connection with the departure of Mauricio Gutierrez, Dr. Coben was named Interim President and CEO (Interim CEO) while maintaining his role as Chair of the Board. The Board amended the Guidelines to add the role of lead independent director and approved the rights and responsibilities of the lead independent director. In accordance with the amended Guidelines, due to the roles of CEO and Chair of the Board being held by the same person, Ms. Schaumburg was named Lead Independent Director. The Company expects to return to separate roles of Chair and CEO upon the appointment of a permanent CEO.
Our Interim CEO and Chair of the Board, Dr. Coben, and the Lead Independent Director, Ms. Schaumburg, work closely together in complementary roles. Dr. Coben focuses on the day-to-day operations of the Company and establishes the Company’s strategic plan. Dr. Coben also leads the Board’s responsibilities for reviewing, approving and monitoring fundamental financial and business strategies and major corporate actions, assessing major risks facing the Company and management, and overseeing succession planning, most notably at the CEO level, and he presides over the Board and its Committees as they perform their broad and varied oversight functions. Ms. Schaumburg reviews Board agendas in collaboration with Dr. Coben, and recommends matters for the Board to consider and information to be provided to the Board. Ms. Schaumburg also serves as principal liaison between the Chair and the independent directors.
The Guidelines provide that non-executive directors meet in executive session regularly following Board meetings. The Company’s Lead Independent Director, Ms. Schaumburg, presides over these sessions. Also, pursuant to the Company’s Bylaws, Ms. Schaumburg has been designated as an “alternate member” of all Committees to replace any absent or disqualified members of a Committee.
Directors are encouraged to attend the annual meetings of stockholders. All of the then sitting directors attended the 2023 Annual Meeting of Stockholders. During the 2023 fiscal year, each director attended more than 75% of the total number of Board meetings and meetings of the Committees on which they served (during the periods when they served).

DIRECTOR INDEPENDENCE
Under the Guidelines and the New York Stock Exchange (NYSE) listing standards, a majority of the Board must be composed of independent directors. The Board determines the independence of our directors by applying the independence principles and standards established by the NYSE. These standards provide that a director is independent only if the Board affirmatively determines that such director does not have a direct or indirect material relationship with the Company, which may include commercial, industrial, consulting, legal, accounting, charitable, familial and other business, professional and personal relationships.
The Board conducts a review of the independence of the Company’s directors (other than Dr. Coben) at least on an annual basis. In its most recent review, the Board considered, among other things:
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Any employment relationships between the Company and its directors or their immediate family members;

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Any affiliations of the Company’s directors or their immediate family members with the Company’s independent registered public accounting firm, compensation consultants, legal counsel and other consultants and advisors;

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Any transactions that would require disclosure as a related person transaction or that qualify for review under our related person transactions policy;

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Any transactions made in the ordinary course of business with a company in which a director serves on the board or as a member of the executive management team;

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Any transactions involving payments made by the Company to educational institutions; and

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Any general factors that may impact the independence of the Company’s directors in the view of the Board.

In addition, because the Company provides retail electricity services through certain of its subsidiaries, the Board also considered instances where certain of its directors either received electricity or natural gas services from the Company or serve as directors of businesses that received electricity or natural gas services from the Company.
The Board has determined that all of the Company’s directors are independent under the Guidelines and the NYSE listing standards, with the exception of Dr. Coben, our Interim CEO.
Each of the Audit, CEO Search, Compensation, Governance and Nominating, and Finance and Risk Management Committees is made up solely of independent directors. In accordance with the Guidelines and NYSE listing standards, all members of the Audit and Compensation Committees meet additional independence standards applicable to audit and compensation committee members, respectively.

BOARD AND COMMITTEE EVALUATIONS
The Board conducts an annual performance evaluation of the Board as a whole and each of its Committees. All directors are required to assess whether the Board and the Committees are functioning effectively. The evaluation process provides an opportunity for the members of the Board to reflect upon their service and assess the effectiveness of the Board as a whole and each of the Committees in an effort to determine if improvements are warranted.
In order to enhance Board effectiveness and continually improve our governance practices, in 2023, the Governance and Nominating Committee, which is responsible for the overall structure of the evaluation process, introduced a third-party facilitator as a new component of its Board evaluation program. The Governance and Nominating Committee believes that third-party evaluations will strengthen Board effectiveness as the third party facilitator will bring broad market insight and an objective, candid perspective on a wide range of governance matters, including board dynamics, structure and composition, information practices, meeting schedules and agendas, decision-making and overall effectiveness. The process entails members of the Board considering responses to a broad range of questions regarding the functioning and effectiveness of the Board and its Committees. The third party facilitator then holds individual sessions with each of the directors to elicit feedback concerning the collective performance of the Board and the Committees on which such director sits, and to gather information about areas where the Board and its Committees may improve effectiveness and performance. These discussion topics include, but are not limited to, the Board’s mix of skills, expertise, and experience; the priorities and impact of the Board; the effectiveness of the Committees; the transparency and communication of management with the Board; and specific feedback for other Board directors. Following completion of the interviews, the third party facilitator summarizes the responses for a discussion with the Chair of the Governance and Nominating Committee and the Chair of the Board, which is then presented to the full Board for discussion as a whole. Each Committee Chair also receives an individual review session, which is then discussed with the full Committee at the next regularly scheduled meeting. This feedback helps the Board and Committees identify and consider themes or issues that have emerged, and provide feedback to management. Feedback received regarding individual directors is shared with the Governance and Nominating Committee Chair and the individual directors.
The Board believes the evaluation process described above evokes meaningful responses because it provides directors with the opportunity to share feedback in multiple formats at each of the Board, Committee, and individual levels. The process highlights the Board’s commitment to continuous self-improvement by identifying issues that may require honest and difficult conversations and supports the Board’s nomination and refreshment practices.

DIRECTOR NOMINEE SELECTION PROCESS
The Governance and Nominating Committee is responsible for identifying individuals whom the Committee believes are qualified to be Board members, in accordance with criteria set forth in the Guidelines, as well as the assessment, on an ongoing basis, of the members of the Board for purposes of continued service to the Board and Company.
The Governance and Nominating Committee provides its recommendations to the Board for approval based on considerations of certain criteria. Such criteria include an individual’s business experience and skills, independence, judgment, integrity, and ability to commit sufficient time and attention to the activities of the Board. Our Guidelines utilize a sliding scale for service on other public company boards, with consideration given to public company leadership roles and outside commitments. A director who also serves as our CEO may not serve on more than one board of a public company in addition to our Board, a director who also serves as Chair of our Board should not serve on more than two boards of public companies in addition to our Board, and other directors should not serve on more than three other boards of public companies in addition to our Board.
Each year, in considering the qualifications of potential Board nominees, the Governance and Nominating Committee reviews the number of boards on which the candidate sits, and each of our directors affirmatively disclose the number of public company boards on which they serve in connection with completing their annual director questionnaire.
In evaluating potential nominees, the Governance and Nominating Committee does not assign specific weights to particular criteria and no particular criterion is necessarily applicable to all Board members. The Governance and Nominating Committee considers the Company’s strategy and the particular skills, experiences and other qualifications that should be represented on the Board as a whole in light of the Company’s strategic direction. In addition to the factors listed above, the Governance and Nominating Committee considers an understanding of and experience in the retail and wholesale competitive energy market, customer expertise, finance, operations, executive leadership, age, and gender and ethnic diversity. The Governance and Nominating Committee also assesses whether a nominee’s background, experience, personal characteristics, or skills will advance the Board’s goal of creating and sustaining a Board that can support and oversee management’s execution of the Company’s strategic priorities. The Board takes into account all of these factors when evaluating the Governance and Nominating Committee’s recommendations.

Listed below are summaries of specific qualifications that the Governance and Nominating Committee and the Board believe should be represented on the Board among other qualifications that a director may bring.
The Governance and Nominating Committee’s process for identifying and evaluating director nominees includes consultation with all directors, solicitation of proposed nominees from all directors, the engagement of one or more professional search firms, if deemed appropriate, interviews with prospective nominees by the Committee (and other directors, if deemed appropriate) and recommendations regarding qualified candidates to the full Board.
As noted above, the Board is continually evaluating the need for Board refreshment and has been focused on identifying individuals whose skills and experiences will enable them to make meaningful contributions to the Company in light of the Company’s evolving strategy and direction. The Board also aims to strike a balance between the knowledge and understanding of the business that comes from longer-term service on the Board with the ideas and perspectives that can come from adding new members.

BOARD SKILLS AND EXPERIENCE
Our director nominees represent a diverse mix of skills, experiences and viewpoints that are relevant to our Company and facilitate effective oversight. To illustrate the complementary nature of each director nominee’s skills and experience, the table below identifies six primary skills and experiences that the director nominees bring to the Board. In identifying these skills and experiences, each director nominee is limited to selecting six such areas. The table below therefore does not include all of the skills, experiences, and qualifications that each director nominee offers, and even though a particular skill, experience, or qualification is not listed, a director nominee may yet possess that skill, experience, or qualification. We believe identifying six primary skills and experiences is a more meaningful presentation of the complementary contributions and value that each director nominee brings to their service on the Board and to the Company’s stockholders. See “Proposal No. 1 Election of Directors” for the biographies of our director nominees and a description of the skills and viewpoints that each director nominee brings to bear in their service to the Board and Committees.

BOARD ATTRIBUTES
Our director nominees have a balance of tenure, age, and diversity, which provides our Board with a complementary mix of experience and perspective. In addition, 12 of our 13 director nominees are independent.
BOARD DIVERSITY
The Board is committed to maintaining a diverse and inclusive membership. Of our thirteen director nominees, seven (54%) are diverse, including five female directors and two male directors with ethnically diverse backgrounds. In addition, four out of our five Committee Chairs are women.
Our Guidelines specify that the Governance and Nominating Committee must seek to maintain a diversity of skills, experiences and backgrounds on the Board. In its recruitment process, the Governance and Nominating Committee and the Board seek to reflect gender and ethnic diversity in the pool of director candidates. Diversity also goes beyond race and gender and includes diversity of viewpoints and tenure. The differences in experience and expertise allow the Board to hear various perspectives from its members, leading to better outcomes and a robust decision-making process.

DIRECTOR ONBOARDING AND CONTINUING EDUCATION
Our Governance and Nominating Committee oversees the Company’s new director orientation program and continuing education program for existing directors. Our new director orientation program has three components. First, new directors receive background information about the Company, which includes a copy of our director handbook containing all relevant company policies, selected earnings materials and transcripts, and the Company’s most recent SEC filings and sustainability report. Second, our new directors attend orientation sessions with each of the business and functional leads in order to familiarize themselves with the Company’s business and operations as well as the senior members of the management team. These orientation sessions include both in office meetings and site visits. Third, new directors engage in one-on-one sessions with Committee chairs and other Board members to review and discuss information about the Company, the business, the boardroom, and individual director roles and responsibilities.
Members of the Board are encouraged to participate in presentations and trainings as part of NRG’s continuing education program to stay informed on current topics of interest. These trainings include in boardroom sessions on topics of interest, such as cybersecurity or data privacy, or directors can select and participate in external education sessions of their choice.
BEYOND THE BOARDROOM
Members of the Board also participate in engagement opportunities outside of Board meetings, which allows them to gain greater insight into the Company’s businesses and industries. Engagement outside of Board meetings also allows directors to gain a deeper understanding of NRG’s strategic goals, as well as the performance of the Company, our Interim CEO and other members of management, and the Board as a whole.
Directors hold individual discussions among themselves and with our Interim President and CEO, along with informal individual and small group meetings with other members of senior management. This practice allows members of the Board to gain insight into NRG’s management development program and to assist with succession planning.
Additionally, the Chair of the Board, the Lead Independent Director, and Committee Chairs regularly hold discussions among themselves and with members of management to plan future meetings.
BOARD COMMITTEES
The Board has the following four standing Committees: Audit, Compensation, Governance and Nominating, and Finance and Risk Management. In addition to our standing committees, the Board established a CEO Search Committee, a special, non-standing committee, in November 2023.
The membership and the functions of each Committee are described below. Each of the standing Committees has adopted a charter that describes each such Committee’s roles and responsibilities. The charters of all of the standing Committees are available on the Governance section of the Company’s investor relations website at https://investors.nrg.com.

AUDIT COMMITTEE
• Current Members: Anne C. Schaumburg (Chair), Antonio Carrillo, Paul W. Hobby, Alexandra Pruner, and Marcie C. Zlotnik
• Number of meetings in 2023: 4 • Number of special meetings in 2023: 6
• Audit Committee Financial Experts: Anne C. Schaumburg, Antonio Carrillo, Alexandra Pruner, and Marcie C. Zlotnik

•
Primary Responsibilities: Appoints, retains, oversees, evaluates, and compensates the independent auditors; reviews the annual audited and quarterly consolidated financial statements; and reviews major issues regarding accounting principles and financial statement presentations

• Independence: All members
The Audit Committee represents and assists the Board with respect to matters involving the accounting, auditing, financial reporting, internal controls, and legal compliance functions of the Company and its subsidiaries, including assisting the Board in its oversight of the integrity of the Company’s financial statements, the qualifications, independence, and performance of the Company’s independent auditors, the performance of the Company’s internal audit function, the Company’s compliance with legal and regulatory requirements, and effectiveness of the Company’s legal and regulatory compliance functions. Among other things, the Audit Committee:
•
appoints, retains, oversees, evaluates, and compensates the independent auditors;

•
reviews the annual audited and quarterly consolidated financial statements;

•
reviews major issues regarding accounting principles and financial statement presentations;

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reviews earnings press releases and earnings guidance provided to analysts and rating agencies;

•
reviews with the independent auditors the scope of the annual audit, and approves all audit and permitted non-audit services provided by the independent auditors;

•
considers the adequacy and effectiveness of the Company’s internal control and reporting system;

•
with the advice and assistance of the Finance and Risk Management Committee, reviews in a general manner the processes by which the Company assesses and manages risk; provided, however, the Audit Committee is not required to duplicate the work of the Finance and Risk Management Committee;

•
reviews periodically the Company’s tax policies and any pending audits or assessments;

•
reports regularly to the Board regarding its activities and prepares and publishes required annual Audit Committee reports;

•
establishes procedures for the receipt, retention, and treatment of complaints and concerns regarding accounting, internal accounting controls, or auditing matters;

•
oversees the internal audit and corporate compliance functions; and

•
annually evaluates the performance of the Audit Committee and the adequacy of its charter.

Until December 2023, the Audit Committee was comprised of Anne C. Schaumburg (Chair), Antonio Carrillo, Paul W. Hobby and Alexandra Pruner. Marcie C. Zlotnik was appointed to the Audit Committee in December 2023.

COMPENSATION COMMITTEE
• Current Members: E. Spencer Abraham (Chair), Antonio Carrillo, Matthew Carter, Jr., Heather Cox, Paul W. Hobby, and Alex Pourbaix
• Number of meetings in 2023: 4
• Number of special meetings in 2023: 2
• Primary Responsibilities: Oversees the Company’s overall compensation structure, policies, and programs
• Independence: All members
The Compensation Committee oversees the Company’s overall compensation structure, policies, and programs. Among other things, the Compensation Committee:
•
reviews and recommends to the Board annual and long-term goals and objectives relevant to the compensation of the President and CEO, evaluates the performance of the President and CEO in light of those goals and objectives, and determines, approves, and recommends to the Board for approval the compensation level of the President and CEO based on such evaluation;

•
reports to the Board its review of annual and long-term goals and objectives relevant to the compensation of the Chief Financial Officer (CFO), the Executive Vice Presidents and any other officer designated by the Board, the evaluation of those officers’ performance in light of those goals and objectives, the determination and approval of compensation levels based on such evaluations and the review and approval of employment arrangements, severance arrangements and benefits plans;

•
reviews and recommends to the Board the compensation, incentive compensation and equity-based plans that are subject to Board approval;

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reviews and approves stock incentive awards for executive officers other than the President and CEO;

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makes recommendations regarding, and monitors compliance by officers and directors with, the Company’s stock ownership guidelines;

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reviews and recommends to the Board the compensation of directors for service on the Board and its Committees;

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oversees the evaluation of management and annually reviews the Company’s senior management succession plans;

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reviews and approves employment agreements and severance arrangements, benefit plans not otherwise subject to Board approval, and corporate goals and objectives for officers other than the President and CEO;

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reviews and discusses with management the Compensation Discussion and Analysis (CD&A) to be included in the Company’s proxy statement or annual report on Form 10-K, and based on such review and discussions, recommends to the Board that the CD&A be included in the Company’s proxy statement or annual report on Form 10-K, as applicable;

•
evaluates any conflicts of interest and the independence of any outside advisors engaged by the Compensation Committee;

•
reviews and oversees the Company’s overall compensation strategy, structure, policies, programs, risk profile and any stockholder advisory votes on the Company’s compensation practices and assesses whether the compensation structure establishes appropriate incentives for management and employees;

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annually evaluates the performance of the Compensation Committee and the adequacy of its charter; and

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performs such other responsibilities as may be delegated to it by the Board from time to time that are consistent with its purpose.

The Compensation Committee may delegate to one or more subcommittees such power and authority as the Compensation Committee deems appropriate. No subcommittee shall consist of fewer than two members, and the Compensation Committee may not delegate to a subcommittee any power or authority that is required by any law, regulation or listing standard to be exercised by the Compensation Committee as a whole.
The Compensation Committee has the authority to retain at the expense of the Company such outside counsel, experts, and other advisors as it determines appropriate to assist it in the full performance of its functions, including sole authority to retain and terminate any compensation consultant used to assist the Compensation Committee in the evaluation of directors, or, if applicable, CEO or senior executive compensation, and to approve the consultant’s fees and other retention terms.
Pay Governance, the Compensation Committee’s independent compensation consultant for fiscal year 2023, assisted with executive pay decisions and worked with the Compensation Committee to formulate the design of the executive compensation program for 2023.
Until December 2023, the Compensation Committee was comprised of E. Spencer Abraham (Chair), Antonio Carrillo, Matthew Carter, Jr., Heather Cox, and Paul W. Hobby. Alex Pourbaix was appointed to the Compensation Committee in December 2023.
GOVERNANCE AND NOMINATING COMMITTEE
• Current Members: Heather Cox (Chair), Matthew Carter, Jr., Elisabeth B. Donohue, Marwan Fawaz, and Marcie C. Zlotnik
• Number of meetings in 2023: 4
• Primary Responsibilities: Recommends director candidates and provides guidance on governance related matters
• Independence: All members
The Governance and Nominating Committee recommends director candidates to the Board for election at the annual meetings of stockholders, periodically reviews the Guidelines and recommends changes to the Board, and provides guidance to the Board with respect to governance related matters. Among other things, the Governance and Nominating Committee:
•
identifies and reviews the qualifications of potential nominees to the Board consistent with criteria approved by the Board, and assesses the contributions and independence of incumbent directors in determining whether to recommend them for re-election;

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establishes and reviews procedures for the consideration of Board candidates recommended by the Company’s stockholders;

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makes recommendations to the Board concerning the structure, composition, and functioning of the Board and its Committees;

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reviews and assesses the channels through which the Board receives information, and the quality and timeliness of information received;

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reviews and recommends to the Board retirement and other tenure policies for directors;

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reviews and approves Company policies applicable to the Board, the directors and officers subject to Section 16 of the Securities Exchange Act of 1934, as amended (Exchange Act);

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reviews and reports to the Board regarding potential conflicts of interests of directors;

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recommends to the Board director candidates for the annual meeting of stockholders, and candidates to be elected by the Board as necessary to fill vacancies and newly created directorships;

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oversees the Company’s strategies and efforts to manage its environmental, economic and social impacts, including, but not limited to, the Company’s environmental, climate change and sustainability policies and programs;

•
oversees, in conjunction with a third party, the evaluation of the Board, each of its Committees and management;

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annually monitors directorships in other public companies held by directors and senior officers of the Company;

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annually evaluates the performance of the Governance and Nominating Committee and the appropriateness of its charter;

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reviews the Company’s political contribution policy and the Company’s memberships in trade associations or other business associations that engage in lobbying activities or make independent expenditures relating to political campaigns or initiatives;

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reviews the Company’s charitable giving policy;

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oversees the orientation process for new directors and programs for the continuing education of existing directors; and

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performs such other responsibilities as may be delegated to it by the Board from time to time that are consistent with its purpose.

Until December 2023, the Governance and Nominating Committee was comprised of Heather Cox (Chair), Matthew Carter, Jr., and Elisabeth B. Donohue. Marwan Fawaz and Marcie C. Zlotnik were appointed to the Compensation Committee in December 2023.
FINANCE AND RISK MANAGEMENT COMMITTEE
• Current Members: Alexandra Pruner (Chair), Elisabeth B. Donohue, Anne C. Schaumburg, Marwan Fawaz, and Kevin T. Howell
• Number of meetings in 2023: 4
• Number of special meetings in 2023: 1
• Primary Responsibilities: Oversight of trading, power marketing and risk management issues
• Independence: All members
The Finance and Risk Management Committee assists the Board in fulfilling its responsibilities with respect to the oversight of trading, power marketing and risk management issues at the Company, and reviews and approves certain financial transactions. Among other things, the Finance and Risk Management Committee:
•
reviews, reports and makes recommendations to the Board on management recommendations or proposals regarding the Company’s and its subsidiaries’: (i) capital structure, (ii) liquidity, (iii) need for credit or debt or equity financing, (iv) amounts, timing and sources of capital market transactions, and (v) financial hedging and derivative activities;

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reviews and approves, or authorizes officers to approve, the pricing and other terms and conditions of transactions relating to debt or equity financings, financial hedging and derivatives activities, and other similar financial activities, in each case which have been reviewed and approved by the Board;

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reviews and approves, or authorizes officers to approve, repurchases, early redemption or other similar actions with respect to the Company’s securities;

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reviews and approves, or authorizes officers to approve, the pricing and other terms and conditions of financing transactions related to mergers, acquisitions, tender offers, and reorganizations which have been reviewed and approved by the Board;

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reviews and approves, or authorizes officers to approve, the pricing and other terms and conditions of securities offerings which have been reviewed and approved by the Board;

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approves determinations of the fair market value of assets and investments of the Company for purposes of the Company’s note indentures, senior secured credit agreement or other similar financing documents where fair market value is required to be determined by the Board or by a Committee of the Board;

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reviews with management, on a periodic basis, contributions to employee benefit retirement plans of the Company, investment performance, funding, asset allocation policies and other similar performance measures of the employee benefit retirement plans of the Company;

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oversees the Company’s policies and procedures established by management to assess, monitor, manage and control the Company’s material risk exposures, including operational, business, financial and commodity market (including marketing and trading of fuel, transportation, energy and related products and services, and hedging of generation portfolio obligations), strategic, credit, liquidity and reputational risks;

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oversees matters related to the security of and risks related to information technology systems and procedures, including the Company’s data privacy and security practices, cyber-security program and cyber- related risks;

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advises and assists the Audit Committee in its review of the processes by which management and the Committee assess the Company’s exposure to risk;

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approves, as appropriate, the Company’s power marketing and trading transactions, limits, policies, practices and procedures, and counter-party credit limit and policies, and approves exceptions to policies, as necessary;

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annually evaluates the performance of the Finance and Risk Management Committee and the appropriateness of its charter;

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reviews and approves transactions exceeding the President and CEO’s individual authority limits under the Company’s risk management policies; and

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performs such other responsibilities as may be delegated to it by the Board from time to time that are consistent with its purpose.

Until December 2023, the Finance and Risk Management Committee was comprised of Alexandra Pruner (Chair), Elisabeth B. Donohue, and Anne C. Schaumburg. Marwan Fawaz was appointed to the Finance and Risk Management Committee in December 2023. Kevin T. Howell was appointed to the Finance and Risk Management Committee in March 2024.

CEO SEARCH COMMITTEE
•
Current Members: Elisabeth B. Donohue (Chair), Antonio Carrillo, Heather Cox, Kevin T. Howell, and Alex Pourbaix

•
Number of meetings in 2023: 1

•
Primary Responsibilities: Identify and evaluate, with the assistance of a third party search firm, candidates to become the Company’s next CEO and President

•
Independence: All members

In November 2023, the Board formed a CEO Search Committee, a special non-standing committee to oversee the Board’s search for a new CEO and President. The CEO Search Committee engaged a search firm and is in the process of identifying and evaluating candidates to become the Company’s next CEO and President. The Committee will be dissolved upon the appointment of a new CEO and President.

SUSTAINABILITY AT NRG
Sustainability is a philosophy that underpins and facilitates value creation across our business for all stakeholders. It is an integral piece of our corporate strategy and ties directly to business success, reduced risk, and enhanced reputation. We are committed to positively affecting the communities in which our customers and employees live and work and reducing our environmental footprint while ensuring the long-term reliability, competitiveness, and success of NRG.
As we help to drive the energy transition through increasingly more sustainable products and solutions, our goal is to provide more clean energy choices to our customers and help reduce overall environmental and social impacts associated with the use of our products.
This includes providing sustainable energy solutions to customers, optimizing our generation on an ongoing basis, reducing the carbon footprint of our operations, leveraging cleaner energy technologies such as battery storage and the incorporation of renewables, and supporting the advancement of our employees through health, safety, personal and professional growth, and diversity, equity, and inclusion (DEI) initiatives.
We have a long history of sustainability initiatives and disclosures, beginning in 2009 when we submitted our first report to the Climate Disclosure Project (now known as CDP). Since then, we have promoted transparency and reported on our efforts, as illustrated in the timeline below.

SUSTAINABILITY GOVERNANCE
Board of Directors
At NRG, we have adopted an integrated governance approach to the oversight of sustainability issues, including climate change. Our full Board has ultimate responsibility for climate risk oversight as a component of the Company’s business strategy. The Committees are then structured to conduct more in-depth reviews of specific sustainability issues, with the Governance & Nominating Committee formally responsible for the Company’s sustainability policies and programs.
The rationale for formalizing the governance structure for climate and other sustainability-related issues is to ensure that the Board and its committees are ensuring that all material risks to the company are mitigated and for guiding NRG’s pursuit of significant business opportunities. Sustainability is formally included as an agenda item at a full Board meeting and is discussed separately by the Governance and Nominating Committee at least once per year. In addition, sustainability-related matters are also discussed at other Board and Committee meetings as the context requires. For example, the Compensation Committee regularly discusses ESG compensation metrics in the context of annual compensation plan design and achievement of compensation plan metrics.

OVERSIGHT RESPONSIBILITIES	SELECTED ESG TOPICS ADDRESSED AT LEAST ANNUALLY
BOARD		Overall oversight of ESG risks and opportunities, and integration of ESG risks and opportunities into the Company's long-term strategy • Annual sustainability update and review of sustainability reporting • Certain responsibilities delegated to board committees for more in-depth review and analysis	> Climate strategy, goals, and progress > Diversity, equity, and inclusion > Safety and well-being > Cybersecurity and data analytics > Community relations and philanthropy
COMMITTEES	1 **Audit**	• Oversight of ESG disclosure and processes and controls to ensure disclosures are accurate, consistent, and comparable	> Quarterly review of disclosure in Form 10-K/Qs and earnings releases > Ethics and Compliance
COMMITTEES	2 **Compensation**	• Oversight of accountability for ESG goals and the talent and management succession to execute the ESG strategy	> Review of executive compensation program and succession planning for senior management > Incorporating ESG into compensation
COMMITTEES	3 **Governance and Nominating**	• Oversight of ESG engagement, board composition, and ongoing board education on ESG matters • Oversight of corporate sustainability issues	> Annual sustainability update > Annual review of political spending > Ongoing Board refreshment and director onboarding and training program
COMMITTEES	4 **Finance and Risk Management**	• Oversight of risk assessment of material ESG sustainability risks such as climate change	> Review of new and emerging risks

Executive Management
Responsibility for our overall sustainability approach begins with our CEO, who is tasked with reviewing all sustainability-related strategies, goals, and metrics, which are then finalized and approved by the Board before implementation. Sustainability strategy development, implementation, and reporting are led by our chief sustainability officer (CSO) and a dedicated corporate sustainability team. In particular, our corporate sustainability team is responsible for developing our climate-related policy positions, coordinating between policy and commercial initiatives, engaging with stakeholders, and advising on decarbonization pathways for the Company as well as business and residential low-carbon energy solutions.

CUSTOMERS
Our expertise brings customers closer to achieving their energy and sustainability goals through a range of retail renewable electricity plans, tailored demand response programs, active energy management tools, and energy efficiency consulting and products. Our long-term strategy includes additional personalized products and services allowing for more connected devices within a residence.
Our residential retail brands, including NRG, Reliant, Direct Energy, and Green Mountain Energy, offer zero-emission or low-emission retail electricity rate plans and carbon offsets, as well as adjacent services through partner companies for rooftop solar installation and the purchase and charging of electric vehicles. When paired with smart home technologies from our Vivint brand, these products and services bring customers a unique, end-to-end smart home experience, which helps keep homes safe, secure, and always on.
For our commercial and industrial customers, we act as an intermediary between renewable power developers and electricity customers. Our Renewable Select retail product delivers renewable energy through a unique, simple contract and no on-site infrastructure. In addition, to support large customers’ energy management and enable grid stability in times of high demand, we provide energy load reduction through business demand response programs. Our team also delivers reliable, competitively priced natural gas supply and related solutions to companies, state and local governments, and households, helping them achieve their climate goals. We also work to help reduce the carbon impact of gas consumption with products like high-quality carbon offsets. We expect that natural gas will become less carbon intense over time through advancements in emerging lower carbon and/or methane forms of gas such as renewable natural gas (RNG), producer-certified gas (PCG or simply certified gas), and hydrogen.
NRG’s strategy is not to become a developer, owner, or operator of large-scale renewable energy generation as a pathway to decarbonization but rather to be the preferred conduit to help our customers become more sustainable. We leverage our market expertise to partner with renewable energy developers to bring new, additional renewable electricity to the grid through short and medium-term Power Purchase Agreements (PPAs). This approach to procuring renewables allows us to stay agile and meet customer needs for sustainable energy solutions while supporting our business strategy. NRG expects to continue evaluating and executing similar agreements that support the needs of the business.
WORKFORCE
Employees power the work of NRG. We provide comprehensive compensation and benefits to our colleagues, including employees represented by labor unions, as well as tools and resources to help them thrive in their personal lives and grow in their careers. We negotiate with labor unions in good faith and are proud of the cooperative relationships we have built together over the years.

Safety

The safety of our employees is of paramount importance to us. Responsibility for safety is instilled at every level. To further this culture, we have adopted a Safety-Over-Production policy, which empowers any of our colleagues to take actions necessary to comply with safety rules and requirements, even if these actions result in reduced production at our facilities.
Given our strong focus on employee involvement, we continue to perform well in safety. We finished the year with an injury rate of 0.20, better than the top decile in the industry.

NRG 5-Year Safety Record

Total Recordable Injury Rate
0.6
0.5
0.4
0.3
0.2
0.1
0.0
.49
.32
.30
.27
.20
2019
2020
2021
2022
2023
NRG Actual
Top Decile Target

Diversity, Equity, and Inclusion
We recognize that we must live our values to serve our customers and our communities. One of our core Power Values (as defined on page 61) includes seeking to create work environments where our colleagues are treated fairly and respectfully and where each voice matters. We are building on that position by reshaping our hiring and promotions practices, continually improving our policies to be more inclusive and increasing the number of our Business Resource Groups (BRGs). In these BRGs, employees can share, learn, and receive support from colleagues with whom they have an affinity based on shared backgrounds or interests. We strive to be a place of equitable access for employee growth that celebrates the individual while championing our diversity together. Our BRGs include the following:

BELIEVE

Black Employees Leading in Inclusion, Excellence, Vision, and Education.

EXPLORE MORE

Promotes and advocates for outdoor activities.

RUNNING CLUB

Brings together employees who enjoy running.

CYCLING TEAM

Promotes social, recreational, and health aspects of cycling.

HOLA! CLUB

Fosters cultural diversity among Latin and Hispanic members.

VETS+

Committed to bettering the lives of all Military Veterans.

EARLY CAREER SUCCESS

Jumpstart early career professionals through development.

ONE SPACE

Promotes and builds awareness for the LGBTQ+ community.

visABILITY

Celebrates diverse perspectives and experiences of employees and customers.

ENERGIZED PROJECT MANAGERS

Facilitates improvement of project management.

POWER SPEAKERS

Empowers member's public speaking and leadership skills.

VIVIDH

Serves as a platform to Asian American and Pacific Islander employees.

EV CLUB

Educates members about the EV market and trends.

RISE

Promotes diversity and inclusion for Indigenous persons.

WOMEN IN POWER

Empowers, strengthens, and connects female employees.

In furtherance of our DEI initiatives, during 2023, we:
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created designated reflection rooms in our headquarters to accommodate religious practices and reflection;

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hosted our inaugural listening session in recognition of National Day for Truth and Reconciliation sponsored by RISE, our Indigenous communities BRG; and

•
held our first Lunar New Year’s celebrations hosted by VIVIDH, our Asian American and Pacific Islander BRG.

Additionally, we are proud to be recognized by Forbes and Statista as one of the Best Employers for diversity.
Talent Development
We deploy various talent development strategies and programs with the goal of developing leaders who can execute on our strategy and drive value for all stakeholders. The Board regularly engages with management on leadership development and succession planning, including providing feedback on development plans and bench strength for key senior leader positions. In 2023, we continued our Emerging Leaders Program to strengthen the identified pipeline of future leaders and create a cohort of high-potential candidates to work on active company challenges. Additionally, the Company launched a front-line leader program called Peak Leadership with the intent to onboard first-level leaders into their leadership role in select business units and will look to expand its impact in 2024. We also have a performance management tool that emphasizes a continuous feedback loop to all our employees and a robust online training curriculum that covers topics such as leadership, communication, and productivity.
Employee Engagement
We actively provide employees with virtual, hybrid, and in-person health and wellness activities. Throughout the year, we hosted meditation, yoga, and high-intensity interval training classes, as well as our annual walking challenge and the corporate team participated in events such as the Texas MS150, to support health and well-being. Our Employee Appreciation Day in 2023 saw over 50% employee participation rate in a virtual Spin the Wheel activation and widespread in-person celebrations at company-planned events. To recognize employees’ positive contributions to our corporate culture and the communities where we live and work, we launched a new set of enterprise-wide awards. The NRG Impact Awards highlight employees who embody our purpose and live out our values in three award categories: Volunteer of the Year, Community Champion, and Purpose on Point. We continued our annual survey of employees on well-being, with a focus on understanding how employees perceive their physical, emotional, and financial well-being, and intend to address matters as they arise. Business leaders partner with the Talent team to identify initiatives that serve the needs and priorities coming from these surveys. Examples of these initiatives include efforts to clarify career development paths, increase recognition or communication programs, and host employee focus groups.
Total Rewards
We seek to provide market-competitive compensation and benefits benchmarked against the industries in which we operate: energy, consumer services, and, where appropriate, the entire market. To ensure incentives are properly aligned with business needs and can attract and retain qualified employees, the Compensation Committee of the Board actively reviews our total rewards programs, including benchmarking, risk assessment, and program design. We offer full-time employees incentives designed to motivate and reward success. We continue to evaluate our offerings, taking into consideration the needs of our employees to ensure they are competitive and best serve our employees.
For several years, we have invested in the well-being of our employees and their families, providing programs that holistically support their physical, emotional, and financial wellness. Through these programs, NRG empowers employees to take control of their well-being and focus on what matters most to them for a healthy, secure future.

In 2023, we continued to include well-being goals in the AIP tying a portion of incentive compensation directly to improvements in employee physical, emotional, and financial well-being. For the first time, we provided regional “pop-up” clinics to our larger locations, making preventative care more convenient than ever.
We continued our support of employees by partnering with the National Council for Behavioral Health to initiate our Mental Health First Aid program. This program safely, respectfully, and effectively opens the conversation about mental illness and addiction, encourages employees to recognize and take responsibility for their mental health, teaches managers to recognize and speak to employees about mental health concerns, and complements and supports existing benefit and wellness programs and company policies and procedures.
COMMUNITY AND PHILANTHROPY
We are committed to positively impacting people, communities, and the environment. Our social responsibility efforts reflect what it means to lead by example in our industry and our desire to make the world brighter. Through NRG’s philanthropic program, positiveNRG, we create a workplace that empowers employees by supporting communities, causes, and organizations they elect to champion. The platform offers multiple touchpoints that allow for engagement with non-profit organizations via volunteering and donations and internal employee team building.
We encourage employees at every level of our organization to participate in positiveNRG Impact Week, our annual week of giving. In 2023, positiveNRG Impact Week continued to focus on strengthening food security, and volunteer opportunities ranged from unloading food deliverables and sorting donated goods at local food pantries to packaging meals and maintenance work with local community gardens. Collectively, over 710,000 meals were donated, packed, or prepared. Additionally, volunteers had the opportunity to participate in various food preparation and gardening activities. Vivint Gives Back foundation held its annual holiday celebration, “Sub for Santa” during which we donated 26,843 presents to children in the local communities of Provo and Lehi, Utah, and 52 homes were built as part of our annual Impact Trip that was held in Mexico City in 2023.

Approximately
$7MM
donated through NRG charitable giving in 2023[1]

Approximately
4,450
volunteers engaged

1,160+
charitable organizations impacted by volunteers and donations

36
U.S. states and Canadian provinces where employees volunteered

Approximately
31,100
hours volunteered

19%
employees engaged via volunteering

1 Inclusive of all monetary, in-kind and TeamNRG donations. Does not include employee donations.

ENVIRONMENT
Goals and Progress

50%	net-zero	100%
reduction in GHG emissions by 20251	by 2050	electrification of company- owned light-duty fleet vehicles by 2030

1
From a 2014 base year

We integrate environmental considerations into strategic and operational decisions. We have demonstrated our commitment by reducing our environmental impact in several areas. Our annual SOx and NOx air emissions have declined significantly since 2014. In addition, we established industry-leading 2 degree Celsius-aligned greenhouse gas (GHG) emission reduction goals in 2015 and became the first power company to earn validation of these goals from the Science Based Targets initiative (SBTi). At that time, our goals were to reduce GHG emissions by 50% by 2030 and 90% by 2050.
In 2019, NRG announced the acceleration of its goals to align with prevailing climate science, which urged limiting global warming in the postindustrial era to 1.5 degree Celsius. These updated goals target a 50% reduction by 2025 from our current 2014 base year, and net-zero emissions by 2050, and encompass scope 1, scope 2, and the employee business travel portion of scope 3. Since then, SBTi’s methodologies and submission requirements have changed, as has the composition of NRG’s business. Following the acquisitions of Direct Energy and Vivint, the magnitude of NRG’s scope 3 emissions changed, and the Company is currently in the process of analyzing its scope 3 emissions.

U.S. CO_2e Emissions and Generation
80
60
40
20
0
61
58
31
25
40
33
42
35
31
24
2014
2020
2021
2022
2023
U.S. CO_2e Emissions (million metric tons)
U.S. Generation (TWh)
Rest of fleet
RGGI and AB32
50% target

The chart to the right presents carbon dioxide equivalent (CO2e) emissions and generation output from our domestic generation portfolio, including leased facilities and those accounted for through equity method investments. Prior year information was adjusted to remove divested assets. Since our base year of 2014, CO2e emissions have fallen by 34 million metric tons of CO2e or 58%, equivalent to avoiding GHG emissions for more than 87 billion miles driven by an average gasoline-powered passenger vehicle. The decrease is attributed to fleet-wide annual net generation reductions and an overall market-driven shift from coal as a primary fuel to natural gas. The achievement of NRG’s 2025 emissions reduction targets could be impacted by volatility within the power markets, driven by market conditions and changes in regulatory policies. The generation in the chart includes generation from all fuels represented in our portfolio — coal, natural gas, oil, and renewables — which is discussed further in our Annual Report on Form 10-K.

In furtherance of our sustainability commitment, in 2021, we added a sustainability goal to electrify 100% of company-owned, light-duty fleet vehicles by 2030. NRG also joined the Climate Group’s EV100 initiative to share best practices with other organizations electrifying their fleets and to support our customers in their transition to electric vehicles.
Environmental Management and Operations
Since environmental responsibility is instilled at every level of NRG, we have an Environment-Over-Production policy, which empowers our colleagues to take necessary actions to comply with environmental requirements even if such actions result in reduced production at our facilities.
As part of our ongoing operations, NRG complies with numerous environmental requirements. In addition, we carefully measure and track compliance with environmental requirements and our own more stringent standards using Environmental Key Performance Indicators (EKPIs) so that we can improve continually. These measures are reported internally to management and our Board and externally in our annual sustainability report.

Environmental Performance Metric
% of base year (lower is better)
BASE YEAR
94%
76%
77%
53%
59%
34%
63%
49%
42%
2014
2015
2016
2017
2018
2019
2020
2021
2022
2023

* Base year totals have been recalculated to reflect the composition of the NRG generation fleet. In some cases, that has resulted in differences from percentages previously reported.

Our EKPI metric counts environmental incidents such as reportable spills, permit deviations, and receipt of Notices of Violation. Fewer incidents result in a lower score. The chart to the right shows the Company’s EKPI score by year as a percentage of base year 2014, which is indexed to 100%. In 2023, we experienced a decrease in EKPIs and further improvement against our 2014 base year.
Supply Chain
Our supply chain initiatives include evaluating risks and opportunities in our purchased goods and services, enhancing the ways we select suppliers, including a focus on DEI, developing strong manufacturing standards and internal policies, and promoting environmental disclosure practices for those with whom we do business. The importance we place on supply chain transparency has also led us to pursue external collaboration with other companies in our sector through organizations such as the Natural Gas Supply Collaborative, a voluntary collaborative of natural gas purchasers, which promotes safe and responsible practices for natural gas supply.
NRG has a robust Supplier Code of Conduct as well as a Human Rights and Social Responsibility in Manufacturing Standards Policy. We require all contract manufacturers (including subcontractors) to adhere to this policy. Third-party audits are conducted regularly, and we report the results of such third-party manufacturing audits to the Audit Committee.

STOCKHOLDER AND STAKEHOLDER ENGAGEMENT
We have a broad outreach program to discuss NRG’s long-term strategy and sustainability goals, as well as to review and seek feedback on our governance, sustainability, and compensation practices. During 2023, one or more members of management spoke with stockholders representing more than two-thirds (2/3) of our shares outstanding.
We regularly engage with stockholders concerning our Board, governance, and executive compensation practices with the specific goal of seeking stockholder feedback. Our stockholder engagement is important to our Board’s decision-making process and has driven changes to our governance and compensation practices. We greatly value the views of our stockholders and look forward to continuing the dialogue.
In addition, we regularly engage with all stakeholders on sustainability issues. We strive to provide current, credible, and comparable data to sustainability ratings agencies while engaging investors and investor advocacy organizations on these issues. We believe that engagement with all stockholders, including non-government organizations, community and industry groups, and academia, among others, helps us identify and pursue potential opportunities to decarbonize our business and better serve our customers.
COMMUNICATION WITH DIRECTORS
Stockholders and other interested parties may communicate with the Board by writing to the Corporate Secretary, NRG Energy, Inc., 804 Carnegie Center, Princeton, New Jersey 08540. Communications intended for a specific director or directors should be addressed to their attention to the Corporate Secretary at the address provided above. Communications received are forwarded directly to Board members as part of the materials mailed in advance of the next scheduled Board meeting following receipt of the communications. The Board has authorized the Corporate Secretary, in her discretion, to forward communications on a more expedited basis if circumstances warrant or to exclude a communication if it is illegal, unduly hostile or threatening, or similarly inappropriate. Advertisements, solicitations for periodical or other subscriptions, and other similar communications generally will not be forwarded to the directors.

Proposals to be Voted
PROPOSAL NO. 1
ELECTION OF DIRECTORS
In November 2023, the Company entered into a Cooperation Agreement with Elliott pursuant to which the Company agreed to (i) increase the size of the Board to thirteen (13) directors, (ii) appoint Mr. Fawaz, Mr. Howell, Mr. Pourbaix and Ms. Zlotnik (together, the New Directors) as independent directors with initial terms expiring at the Annual Meeting, and (iii) nominate the New Directors for election at the Annual Meeting. A summary of the Cooperation Agreement is included in the Company’s Current Report on Form 8-K filed with the SEC on November 20, 2023.
The Board is comprised of 13 members, all of whom will stand for election at the Annual Meeting. Although Ms. Schaumburg will stand for reelection, she has informed the Board of her desire to retire prior to the 2025 Annual Meeting of Stockholders. Given her role as Lead Independent Director, the Board has requested, and Ms. Schaumburg has agreed, to continue to serve on the Board and as Lead Independent Director until the Company reduces the size of the Board pursuant to the Cooperation Agreement, which will be no later than December 31, 2024. Mr. Hobby has also informed the Board that he will resign when the Company reduces the size of the Board pursuant to the Cooperation Agreement. Our Bylaws provide that the number of directors will be determined by the Board of Directors, and the number of directors is currently set at thirteen. Following the resignations of Ms. Schaumburg and Mr. Hobby, the Board of Directors is expected to reduce the size of the Board in accordance with the Cooperation Agreement.
Each director will hold office until his or her successor has been elected and qualified or until the director’s earlier death, resignation, or removal. Each of the nominees for director named in this Proxy Statement have been recommended and nominated by the Governance and Nominating Committee.
The persons named as proxies on the proxy card intend to vote the proxies for the election of the nominees to the Board listed below. Each nominee listed below has consented to being named in this Proxy Statement and to serve as a director if elected. The biography for each director includes the specific experience, qualifications, attributes, and skills that led the Board to conclude that the nominee should serve as a director. The Board believes that each of the director nominees has valuable individual skills and experiences that, taken together, provide the Company with the variety and depth of knowledge, judgment, and vision necessary to provide effective oversight of the Company.

E. Spencer Abraham Age: 71 Director Since: 2012 Board Committees: Compensation (Chair)
Director Qualifications and Experience
Secretary Abraham’s over two decades at the highest levels of domestic and international policy and politics give him the experience necessary to provide a significant contribution to the Board. As a former U.S. Senator and former U.S. Secretary of Energy who directed key aspects of the country’s energy strategy, he provides the Board unique insight into public policy and regulatory-related issues. In these capacities, he developed policies and regulations to ensure the nation’s energy security, oversaw the Department of Energy’s environmental management program (a multibillion-dollar environmental remediation project), was responsible for domestic oil and gas development and nuclear energy policy, and led the landmark nuclear nonproliferation program between the United States and Russia.
Business Experience
•
Chairman and Chief Executive Officer, Abraham Group LLC (2005 to present)

•
Senior Advisor, Blank Rome Government Relations LLC (May 2016 to present)

•
Secretary of Energy (2001 to January 2005)

•
U.S. Senator for the State of Michigan (1995 to 2001)

Other Public Company Boards
•
PBF Energy Inc. (August 2012 to present)

•
Two Harbors Investment Corp. (May 2014 to present)

•
Uranium Energy Corp. (October 2015 to present)

Former Public Company Boards
•
Occidental Petroleum Corporation (May 2005 to May 2020)

•
GenOn Energy, Inc. (January 2012 to December 2012)

Antonio Carrillo Age: 57 Director Since: 2019 Board Committees: Audit CEO Search Compensation
Director Qualifications and Experience
Mr. Carrillo’s executive management experience with industrial and infrastructure companies, balanced with service on a public company, customer-facing board brings not only complex management experience, but important and diverse customer perspectives to the Board.
Business Experience
•
President, Chief Executive Officer and Director, Arcosa Inc. (November 2018 to present)

•
Senior Vice President and Group President of Construction, Energy, Marine and Components of Trinity Industries Inc. (April 2018 to November 2018)

•
Chief Executive Officer, Orbia Advance Corporation (2012 to February 2018)

Former Public Company Boards
•
Dr. Pepper Snapple Group, Inc. (2015 to 2018)

•
Trinity Industries Inc. (2014 to November 2018)

Matthew Carter, Jr. Age: 63 Director Since: 2018 Board Committees: Compensation Governance and Nominating
Director Qualifications and Experience
Mr. Carter’s experience as a chief executive officer brings valuable management expertise and significant corporate leadership, brand management and technology expertise to the Board.
Business Experience
•
Chief Executive Officer, Intrado Life & Safety, Inc. (October 2023 to present)

•
Chief Executive Officer, Aryaka Networks, Inc. (September 2018 to October 2023)

•
President, Chief Executive Officer and Director, Inteliquent, Inc. (June 2015 to February 2017)

•
President, Sprint Enterprise Solutions, Sprint Corporation (September 2013 to January 2015)

Other Public Company Boards
•
Jones Lang LaSalle Incorporated (November 2018 to present)

Former Public Company Boards
•
USG Corporation (2012 to 2018)

•
Inteliquent, Inc. (2015 to 2017)

•
Apollo Education Group, Inc. (2012 to 2017)

Lawrence S. Coben Age: 65 Director Since: 2003 Board Committees: Board Chair (since 2017)
Director Qualifications and Experience
Dr. Coben has served as our Interim President and Chief Executive Officer since November 2023. His experience as a chief executive officer and investor in the energy industry brings a valuable cross-section of skills to the Board. He brings to the Board significant managerial, strategic, and financial expertise, particularly as it relates to company financings, transactions and development initiatives. In addition, as the founder of the Sustainable Preservation Initiative and current Executive Director of the Escala Initiative, he is uniquely positioned to understand and provide insight to the Board on matters relating to human rights and inequality, and as founder of Catalyst Energy Corporation, one of the first alternative energy companies in the United States, he gained extensive experience in the investment and development of sustainable energy projects.
Business Experience
•
Interim President and Chief Executive Officer, NRG Energy, Inc. (November 2023 to present)

•
•
Executive Director, Escala Initiative (formerly Sustainable Preservation Initiative) (2011 to present)

•
Consulting Scholar, University of Pennsylvania Museum of Archaeology and Anthropology (2012 to present)

•
Chairman and Chief Executive Officer, Tremisis Energy Corporation LLC and its affiliates (2003 to 2017)

•
Senior Principal, Sunrise Partners L.P. (January 2001 to January 2004)

•
Independent Consultant (1997 to January 2001)

•
Chief Executive Officer, Bolivian Power Company (1994 to 1996)

Other Public Company Boards
•
Freshpet, Inc. (November 2014 to present)

Heather Cox Age: 53 Director Since: 2018 Board Committees: Compensation CEO Search Governance and Nominating (Chair)
Director Qualifications and Experience
Ms. Cox is able to provide the Board with significant insight based on her digital transformation, innovation, technology, operations and customer service experience.
Business Experience
•
President, Insights & Empowerment, Zelis Healthcare Inc. (May 2023 to present)

•
Chief Digital Health and Analytics Officer, Humana Inc. (August 2018 to June 2022)

•
Executive Vice President and Chief Technology & Digital Officer, United Services Automobile Association Inc. (October 2016 to March 2018)

•
Chief Executive Officer, Financial Technology Division and Head of Citi FinTech of Citigroup, Inc. (November 2015 to September 2016)

•
Chief Client Experience, Digital and Marketing Officer, Global Consumer Bank of Citigroup, Inc. (April 2014 to November 2015)

•
Executive Vice President, U.S. Card Operations (August 2011 to August 2014)

Former Public Company Boards
•
Atlantic Union Bank (August 2022 to July 2023)

Elisabeth B. Donohue Age: 58 Director Since: 2020 Board Committees: CEO Search (Chair) Finance and Risk Management Governance and Nominating
Director Qualifications and Experience
Ms. Donohue’s experiences in brand and consumer led marketing brings valuable diversity of thought and expertise to the Board as NRG advances its strategic transformation to a consumer services company led by dynamic retail brands. She not only brings extensive experience in global consumer marketing but has been at the forefront of both digital, data and technology advancements in the marketing ecosystem. As chief executive officer of two major marketing agencies, Ms. Donohue partnered with many of the world’s leading consumer led companies.
Business Experience
•
Chief Executive Officer, Publicis Spine (October 2017 to January 2020)

•
President of Board of Trustees, Milton Academy (2015 to 2022)

•
Publicis Management Committee (2017 to 2020)

•
Global Brand President, Starcom Worldwide (April 2016 to October 2017)

•
Chief Executive Officer, Starcom USA (2009 to 2016)

Other Public Company Boards
•
Gap Inc. (November 2021 to present)

Former Public Company Boards
•
AcuityAds Holdings Inc. (June 2021 to June 2022)

•
Synacor, Inc. (May 2017 to April 2021)

Marwan Fawaz Age: 61 Director Since: 2023 Board Committees: Finance and Risk Management Governance and Nominating
Director Qualifications and Experience
Mr. Fawaz brings more than 30 years of experience in the media, telecommunications, smart home technology and broadband sectors along with experience in general information technology services and strategies. He is the former executive advisor for Google and its parent company, Alphabet Inc., after joining Alphabet as the CEO of Nest Labs. His wealth of knowledge and expertise developed from his past experiences will provide the Board with valuable insight as the Company seeks to effectuate its strategy at the intersection of energy and home services.
Business Experience
•
Executive Advisor, Google and Alphabet Inc. (2019 to 2022)

•
Chief Executive Officer, Nest Labs (2016 to 2019)

Other Public Company Boards
•
CSG Systems International, Inc. (March 2016 to present)

Former Public Company Boards
•
Synacor, Inc. (December 2011 to April 2021)

Paul W. Hobby Age: 63 Director Since: 2006 Board Committees: Audit Compensation
Director Qualifications and Experience
Mr. Hobby brings insight to the Company’s business endeavors in Texas and beyond. The Board values his entrepreneurial, financial and M&A expertise in evaluating the Company’s growth initiatives, as well as his involvement in the Houston and greater Texas community, the Company’s principal market. His engagement with the Greater Houston Partnership and with portfolio and public company boards has provided him with substantial experience analyzing and assessing business strategy and execution in the context of evolving social risks.
Business Experience
•
Managing Partner, Genesis Park, L.P. (1999 to present)

•
Chief Executive Officer Genesis Park Acquisition Corp. (November 2020 to August 2021)

•
Chief Executive Officer, Alpheus Communications, Inc. (2004 to 2011)

•
Chairman, CapRock Services Corp. (2002 to 2006)

•
Chairman and Chief Executive Officer, Texas Monthly LLC (November 2016 to July 2019)

•
Chairman of Columbine JDS Systems, Inc. (1995 to 1997)

•
Former Chairman of the Houston Branch of the Federal Reserve Bank of Dallas, the Greater Houston Partnership (2013 to 2014) and the Texas Ethics Commission (2014 to 2016)

•
Assistant U.S. Attorney for the Southern District of Texas (1989 to 1992)

•
Chief of Staff to the Lieutenant Governor of Texas, Bob Bullock (1986 to 1989)

Former Public Company Boards
•
Flotek Industries, Inc. (March 2019 to May 2022)

•
Genesis Park Acquisition Corp. (November 2020 to August 2021)

Kevin T. Howell Age: 66 Director Since: 2024 Board Committees: CEO Search Finance and Risk Management
Director Qualifications and Experience
Mr. Howell brings more than 20 years of experience in the power industry, serving as an accomplished power and natural gas executive with extensive commercial leadership responsibilities at various energy companies. Mr. Howell will provide the Board with valuable insight on the core generation, trading, and operations components of the Company’s business.
Business Experience
•
Chief Operating Officer, Dynegy Inc. (2011 to 2013)

•
Regional President, NRG Texas, and Executive Vice President, Commercial Operations, NRG Energy, Inc. (2005 to 2010)

•
President, Dominion Energy Clearinghouse (2001 to 2005)

Former Public Company Boards
•
Atlantic Power Corp (January 2015 to June 2021)

Alex Pourbaix Age: 58 Director Since: 2023 Board Committees: CEO Search Compensation
Director Qualifications and Experience
Mr. Pourbaix brings valuable insight in the energy sector. The Board values his executive leadership skills, as well as his expertise for providing leadership to boards and ensuring ongoing strong governance, while supporting management’s execution of company strategy. Mr. Pourbaix also has a background in leading advocacy efforts including industry initiatives, government relations, and ESG engagement.
Business Experience
•
President and Chief Executive Officer, Cenovus Energy Inc. (2017 to 2023)

•
Chief Operating Officer, TransCanada Corporation (2015 to 2017)

•
Executive Vice President and President, Development, TransCanada Corporation (2014 to 2015)

•
President, Energy and Oil Pipelines, TransCanada Corporation (2010 to 2014)

•
President, Energy and Executive Vice President, Corporate Development, TransCanada Corporation (2009 to 2010)

•
President, Energy, TransCanada Corporation (2006 to 2009)

•
President, Power, TransCanada Corporation (1998 to 2006)

Other Public Company Boards
•
Canadian Utilities Limited (November 2019 to present)

•
Cenovus Energy Inc. (November 2017 to present)

Former Public Company Boards
•
Trican Well Services Ltd. (May 2012 to December 2019)

Alexandra Pruner Age: 62 Director Since: 2019 Board Committees: Audit Finance and Risk Management (Chair)
Director Qualifications and Experience
Ms. Pruner brings extensive financial and industry experience and expertise to the Board, which is valuable to the review of the Company’s financings, transactions, and overall financial oversight. In addition, the Board also values her involvement in the Houston and greater Texas community, which is the Company’s principal market.
Business Experience
•
Senior Advisor, Perella Weinberg Partners; Tudor, Pickering, Holt & Co. (December 2018 to present)

•
Partner and Chief Financial Officer, Perella Weinberg Partners (December 2016 to November 2018)

•
Co-Founder and Chief Financial Officer, Tudor, Pickering, Holt & Co. (February 2007 to 2016)

Other Public Company Boards
•
Plains All American Pipeline, L.P. (December 2018 to present)

Former Public Company Boards
•
Anadarko Petroleum Corporation (November 2018 to August 2019)

Anne C. Schaumburg Age: 74 Director Since: 2005 Board Committees: Audit (Chair) Finance and Risk Management
Director Qualifications and Experience
Ms. Schaumburg has served as the Board’s Lead Independent Director since November 2023. She brings extensive financial and M&A experience and expertise to the Board which is valuable to the review of the Company’s financings, transactions, and overall financial oversight. In addition, she is able to provide the Board with essential insight into the financial services industry and how investors may view the Company.
Business Experience
•
Managing Director and Senior Banker, Global Energy Group, Suisse First Boston (1984 to 2002)

•
Credit Suisse Power Group (1994 to 1999)

Other Public Company Boards
•
Brookfield Infrastructure Partners (2008 to present)

•
Brookfield Reinsurance Ltd. (2021 to present)

Marcie C. Zlotnik Age: 61 Director Since: 2023 Board Committees: Audit Governance and Nominating
Director Qualifications and Experience
Ms. Zlotnik has more than 20 years of experience in the development, improvement, and turnaround of the retail electricity sector. Having co-founded StarTex Power (subsequently sold to Constellation Energy) and Gexa Energy, she has a deep understanding of operational, business improvement and customer/employee retention areas. A proven entrepreneur, the Board values Ms. Zlotnik’s knowledge of operations, service, and marketing as well as government regulation in Texas, the Company’s primary market.
Business Experience
•
Co-Founder and Chief Operating Officer, StarTex Power (2004 to 2013)

•
Co-Founder, President and Principal Accounting Officer, Gexa Energy (2000 to 2003)

Former Public Company Boards
•
Just Energy (September 2020 to December 2022)

•
Crius Energy LLC (April 2018 to July 2019)

The Board recommends a vote “FOR” the election to the Board of each of the foregoing nominees. Proxies received by the Board will be voted “FOR” each of the nominees unless a contrary vote is specified.

DIRECTOR COMPENSATION
ELEMENTS OF DIRECTOR COMPENSATION
The total annual compensation received by our directors for their service as Board members and Chairs of the Committees of the Board, if applicable, is described in the chart below.
Compensation Element	Compensation Amount ($)
Annual Cash Retainer	110,000
Annual Equity Retainer	179,000
Annual Board Chair Retainer(1)	200,000
Audit Committee Chair Retainer	35,000
Lead Independent Director Retainer	45,000
Other Committee Chair Retainer (including CEO Search Committee)	20,000
Employee Directors	No compensation
(1)	In connection with his appointment as Interim CEO in November 2023, Dr. Coben no longer receives compensation for his service as a director and Chair of the Board.
A non-employee director who is newly appointed to the Board, other than in connection with an annual meeting of stockholders, receives the Annual Equity Retainer and a pro rata portion of the Annual Cash Retainer upon appointment. With respect to Board Chair and Committee Chair Retainers, 50% is received in the form of cash and 50% is received in the form of Deferred Stock Units (DSUs). Directors may, however, elect to receive the cash portion of their annual compensation as DSUs. Each DSU is equivalent in value to one share of NRG’s common stock and represents the right to receive one such share of common stock payable at the time elected by the director or immediately if no such election is made, or in the event the director does not make an election with respect to payment in a particular year, in accordance with their prior deferral election. In the event that a director’s service with the Company is terminated for any reason other than cause, DSU awards are payable in accordance with such director’s deferral election. If a director’s service with the Company is terminated for cause, the award is forfeited. In connection with the grants of the DSUs, each non-employee director also receives dividend equivalent rights (DERs) which become exercisable proportionately with the DSUs to which they relate.
DETERMINATION OF BOARD CHAIR COMPENSATION
As discussed in greater detail below, the Compensation Committee and Board (with the Chair of the Board recusing himself from discussions and decisions on Chair compensation) rely on market data as well as other factors in determining independent Chair compensation.
In 2023, in order to provide a comprehensive view of the market, Pay Governance compiled competitive market data for our chair of the Board based on a sample of companies from the energy/utility industry, general industry and consumer retail/products industry with independent, non-executive chairs as well as two remaining publicly traded independent power companies of comparable scope to NRG at the time (AES Corporation and Vistra Corp.). Relative to the market data, total director compensation (sum of all cash and equity retainers) for our Chair of the Board was above the 50th percentile (median) of the energy/utility industry group and general industry group as well as above total director compensation of Vistra Corp. and AES Corporation and aligned with the median of the consumer/retail products industry group, at the time of the analysis.
In addition to the market data, the Compensation Committee and Board considered the following factors in determining the compensation for the Board’s independent Chair: the Chair’s role in a variety of significant strategic initiatives; the time commitment spent by the Chair on Company-related matters; participation in all Board and Committee meetings; participation in the Chief Executive Officer evaluation process and succession planning; and engagement and frequency of discussions with management regarding the Company’s strategic direction.
DIRECTOR COMPENSATION FOR THE FISCAL YEAR ENDED DECEMBER 31, 2023
The following table sets forth information regarding the compensation awarded to, earned by or paid to our non-employee directors who served on our board of directors during the fiscal year ended December 31, 2023. Pursuant to Instruction 3 to Item 402(c) of Regulation S-K, Dr. Coben’s compensation for his service as a non-employee director prior to his appointment as Interim President and Chief Executive Officer in November 2023 is discussed in the Summary Compensation Table and in the other tables under “Executive Compensation — Other Items” presented below. During his tenure as Interim CEO, Dr. Coben will not receive separate compensation as a director or Chair of the Board.
Name	Fees Earned or Paid in Cash ($)	Stock Awards ($)(1)	Total ($)
E. Spencer Abraham	120,000	189,022	309,022
Antonio Carrillo(2)	110,000	179,010	289,010
Matthew Carter, Jr.	110,000	179,010	289,010
Lawrence S. Coben	—(3)	—(3)	—(3)
Heather Cox	120,000	189,022	309,022
Elisabeth B. Donohue	120,000	189,055	309,055
Marwan Fawaz(4)	55,301	179,047	234,348
Paul W. Hobby	110,000	179,010	289,010
Alex Pourbaix(4)(5)	55,301	179,033	234,334
Alexandra Pruner	120,000	189,022	309,022
Anne C. Schaumburg	150,000	219,033	369,033
Thomas H. Weidemeyer(6)	—	—	—
Marcie C. Zlotnik(4)	55,301	179,047	234,348
(1)
Reflects the grant date fair value of DSUs awarded determined in accordance with Financial Accounting Standards Board (FASB) Accounting Standards Codification (ASC) Topic 718, Compensation  —  Stock Compensation, the full amount of which is recorded as a compensation expense in the income statement for fiscal year 2023 for awards granted during such year and is expected to be recorded in the same manner for awards granted during 2024. The grant date fair value was based on the closing price of our common stock, as reported on the NYSE, on the date of grant, which was $32.40 per share of common stock on June 1, 2023, $48.76 per share of common stock on December 15, 2023 and $56.71 per share of common stock on March 1, 2024.

(2)	Mr. Carrillo elected to forgo cash compensation for services as a director in lieu of DSUs.
(3)
Compensation paid to Dr. Coben for his service as a non-employee director prior to his appointment as Interim President and Chief Executive Officer in November 2023 is set forth in the Summary Compensation Table and reflected in the other tables under “Executive Compensation — Other Items” presented below. As such, no amounts are reported in this column for Dr. Coben.

(4)	Messrs. Fawaz, Pourbaix, and Ms. Zlotnik were appointed as directors effective November 30, 2023.
(5)	Mr. Pourbaix received compensation for his Board service during 2023 in 2024. Mr. Pourbaix elected to forgo cash compensation for services as a director in lieu of DSUs.
(6)	Mr. Weidemeyer did not stand for reelection at the 2023 annual meeting of stockholders and completed his term of service on April 27, 2023.

The following table sets forth the aggregate number of stock awards (DSUs and DERs) held by each of the non-employee directors as of December 31, 2023. The non-employee directors did not own any option awards as of December 31, 2023.
Name	Stock Awards(1)
E. Spencer Abraham	71,767
Antonio Carrillo	13,988
Matthew Carter, Jr.	36,929
Lawrence S. Coben	—(2)
Heather Cox(3)	26,948
Elisabeth B. Donohue	19,353
Marwan Fawaz(4)	—
Paul W. Hobby(4)	—
Alex Pourbaix	4,132(5)
Alexandra Pruner	26,174
Anne C. Schaumburg	91,242
Thomas H. Weidemeyer	—
Marcie C. Zlotnik	3,672
(1)	All DSUs held by the directors are payable upon termination of service as a Board member, other than the DSUs held by the directors described in footnotes (3) and (4) below.
(2)
Stock awards held by Dr. Coben in connection with his service as a non-employee director prior to his appointment as Interim President and Chief Executive Officer in November 2023 are set forth in the Summary Compensation Table and reflected in the other tables under “Executive Compensation — Other Items” presented below. As such, no amounts are reported in this column for Dr. Coben.

(3)	Ms. Cox has 4,906 DSUs and 769 DERs that are payable on May 31, 2024. In addition, Ms. Cox has 5,176 DSUs and 498 DERs that are payable on June 1, 2026.
(4)	Mr. Fawaz and Mr. Hobby have elected to convert their DSUs to shares of NRG common stock immediately on the date of grant.
(5)	Mr. Pourbaix received compensation for his Board service during 2023 in 2024.
DIRECTOR STOCK OWNERSHIP GUIDELINES
Directors are required to retain all stock received as compensation for the duration of their service on the Board, although they may sell shares as necessary to cover tax liability associated with the conversion of DSUs to common stock. Exceptions to these requirements may be made by the Board under special circumstances. No exceptions to such requirements were made for 2023.

PROPOSAL NO. 2
ADVISORY VOTE TO APPROVE EXECUTIVE COMPENSATION
Under Section 14A of the Exchange Act, the stockholders of the Company are entitled to vote at this year’s Annual Meeting to approve the compensation of the Company’s named executive officers, as disclosed in this Proxy Statement pursuant to Item 402 of Regulation S-K of the rules and regulations under the Securities Act of 1933, as amended (Securities Act). Currently, this vote is conducted every year. The next vote will occur at the 2025 Annual Meeting of Stockholders.
As described more fully in the CD&A beginning on page 57, the Company’s executive compensation program is designed to attract, retain and reward top executive talent. The intent of the Company’s compensation program is to reward the achievement of the Company’s annual goals and objectives while supporting the Company’s long- term business strategy.
This proposal, commonly known as a “say on pay” proposal, gives stockholders the opportunity to express their views on the Company’s named executive officers’ compensation. This vote is not intended to address any specific item of compensation, but rather the overall compensation of the named executive officers as described in this Proxy Statement. Accordingly, the Board recommends that stockholders vote in favor of the following resolution:
“RESOLVED, that the compensation paid to the Company’s named executive officers, as disclosed pursuant to Item 402 of Regulation S-K, including the Compensation Discussion and Analysis, compensation tables and narrative discussion, is hereby APPROVED.”
The say on pay vote is advisory and therefore not binding on the Company, the Board or the Compensation Committee. However, the Board and the Compensation Committee value the opinions of the stockholders and to the extent there is a significant number of votes against the named executive officer compensation as disclosed in this Proxy Statement, stockholders’ concerns will be considered, and the Board and the Compensation Committee will evaluate actions necessary to address those concerns.

The Board recommends a vote “FOR” the approval of the Company’s executive compensation as disclosed in this Proxy Statement. Proxies received by the Board will be voted “FOR” the approval of the Company’s named executive officer compensation unless a contrary vote is specified.

PROPOSAL NO. 3
RATIFICATION OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR THE 2024 FISCAL YEAR
The Audit Committee is directly responsible for the appointment, compensation, retention and oversight of the independent registered public accounting firm retained to audit the Company’s consolidated financial statements. To execute this responsibility, the Audit Committee engages in a thorough annual evaluation of (i) the independent registered public accounting firm’s qualifications, performance and independence, (ii) whether the independent registered public accounting firm should be rotated, and (iii) the advisability and potential impact of selecting a different independent registered public accounting firm.
The Audit Committee appointed the firm of KPMG LLP, an independent registered public accounting firm, to audit the consolidated financial statements of the Company and its subsidiaries for the 2024 fiscal year at a meeting held in February. KPMG LLP has been retained as the Company’s independent registered public accounting firm continuously since May 2004. In accordance with SEC rules and KPMG LLP policies, audit partners are subject to rotation requirements to limit the number of consecutive years an individual partner may provide audit services to the Company. For lead and concurring review audit partners, the maximum number of consecutive years of service in that capacity is five years. The Audit Committee is involved in the selection of KPMG LLP’s lead audit partner.
The Audit Committee and the Board believe that the continued retention of KPMG LLP to serve as the Company’s independent registered public accounting firm for the 2024 fiscal year is in the best interests of the Company and its stockholders. If the stockholders do not ratify the appointment of KPMG LLP, the Audit Committee will reconsider its selection. Representatives of KPMG LLP are expected to attend the Annual Meeting where they will be available to respond to questions and, if they desire, to make a statement.

The Board recommends a vote “FOR” the ratification of the appointment of
KPMG LLP as the Company’s independent registered public accounting firm for the 2024 fiscal year. Proxies received by the Board will be voted “FOR”
ratification unless a contrary vote is specified.

Executive Officers
Our executive officers are elected by the Board annually to hold office until their successors are elected and qualified. The biographical information for each of the executive officers is provided below.
Lawrence S. Coben
Age 65
Interim President and Chief Executive Officer
For biographical information for Dr. Coben, see “Nominations for Director.”
Woo-Sung (Bruce) Chung
Age 50
Executive Vice President and Chief Financial Officer
Mr. Chung has served as our Executive Vice President and Chief Financial Officer since June 2023. Prior to his service as Executive Vice President and Chief Financial Officer, Mr. Chung Served as Executive Vice President, Strategy, M&A, and NRG Services from July 2022 to June 2023, and served as Senior Vice President of Strategy, M&A, and NRG Services from August 2016 to July 2022. Mr. Chung served as a Managing Director at Energy Impact Partners, a private equity firm focused on energy technology investments, in 2016. Prior to his employment with Energy Impact Partners, Mr. Chung served in a number of different capacities focused on large-scale project and new business development at NRG from May 2008 to January 2016. Prior to his initial employment with us, Mr. Chung served as a director in the investment banking division of Citigroup and its predecessor firms providing capital markets advisory and M&A services to a number of regulated and unregulated power companies. During his banking career, Mr. Chung worked on a number of large capital markets and M&A transactions, including multiple assignments for the Company.
Brian Curci
Age 46
Executive Vice President and General Counsel
Mr. Curci has served as our Executive Vice President and General Counsel since March 2021. He served as our Senior Vice President and General Counsel from March 2018 to March 2021 and Senior Vice President and Deputy General Counsel from April 2017 to March 2018. Since joining us in 2007, Mr. Curci has served in various other legal roles, including as Corporate Secretary from October 2011 to July 2018. Prior to joining us, Mr. Curci was a corporate associate with the law firm Saul Ewing LLP in Philadelphia.
Robert J. Gaudette
Age 50
Executive Vice President, NRG Business
Mr. Gaudette has served as our Executive Vice President, NRG Business since April 2022. Prior to that, Mr. Gaudette served as Senior Vice President, Business Solutions since December 2013. Prior to December 2013, Mr. Gaudette was Senior Vice President, C&I and Origination, starting in August 2013, and Senior Vice President, Product Development & Origination following the acquisition of GenOn in December 2012. Mr. Gaudette served as Senior Vice President and Chief Commercial Officer at GenOn from December 2010 to December 2012 and served as Vice President of Mirant’s Mid-Atlantic business unit from August 2009 to December 2010. During his career at Mirant, which began in 2001, Mr. Gaudette worked in various other capacities including Director of West Power,

Director of NYMEX Trading, Assistant to the Chief Operating Officer and NYMEX natural gas trader. Mr. Gaudette serves on the advisory board of Shift, an early stage company that provides a platform advising veterans on job prospects and linking them to opportunities.
Elizabeth Killinger
Age 54
Executive Vice President, NRG Home
Ms. Killinger has served as Executive Vice President, NRG Home since February 2016. Prior to that, she had served as Senior Vice President in various Retail Operations roles with us since December 2010. Ms. Killinger has been with us and our predecessors since 2002 and has held various operational and business leadership positions within the retail organization. Prior to joining us, Ms. Killinger spent a decade providing strategy, management and systems consulting to energy, oilfield services and retail distribution companies across the U.S. and in Europe. Ms. Killinger has served on the board of Helmerich & Payne (NYSE: HP) since July 2023.
Rasesh Patel
Age 50
Executive Vice President, Smart Home
Mr. Patel has served as Executive Vice President, Smart Home since March 2023. Prior to NRG’s acquisition of Vivint, he had served as Chief Operating Officer of Vivint from May 2022 to March 2023. Prior to joining Vivint, Mr. Patel held various executive leadership roles at AT&T, including Chief Product and Platform Officer from March 2021 to May 2022, Executive Vice President and General Manager, Broadband and Video from September 2019 to March 2021, Senior Executive Vice President — Digital, Retail and Care from August 2017 to September 2019, Regional President, Central Region Mobility Sales & Service from November 2016 to July 2017, and Senior Vice President, Product Management from July 2015 to October 2016. Prior to its acquisition by AT&T, Mr. Patel served as Senior Vice President of Customer Experience for DIRECTV.
G. Alfred (Al) Spencer
Age 42
Senior Vice President and Chief Accounting Officer
Mr. Spencer has served as our Senior Vice President and Chief Accounting Officer since December 2023. In this position, Mr. Spencer serves as our principal accounting officer. Before joining us, he was Vice President, Controller and Principal Accounting Officer of JetBlue Airways Corporation (JetBlue) from May 2022 to December 2023. Prior to JetBlue, Mr. Spencer served as Deputy CFO and Corporate Controller of the North American business of Paris-based Air Liquide SA, a manufacturer of industrial gases from August 2017 to May 2022. Also at Air Liquide, Mr. Spencer served as Vice President, North American Finance Transformation from April 2020 to December 2020 and Controller and Chief Accounting Officer from August 2017 to April 2020. Before joining Air Liquide, Mr. Spencer served in progressive roles of leadership at NCI Building System, Friedkin Services Group and ExpressJet Airline.

Stock Ownership of Directors, Named Executive Officers
and Certain Beneficial Owners
STOCK OWNERSHIP OF DIRECTORS AND NAMED EXECUTIVE OFFICERS
The following table sets forth information concerning beneficial ownership of the Company’s common stock as of March 4, 2024, for: (a) each director and the nominees for director; (b) named executive officers (NEOs); and (c) all current directors and executive officers as a group. The percentage of beneficial ownership is based on 214,734,434 shares of common stock outstanding as of March 4, 2024. The percentage of beneficial ownership also includes any shares that such person has the right to acquire within 60 days of March 4, 2024. Unless otherwise indicated, each person has sole voting and dispositive power with respect to the shares set forth in the following table.
The address of the directors and executive officers is c/o NRG Energy, Inc., 804 Carnegie Center, Princeton, New Jersey 08540.
Directors and Named Executive Officers	Common Stock(1)	Percent of Class (%)
Lawrence S. Coben	409,741	*(2)
Bruce Chung	35,257	*(3)
Elizabeth Killinger	113,451	*(4)
Robert J. Gaudette	68,875	*(5)
Rasesh Patel	74,870	*(6)
E. Spencer Abraham	78,991	*(7)
Antonio Carrillo	36,831	*(8)
Matthew Carter, Jr.	37,206	*(9)
Heather Cox	37,821	*(10)
Elisabeth B. Donohue	24,289	*(11)
Marwan Fawaz	3,672	*
Paul W. Hobby	94,845	*
Kevin T. Howell	103,103	*(12)
Alex Pourbaix	4,132	*
Alexandra Pruner	26,454	*(13)
Anne C. Schaumburg	102,054	*(14)
Marcie C. Zlotnik	3,699	*(15)
All Directors and Executive Officers as a group (19 people)	1,316,993	*(16)

*	Less than one percent of outstanding common stock.
(1)
The number of shares beneficially owned by each person or entity is determined under the rules of the SEC, and the information is not necessarily indicative of beneficial ownership for any other purpose. Under such rules, each person or entity is considered the beneficial owner of any: (a) shares to which such person or entity has sole or shared voting power or dispositive power and (b) shares that such person or entity has the right to acquire within 60 days through the exercise of stock options or similar rights.

(2)	Includes 244,565 DSUs and 15,881 DERs, payable in the event Dr. Coben ceases to be a member of the Board.
(3)
Mr. Chung was appointed Executive Vice President and Chief Financial Officer effective June 1, 2023. Excludes 38,429 RSUs, 80,686 relative performance stock units (RPSUs) and 4,371 DERs. DERs become exercisable proportionately with the RSUs or RPSUs to which they relate. Each DER is the right to receive one share of NRG common stock and becomes exercisable proportionately with the RSUs or RPSUs to which they relate. Each RSU represents the right to receive one share of NRG common stock upon vesting. Each RPSU represents the potential to receive common stock based upon NRG achieving a certain level of total shareholder return relative to NRG’s peer group over a three-year performance period.

(4)	Excludes 32,478 RSUs, 77,315 RPSUs and 4,891 DERs.
(5)	Excludes 30,558 RSUs, 70,039 RPSUs and 4,187 DERs.
(6)	Excludes 329,950 RSUs, 73,045 RPSUs and 3,148 DERs.
(7)	Includes 72,306 DSUs and 10,293 DERs, payable in the event Secretary Abraham ceases to be a member of the Board.
(8)	Includes 14,093 DSUs and 932 DERs, payable in the event Mr. Carrillo ceases to be a member of the Board.
(9)	Includes 37,206 DSUs and 3,967 DERs, payable in the event Mr. Carter ceases to be a member of the Board.
(10)	Includes 27,150 DSUs and 2,451 DERs, payable in the event Ms. Cox ceases to be a member of the Board.
(11)	Includes 19,498 DSUs and 1,607 DERs, payable in the event Ms. Donohue ceases to be a member of the Board.
(12)	Includes 3,103 DSUs, payable in the event Mr. Howell ceases to be a member of the Board.
(13)	Includes 24,034 DSUs and 2,337 DERs, payable in the event Ms. Pruner ceases to be a member of the Board.
(14)	Includes 91,720 DSUs and 9,054 DERs, payable in the event Ms. Schaumburg ceases to be a member of the Board.
(15)	Includes 3,672 DSUs and 27 DERs, payable in the event Ms. Zlotnik ceases to be a member of the Board.
(16)	Consists of the total holdings of directors, NEOs, and all other executive officers as a group.

STOCK OWNERSHIP OF PRINCIPAL STOCKHOLDERS
The following table sets forth information for each person known to the Company to own more than five percent of the Company’s common stock, as of the date of their most recent Schedule 13D or Schedule 13G filing, as applicable, with the SEC. Percentage of beneficial ownership is based on 214,734,434 shares of common stock outstanding as of March 4, 2024. Unless otherwise indicated, each person has sole investment and voting power with respect to the shares set forth in the following table.
Principal Stockholder	Common Stock	Percent of Class (%)
The Vanguard Group, Inc. 100 Vanguard Blvd. Malvern, Pennsylvania 19355	27,982,703 (1)	13.03
BlackRock, Inc. 55 East 52nd Street New York, New York 10022	21,944,944 (2)	10.22
Putnam Investments, LLC 100 Federal Street Boston, Massachusetts 02110	15,189,691 (3)	7.07
State Street Corporation One Lincoln Street Boston, Massachusetts 02111	14,052,851 (4)	6.54
(1)
Based upon information set forth in the Schedule 13G filed on February 13, 2024 by The Vanguard Group, Inc. (Vanguard), Vanguard has sole dispositive power over 27,020,492 shares. Vanguard has shared voting power over 275,880 shares and shared dispositive power over 962,211 shares.

(2)
Based upon information set forth in the Schedule 13G/A filed on March 7, 2024 by Blackrock, Inc. Blackrock, Inc. has sole voting power over 20,620,471 shares and sole dispositive power over 21,944,944 shares.

(3)
Based upon information set forth in the Schedule 13G filed on February 14, 2024 by Putnam Investments, LLC (Putnam). Putnam has sole voting power over 14,950,531 shares and sole dispositive power over 15,189,691 shares.

(4)
Based upon information set forth in the Schedule 13G filed on January 30, 2024 by State Street Corporation. State Street Corporation has shared voting power over 10,305,240 shares and shared dispositive power over 14,041,876 shares.

Delinquent Section 16(a) Reports
The Company’s directors and executive officers and the beneficial owners of more than ten percent (10%) of the Company’s shares are required to file under the Exchange Act reports of ownership and changes of ownership with the SEC.
Based solely on a review of copies of Section 16 filings filed electronically with the SEC and, as applicable, information provided to the Company by individual directors and executive officers and the beneficial owners of more than ten percent (10%) of the Company’s shares, the Company believes that, during fiscal year 2023, all filing requirements applicable to directors and executive officers have been complied with in a timely manner, except for: (i) Mr. Pourbaix and Ms. Zlotnik each had a late Form 3 as a result of a delay relating to the generation of updated EDGAR codes, and (ii) Mr. Patel, Ms. Pruner, and Ms. Schaumburg each had a late Form 4 due to an administrative error.

Certain Relationships and Related Person Transactions
REVIEW, APPROVAL OR RATIFICATION OF TRANSACTIONS WITH RELATED PERSONS
The Board has adopted written policies and procedures to address potential or actual conflicts of interest and the appearance that decisions are based on considerations other than the best interests of NRG that may arise in connection with transactions with certain persons or entities (Related Person Policy). The Related Person Policy operates in conjunction with our Code of Conduct and is applicable to all “Related Person Transactions,” which are all transactions, arrangements or relationships in which:
•
the aggregate amount involved will or may be expected to exceed $50,000 in any calendar year;

•
the Company is a participant; and

•
any Related Person (as that term is defined below) has or will have a direct or indirect interest.

A “Related Person” is:
•
any person who is, or at any time during the applicable period was, a director of the Company or a nominee for director or an executive officer;

•
any person who is known to the Company to be the beneficial owner of more than 5% of the outstanding common stock;

•
any immediate family member of any of the persons referenced in the preceding two bullets, which means any child, stepchild, parent, stepparent, spouse, sibling, mother-in-law, father-in-law, son-in-law, daughter-in-law, brother-in-law or sister-in-law of the director, nominee for director, executive officer or more than 5% beneficial owner of common stock, and any person (other than a tenant or employee) sharing the household of such director, nominee for director, executive officer or more than 5% beneficial owner of common stock; and

•
any related party as the term is defined in Statement of Financial Accounting Standards No. 57.

A Related Person Transaction is subject to review and approval or ratification by the Governance and Nominating Committee. If the aggregate amount involved is expected to be less than $500,000, the transaction may be approved or ratified by the Chair of the Governance and Nominating Committee. As part of its review of each Related Person Transaction, the Governance and Nominating Committee will take into account, among other factors it deems appropriate, whether the transaction is on terms no less favorable than the terms generally available to an unaffiliated third-party under the same or similar circumstances and the extent of the Related Person’s interest in the transaction. This Related Person Policy also provides that certain transactions, based on their nature and/or monetary amount, are deemed to be pre-approved or ratified by the Governance and Nominating Committee and do not require separate approval or ratification.
Transactions involving ongoing relationships with a Related Person will be reviewed and assessed at least annually by the Governance and Nominating Committee to ensure that such Related Person Transactions remain appropriate and in compliance with the Governance and Nominating Committee’s guidelines. The Governance and Nominating Committee’s activities with respect to the review and approval or ratification of all Related Person Transactions are reported periodically to the Board.

Executive Compensation
COMPENSATION DISCUSSION AND ANALYSIS

COMPENSATION TABLES and OTHER ITEMS
Pension Benefits for Fiscal Year Ended December 31, 2023	81
Non-Qualified Deferred Compensation for Fiscal Year Ended December 31, 2023	81
EMPLOYMENT AGREEMENTS	81
SEVERANCE AND CHANGE-IN-CONTROL	82
POTENTIAL PAYMENTS UPON TERMINATION OR CHANGE-IN-CONTROL	84
CEO PAY RATIO	85
PAY VERSUS PERFORMANCE	85

EXECUTIVE SUMMARY
The objectives of our executive compensation program are to align executive pay with stockholder value and to incentivize executives to achieve our corporate goals. This CD&A describes the elements, implementation, and 2023 results of our executive compensation program.
At our 2023 Annual Meeting of Stockholders, we received 96% support for our say on pay proposal. As a result, we believe that our stockholders understand that our pay practices demonstrate our commitment to pay for performance and that our compensation program, policies, and practices align with this commitment. Our Board and Compensation Committee consider the results of the say on pay proposal each year in informing annual compensation decisions.
During 2023, we continued to advance our strategy to maximize stakeholder value through the safe production and sale of reliable electricity and natural gas while also providing innovative home solutions to customers in the markets we serve. In addition, we generated recurring cash flow, significantly strengthened earnings and cost competitiveness, and lowered risk and volatility. To effectuate our strategy, we focused on the following objectives in 2023:
•
serving the energy needs of end-use residential, commercial and industrial, and wholesale counterparties in competitive markets and optimizing product opportunities through our multiple brands and channels;

•
offering a variety of energy and home products and services, including renewable energy solutions and smart home products and services that are differentiated by innovative features, premium service, integrated platforms, sustainability and loyalty/affinity programs;

•
excellence in operating performance of our assets;

•
achieving the optimal mix of supply to serve our customer load requirements through a diversified supply strategy; and

•
engaging in disciplined and transparent capital allocation.

Management’s focus on achieving these objectives drove a variety of business successes during 2023, including the completion of the following strategic transactions: (i) the acquisition of Vivint, a leading smart home platform company, and achievement of $100 million under the growth plan; (ii) portfolio optimization, including the sale of our 44% equity interest in the South Texas Project, a nuclear generating facility located near Bay City, Texas, for $1.7 billion, and the retirement of 1.4 GWs of generation in the PJM markets; and (iii) disciplined capital allocation through the execution of $1.2 billion in share repurchases and $1.5 billion in debt reduction. In addition to these strategic transactions, during 2023, we attained financial targets exceeding our Free Cash Flow before Growth guidance and at the high end of our Adjusted EBITDA guidance.

Our pay practices continue to align pay for performance as demonstrated by the results of the AIP and LTIP, commensurate with the significant performance of our key financial metrics and Total Shareholder Return (TSR).

The Company had a very strong performance year in 2023, by exceeding Free Cash Flow before Growth guidance and achieving the high end of the range in Adjusted EBITDA guidance while continuing to execute on our strategic plan in light of management changes and other challenging circumstances. In line with our performance, the goals of our compensation plans were met effectively. Our compensation program ties a significant portion of our NEOs’ overall compensation to the achievement of increases in TSR through our long-term compensation program. As a result of the Company’s relative TSR performance, the most recent RPSU awards that vested on January 2, 2024 received payouts at 182% of target. In addition, for 2023, the Company’s Adjusted Free Cash Flow before Growth (Adjusted FCFbG) and Adjusted EBITDA achievements were above target at approximately 200% and 145%, respectively; the Credit Ratio outperformed the maximum resulting in achievement of that metric at 200%; and the Company’s performance under the ESG performance metric was at 140%. Based on these achievements and the weighting approved by our Compensation Committee, the Company achieved overall performance of 172% of target. Refer to “Elements of Compensation — Annual Incentive Compensation — 2023 AIP Results and Payments”, to view individual awards for each of our NEOs. Based on the accomplishments during 2023, we believe our eligible NEOs received AIP awards commensurate with the performance of the Company and their individual performance.
In alignment with the interests of our stockholders, our Interim CEO elected to receive substantially all of his total compensation in the form of RSUs.
As described below, Dr. Coben was appointed as our Interim CEO in November 2023. In connection with this appointment, Dr. Coben elected to receive an annual base salary of $100,000 with the remainder of his total compensation in the form of RSUs, demonstrating his commitment and belief in the Company’s strategic direction and initiatives, as well as the underlying value of the Company’s business.

MANAGEMENT CHANGES IN 2023
During 2023, several changes were made to our executive management team.
In connection with the closing of our acquisition of Vivint in March 2023, Rasesh Patel was appointed as our Executive Vice President, Smart Home. In connection with the acquisition and his appointment, NRG and Mr. Patel entered into a supplemental employment agreement setting forth certain terms related to his compensation and amending his then existing employment agreement with Vivint (collectively referred to in this CD&A as the Vivint Employment Agreement). As a result of the Vivint Employment Agreement, the terms of Mr. Patel’s compensation arrangements in 2023 were, in some instances, distinct from those of our other NEOs and our general pay practices, as discussed further in this CD&A. During 2023, Mr. Patel also received certain benefits and perquisites under historical Vivint compensation programs assumed by NRG that have been or will be discontinued, such as providing a company car. The Vivint Employment Agreement will automatically expire 30 days after the 24 month anniversary of the closing of our acquisition of Vivint (or April 9, 2025).
In June 2023, Alberto Fornaro was involuntarily terminated from the position of Chief Financial Officer of the Company, and the Company appointed Bruce Chung as his successor. This termination was not for cause, and Mr. Fornaro provided assistance to transition the role in an advisory capacity through September 1, 2023. In connection with Mr. Chung’s appointment, his compensation was increased commensurate to his new role.
In November 2023, Mauricio Gutierrez resigned from his position as our President and Chief Executive Officer. No severance compensation was provided to Mr. Gutierrez and all of Mr. Gutierrez’s unvested equity awards were forfeited upon resignation. Dr. Coben, the Chair of our Board, was appointed to serve as our Interim CEO and the CEO Search Committee was formed to conduct a search for a permanent Chief Executive Officer.
INTERIM CEO COMPENSATION ARRANGEMENT
During his service as Interim CEO, Dr. Coben will not receive compensation for his services as a director and the Chair of our Board. Instead, Dr. Coben is receiving compensation for his executive management role. In alignment with the interests of our stockholders, Dr. Coben elected to receive his compensation in the form of an annual base salary of $100,000 with the remainder of his total compensation in the form of a RSU grant (Interim CEO Compensation Arrangement). Subject to the terms of the RSU award agreement with Dr. Coben, the RSUs granted to Dr. Coben (Interim CEO RSUs) will be prorated for the time spent in the role as Interim CEO for the year measured from November 17, 2023 to the date on which Dr. Coben steps down as Interim CEO, which equates to approximately $993,750 per month of service or $11,925,000 annually. The Interim CEO RSUs convert to common stock over three years in increments of one-third of the vested amount on each anniversary of the grant date.

KEY GOVERNANCE FEATURES OF OUR EXECUTIVE COMPENSATION PROGRAM
The compensation policies of our Board and Compensation Committee incorporate several key governance features, aligning our compensation program with the following best practices:
✓ What We Do:

✓
Pay for performance for NEOs including:

◦
Providing for a majority of NEO compensation that is variable and at risk,

◦
Delivery of a substantial majority of long-term incentive compensation using performance-based equity and

◦
Requiring above-median performance for performance-based vesting of long-term incentive compensation awards at target

✓ Require a double trigger for the payment of cash severance and the vesting of equity upon a change-in-control
✓ Maintain a robust clawback policy in accordance with applicable NYSE requirements
✓ Maintain robust stock ownership guidelines for our NEOs
✓ Provide market-level retirement benefits
✓ Denominate and settle all long-term incentive awards in equity
✓ Engage an independent compensation consultant to advise us on matters surrounding our compensation plans and program
✓ Ensure our compensation practices do not encourage undue risk taking (e.g., engage in robust risk monitoring and capping payments made under our AIP and performance equity program)
✓ Engage in a comprehensive performance evaluation process for all NEOs and annual management succession and leadership development efforts
✓ Hold an annual say on pay vote
✓ Conduct a gender and race pay equity survey at least every three years
× What We Don’t Do:
× No excise tax gross-ups upon a change-in-control
× No tax gross-ups on perquisites or benefits
× No pledging or hedging of our stock by NEOs or directors
× No employment agreements with our current NEOs other than the Vivint Employment Agreement
× No guaranteed bonus payments for our NEOs
× No guaranteed salary increases for NEOs
× No inclusion of unvested RPSUs or options for stock ownership requirements
× No supplemental executive retirement plans
× No grants below 100% of fair market value
× No loans to executives for purchases of Company securities on margin
× No backdating or repricing of stock options
× No dividend equivalent rights on unearned equity awards
× No trades of our stock by our officers and directors without preclearance
× No excessive perquisites

EXECUTIVE COMPENSATION PROGRAM
2023 NAMED EXECUTIVE OFFICERS
This CD&A describes our executive compensation program for our NEOs in 2023.
For 2023, the NEOs were as follows:
NEO	Title
Current Executives
Lawrence S. Coben(1)	Interim President and Chief Executive Officer
Bruce Chung(2)	Executive Vice President and Chief Financial Officer
Robert J. Gaudette	Executive Vice President, NRG Business
Elizabeth Killinger	Executive Vice President, NRG Home
Rasesh Patel(3)	Executive Vice President, Smart Home
Former Executives
Mauricio Gutierrez(4)	Former President and Chief Executive Officer
Alberto Fornaro(5)	Former Executive Vice President and Chief Financial Officer
(1) Dr. Coben was appointed to serve as Interim CEO effective November 17, 2023 and continues to serve as a director and the Chair of the Board.
(2) Mr. Chung was appointed to the position of Chief Financial Officer, effective June 1, 2023.
(3) Mr. Patel has served as the Executive Vice President, Smart Home since March 2023. Prior to joining NRG, Mr. Patel was the Chief Operating Officer of Vivint.
(4) Effective November 17, 2023, Mr. Gutierrez resigned as the Company’s President and Chief Executive Officer and as a member of the Board.

(5)
Effective June 1, 2023, Mr. Fornaro was involuntarily terminated from the position of Chief Financial Officer of the Company, remaining with the Company in an advisory capacity until he departed on September 1, 2023.

GOALS AND OBJECTIVES OF THE PROGRAM
Our Compensation Committee designs and implements an executive compensation program that is intended to:
•
closely align our executive compensation with stockholder value creation, avoiding plans that encourage executives to take excessive risk;

•
support our long-term business strategy, while rewarding our executive team for their contributions to Company results and their individual accomplishments;

•
provide competitive compensation opportunities that allow us to recruit and retain a top-tier executive team in a competitive industry and to motivate our executive team to achieve superior performance over sustained periods; and

•
complement and advance NRG’s power values, which are an integral part of our company culture and include safety and well-being, customer-focus, collaboration, accountability, and diversity, equity and inclusion (Power Values).

The Compensation Committee is committed to aligning executive compensation with performance. The Compensation Committee’s objectives are achieved through the use of both short-term and long-term incentives. For 2023, total pay for our NEOs was targeted at approximately the median of the market. Through the AIP, our NEOs are rewarded for achieving annual corporate and individual goals. Our long-term incentive compensation program is designed to reward our NEOs for long-term TSR outperformance.

THE COMPENSATION PROCESS
COMPENSATION CONSULTANT
Pursuant to its charter, the Compensation Committee is authorized to engage, at the expense of the Company, a compensation consultant to provide independent advice, support, and expertise to assist the Compensation Committee in overseeing and reviewing our overall executive compensation strategy, structure, policies and programs, and to assess whether our compensation structure establishes appropriate incentives for management and other key employees.
Pay Governance, the Compensation Committee’s independent compensation consultant since 2015, assists with executive and director pay assessments and works with the Compensation Committee to review the design of the executive compensation program.
Pay Governance reports directly to the Compensation Committee and provides no other remunerated services to the Company. Pay Governance does not provide services to any of our affiliates. In accordance with SEC rules and requirements, the Compensation Committee has affirmatively determined that no conflicts of interest exist between the Company and Pay Governance (or any individuals working on the Company’s account on behalf of Pay Governance).
SURVEY ANALYSIS FOR EXECUTIVE COMPENSATION
Given the consolidation within the deregulated power industry, as well as NRG’s, consumer-driven business strategy, the Compensation Committee, with guidance from Pay Governance, reviews size-adjusted compensation survey data for the three major industry sectors in which the Company competes for talent: energy industry, consumer products industry and general industry.
ELEMENTS OF COMPENSATION
Our Compensation Committee considers a variety of components in its evaluation of compensation packages. While a portion of our compensation is fixed, a significant percentage of our NEO compensation is payable and/or realizable only if certain milestones or objectives are met. The following charts illustrate the target compensation opportunities typically approved by the Board and our Compensation Committee for the positions of NRG’s Chief Executive Officer and all other NEOs, respectively, in accordance with our practices and pay-for-performance approach.

BASE SALARY
Base salary compensates NEOs for their level of experience and expertise, for the responsibilities of their individual positions and for the continued expectation of superior performance. Recommendations on increases to base salary take into account, among other factors, prevailing market data for the position as provided by Pay Governance, the NEO’s individual performance, the general contributions of the NEO to overall corporate performance, and the level of responsibility of the NEO with respect to their specific position. In 2023, consistent with the industry trend and in order to maintain market competitiveness, our former President and Chief Executive Officer recommended, and the Compensation Committee approved, modest increases to base salaries of 3% for each of Mr. Gaudette and Ms. Killinger, as described below.
For 2023, the base salary for each NEO was as follows:
Name	Base Salary as of December 31, 2023 ($)(1)	Approx. Percentage increase over 2022(2)
Current Executives
Lawrence S. Coben(3)	100,000	N/A
Bruce Chung(4)	700,000	N/A
Robert J. Gaudette	597,400	3%
Elizabeth Killinger	610,289	3%
Rasesh Patel(5)	695,564	N/A
Former Executives
Mauricio Gutierrez(6)	N/A	N/A
Alberto Fornaro(7)	N/A	N/A
(1) Actual salary earned in 2023 rounded to the nearest dollar is set forth in the Summary Compensation Table below.
(2) As compared to the NEO’s annual base salary as of December 31, 2022.
(3) Pursuant to the Interim CEO Compensation Arrangement, Dr. Coben elected to receive an annual base salary of $100,000 with the remainder of his total compensation in the form of RSUs.
(4) Effective June 1, 2023, Mr. Chung’s base salary was adjusted to reflect his promotion.
(5) Mr. Patel’s salary was set pursuant to the Vivint Employment Agreement.

(6)
Mr. Gutierrez’s salary for 2023 was $1,448,956, a 3% increase over 2022. The increase was approved by the Board based on the recommendation of the Compensation Committee. Mr. Gutierrez no longer received a salary from NRG after November 17, 2023.

(7) Mr. Fornaro’s salary for 2023 was $759,893, a 3% increase over 2022. Mr. Fornaro no longer received a salary from NRG after September 1, 2023.
ANNUAL INCENTIVE COMPENSATION
OVERVIEW
Annual performance-based compensation awards are made under our AIP. AIP awards are short-term compensation designed to reward NEOs for meeting annual individual goals and Company financial and non-financial goals. The annual incentive compensation opportunity is generally defined as a percentage of each NEO’s annual base salary. For 2023, AIP awards were based on the results of the achievement of the Company’s AIP performance criteria, as discussed in detail below.

2023 AIP AWARD PERFORMANCE CRITERIA
The AIP award performance criteria applicable to all active NEOs (other than our Interim CEO, who was not eligible for an AIP award) is based upon our 2023 corporate business strategy and individual contributions. The table below sets forth the 2023 AIP performance criteria and weightings applicable to all NEOs who were eligible for an AIP award.
Goal	Weight
Adjusted FCFbG(1)(2)	35%
Adjusted EBITDA(1)(3)	35%
Credit Ratio(4)	15%
ESG(5)	15%
Overall Funding	100%
Individual Performance Criteria Modifier	Multiply by up to ±20%
(1)	Our Consolidated Statement of Operations and Consolidated Statement of Cash Flows are found in Item 15 — Exhibits, Financial Statement Schedules to our Annual Report on Form 10-K.
(2)
Adjusted FCFbG includes Cash Flow Provided by Operating Activities (less maintenance capex, environmental capex, net of funding and insurance reimbursements for property damage and operating expenses, dividends from preferred instruments treated as debt by rating agencies, and distributions to non-controlling interests), adjusted gain/losses and other impacts associated with unbudgeted acquisition or sale of operating assets, net emissions proceeds/purchases, and maintenance and environmental capex adjusted for major changes in timing of maintenance and environmental capex projects. Adjusted FCFbG excludes changes in nuclear decommissioning trust liability, growth investments, net receipts from settlement of acquired derivatives that include financing elements, changes in collateral, acquisition and divestiture transaction and integration costs, and impacts of certain major transactions approved by the Compensation Committee. This amount is further adjusted for the impact associated with special one-time, non-recurring unusual events approved by the Compensation Committee.

(3)
Adjusted EBITDA refers to EBITDA plus adjustments. EBITDA consists of net income plus: income taxes, interest expense (net of interest income), amortization of finance costs and debt premium, loss on debt extinguishment, depreciation, amortization and asset retirement obligation expenses, amortization of power and fuel contracts, and amortization of emission allowances. Adjustments consist of mark-to-market gains or losses from forward position of economic hedges, plus adjustments to include the Adjusted EBITDA from unconsolidated affiliates, acquisition and divestiture transaction and integration costs, deactivation costs, gain/losses on write-offs, disposals, discontinued operations and purchase accounting impacts, adjusted gain/losses and other impacts associated with unbudgeted acquisitions or sale of operating assets and mark-to-market of forward position of economic hedges.

(4)
Credit Ratio refers to the ratio of Corporate Net Debt, which includes senior notes guaranteed by the assets of NRG’s guarantor companies, tax-exempt bonds secured by the assets of NRG’s guarantor subsidiaries, and any incremental debt that would either be secured or guaranteed by NRG’s guarantor companies, net of cash balances, to Corporate EBITDA which refers to previously defined Adjusted EBITDA less Adjusted EBITDA from non-guarantor companies and equity investments to NRG and any guarantor company of NRG, plus cash distributions from non-guarantor companies and equity investments to NRG and any NRG guarantor company, plus non-cash amortization excluded from this ratio as defined by the applicable credit agreement and indentures, including equity compensation, nuclear fuel amortization, and bad debt expense.

(5)	ESG refers to three metrics that are equally weighted, which are described in more detail below:

(a)
Customers — measured by Customer Focus Index (CFI), which measures the overall satisfaction of a customer with NRG’s products and services as well as a customer’s loyalty to NRG’s brand through the use of a net promoter score (NPS) that is determined through a customer survey. The NPS is an index ranging from -100 to 100. To calculate the NPS, detractors (those that score 6 or less out of 10) are subtracted from promoters (a score of 10 or 9). For example, if 50% or respondents to the survey are promotors and 10% are detractors, the NPS is 40%. In order to allow for the fact that NRG has multiple brands across multiple geographies and to account for NPS goals across those factors, goals are indexed into the single metric (the CFI). The Company uses an external company to assess NPS scores to achieve objective, measurable results;

(b)
Environment — includes the Environmental Performance Index (EPI), based on EKPIs and the update of the Scope 3 GHG emission inventory for current year data (GHG measure); each weighted 50%. The EPI is calculated based on the achievement of threshold (37.5), target (27.0), and maximum (19.5) EKPI events. The GHG measure is set as incomplete, developed, or break-out and communicate results internally by emission owner; and

(c)
People — includes continuing initiatives surrounding diversity, equity and inclusion by achieving increases in women and people of color candidates at the manager level and above who reach the interview stage, and in our Wellness initiatives achieving increases in the well-being score (based on the composite average results of employee responses to three well-being questions with five multiple choice answers).

In addition to the quantitative financial and non-financial metrics, each NEO that is eligible for an AIP award opportunity is evaluated on their achievement of individual performance criteria that align with Company goals in connection with the determination of their awards that are payable under the AIP. The Compensation Committee assesses performance of each eligible NEO relative to the performance criteria applicable to each NEO and multiplies the total formulaic AIP award for each NEO by an individual performance factor of up to plus or minus 20%. These criteria are established at the beginning of each fiscal year and include measures tied to the leadership of the business. During 2023, such measures included financial and operational commitments as well as our Power Values that include advancing the customer experience, maintaining an enriching culture and strengthening employee engagement. We believe that these Power Values are the pillars that guide our Company and fuel our growth. The dedication of our NEOs to our Power Values, in combination with their focus on the Company goals, is integral to our success. Generally, the Compensation Committee adjusts the total AIP award opportunity for the position of President and Chief Executive Officer based on its own assessment of the performance criteria applicable to such position and recommends such award opportunity to the Board for approval. With respect to all other NEOs, the Compensation Committee considers the President and Chief Executive Officer’s recommendations for the NEOs and retains sole discretion to approve the AIP awards and to adjust the amount of, or eliminate any, awards that are otherwise payable under the AIP. In 2023, these recommendations were made by Dr. Coben, our Interim CEO.
The 2023 target AIP award opportunities for the NEOs is expressed as a percentage of base salary as of December 31, 2023, as set forth in the table below.
Name	Base Salary as of December 31, 2023 ($)	Target (% of Base Salary)(1)	Target AIP Award Opportunity ($)
Current Executives
Lawrence S. Coben(2)	100,000	N/A	N/A
Bruce Chung	700,000	100	700,000
Robert J. Gaudette	597,400	100	597,400
Elizabeth Killinger	610,289	100	610,289
Rasesh Patel(3)	695,564	60	417,338
Former Executives
Mauricio Gutierrez(4)	N/A	N/A	N/A
Alberto Fornaro(5)	N/A	N/A	N/A
(1)	Percentages in this column assume that each of the financial performance metrics and all quantitative and qualitative goals are achieved at target levels.
(2)	Dr. Coben was not eligible to participate in the 2023 AIP.
(3)	Mr. Patel’s AIP award for 2023 was set pursuant to the Vivint Employment Agreement.
(4)	As a result of Mr. Gutierrez’s resignation, Mr. Gutierrez did not receive an AIP award for 2023.
(5)	In connection with Mr. Fornaro’s severance, he received the target amount of his AIP award opportunity, which was $759,893.
Actual AIP payouts can range from 50% of the target percentage to 200% of the target percentage, which reflect the threshold and maximum AIP award opportunities, respectively. For each individual metric, there will be a 0% achievement unless the result meets the threshold level of performance.

2023 AIP RESULTS AND PAYMENTS
The following table details the quantitative financial and non-financial performance goals and results for 2023, as approved by the Compensation Committee:
Performance Metric	Weight	Threshold	Target	Maximum	Result	AIP Metric Result
Adjusted FCFbG ($ in millions)	35%	$1,165	$1,665	$1,832	$1,869	200%
Adjusted EBITDA ($ in millions)	35%	$2,200	$3,146	$3,462	$3,289	145%
Credit Ratio	15%	3.34x	3.22x	3.09x	2.75x	200%
ESG	15%	50%	100%	200%	140%	140%
Final Weighted AIP Result for Performance Metrics						172%
As discussed above, the ESG AIP result is based on the equal weighting of the achievement of three components of the ESG metric: Customer, Environment and People. In 2023, the Company achieved a CFI of 105% resulting in achievement of 105% on the Customer metric. The Environment metric achievement was 200% as the Company achieved over maximum on its Environmental KPIs and the Scope 3 GHG emission inventory was fully completed during 2023, including all communication requirements. The People metric achievement was 115% based on the percentage increase in the Company’s diversity, equity and inclusion initiatives resulting in above target results, offset by targeted increase in the well-being score which resulted in an achievement slightly less than target.
With respect to AIP awards for 2023, the Compensation Committee approved a final AIP result of 172%, in accordance with the Company’s performance metrics results. Upon the recommendation of the Interim CEO, the Compensation Committee reviewed and considered the contributions of each NEO during 2023, with a focus on the individual performance criteria, including the financial and operational commitments as well as the Company’s Power Values to advance the customer experience, maintain an enriching culture, and strengthen employee engagement. The Compensation Committee, after due consideration, determined to award each eligible NEO an individual performance factor of 16%, bringing the total AIP performance award to a payout of 200%. The Compensation Committee believes that the payouts awarded to the eligible NEOs appropriately reflect the Company’s very strong performance and ability to execute on our strategic plan in light of management changes and other challenging circumstances.

The AIP awards paid to each of the NEOs for 2023 were as follows:
Name	Base Salary as of December 31, 2023 ($)	AIP Target (%)	Percent of Target Achieved (%)	Individual Performance Criteria Modifier (%)	Total AIP Target Achieved (%)	Total AIP Paid ($)
Current Executives
Lawrence S. Coben	100,000	N/A	N/A	N/A	N/A	N/A
Bruce Chung	700,000	100	172	16	200	1,400,000
Robert J. Gaudette	597,400	100	172	16	200	1,194,800
Elizabeth Killinger	610,289	100	172	16	200	1,220,578
Rasesh Patel	695,564	60	172	16	200	834,676
Former Executives
Mauricio Gutierrez	N/A	N/A	N/A	N/A	N/A	N/A
Alberto Fornaro(1)	N/A	N/A	N/A	N/A	N/A	759,893
(1)	As described above, in connection with Mr. Fornaro’s severance, he received the target amount of his target AIP award opportunity.
LONG-TERM INCENTIVE COMPENSATION
We believe that equity awards directly align our NEOs’ interests with those of our stockholders. For our 2023 grants, we awarded our NEOs, other than our Interim CEO, a combination of RPSUs, which are based on the Company’s TSR performance relative to the S&P 500, and time-based RSUs. The larger proportion of compensation (67%) to such NEOs was delivered using RPSUs, demonstrating the Compensation Committee’s focus on pay for performance. For its retention aspects and alignment with stockholders, we awarded RSUs for the remaining 33% of the grant date award opportunity for the 2023 grant for each of the NEOs other than our Interim CEO, who received the Interim CEO RSUs.

TARGET LTIP AWARD OPPORTUNITY
The 2023 target LTIP award opportunities for the NEOs, as of the date of the annual LTIP grant on January 2, 2023, are set forth in the table below.
Name	Base Salary as of January 2, 2023 ($)	LTIP Target as Percent of Base Salary (%)	Target LTIP Award Opportunity ($)
Current Executives
Lawrence S. Coben(1)	N/A	N/A	N/A
Bruce Chung(2)	700,000	350	2,450,000
Robert J. Gaudette	580,000	350	2,030,000
Elizabeth Killinger	592,513	350	2,073,796
Rasesh Patel(3)	675,305	—	3,000,000
Former Executives
Mauricio Gutierrez(4)	1,406,753	825	11,605,712
Alberto Fornaro(5)	737,760	350	2,582,160
(1)	Dr. Coben was appointed to serve as Interim CEO effective November 17, 2023. As a result, the Company did not set a target LTIP award opportunity for Dr. Coben.
(2)	Base salary as of June 1, 2023 in connection with promotion to Chief Financial Officer.
(3)	Mr. Patel’s LTIP award opportunity was set pursuant to the Vivint Employment Agreement.
(4)	Mr. Gutierrez’s LTIP award opportunity for 2023 was forfeited in connection with his resignation.
(5)	Mr. Fornaro’s outstanding awards were prorated; his outstanding RSUs vested on October 15, 2023, and his outstanding RPSUs continue to vest according to their schedule.
LTIP AWARDS
The aggregate value of equity awards granted to each NEO for fiscal year 2023, other than Mr. Patel whose compensation is determined pursuant to the Vivint Employment Agreement, was reviewed against size-adjusted compensation survey data for NEO counterparts in similar positions in the energy, general, and/or consumer products industries. Pay Governance provided this compensation benchmark data to the Compensation Committee. Our practice is to issue annual equity awards on January 2 of each calendar year, using the closing price of the Company’s common stock on such date, unless the date falls on a non-trading date, in which case the closing price of the common stock on the previous trading date is used. The closing price per share of the Company’s common stock on the grant date for grants issued in January 2023 was $31.82 per share. The LTIP awards are set forth in the “Stock Awards” column of the Summary Compensation Table for Fiscal Year ended December 31, 2023, as well as the Grants of Plan-Based Awards for Fiscal Year ended December 31, 2023 table.
RELATIVE PERFORMANCE STOCK UNITS
RPSUs represent the potential to receive shares of common stock after the completion of three years of service from the date of grant based on the Company’s TSR performance ranked against the TSR performance of the performance peer group. Relative measures are designed to minimize the impact of externalities, ensuring the program appropriately reflects management’s impact on the Company’s TSR.
The payout of shares of common stock at the end of the three-year performance period is based on the Company’s TSR performance percentile rank relative to the performance peer group, as calculated under the terms of the award agreements. The following table illustrates the design of our RPSUs in 2023. As the table shows, above-median TSR is required in order to earn target awards under the plan. In addition, if our absolute TSR is less than negative 15% over the performance period, the threshold for target payouts is increased from the 55th to the 65th percentile. Additional details regarding RPSU awards are set forth following the Grants of Plan-Based Awards for Fiscal Year ended December 31, 2023, table.
RPSU awards limit the maximum award value that an NEO may receive to six times (6x) the fair market value of the target award, determined as of the date of grant.
RPSU awards that vested on January 2, 2024 were paid at 182% of target as a result of an approximate 60% increase in absolute TSR, as calculated in accordance with the terms of the outstanding RPSU, measured against the TSR of the Company’s performance peer group.
RESTRICTED STOCK UNITS
Each RSU represents the right to receive one share of common stock after the completion of the applicable vesting period. The RSU awards granted in 2023, other than the Interim CEO RSUs, vest ratably, meaning that one-third of the award vests each year on the anniversary of the grant date, over a three-year period. Occasionally, the Compensation Committee will use alternate RSU vesting periods, but only on an exception basis, such as for a new-hire with a specific skill set or to serve as an enhanced retention tool. See “Interim CEO Compensation Arrangement” above for information on the Interim CEO RSUs.
DIVIDEND EQUIVALENT RIGHTS
In connection with each equity award, each NEO also receives DERs, which accrue with respect to the award to which they relate. Accrued DERs are paid at the same time that the shares of common stock underlying each award are delivered to the NEO. No DERs are paid if the underlying shares fail to vest.
CLAWBACK OF CERTAIN COMPENSATION
In accordance with applicable new NYSE rules, the Board adopted a clawback policy (Clawback Policy) effective as of December 1, 2023. The Clawback Policy, which is administered by the Compensation Committee, applies to our current and former executive officers, including the president, vice president in charge of a principal unit, division or function or any other person who performs similar policy making functions for the Company (each, a Covered Executive). Under the Clawback Policy, if we must prepare an accounting restatement to correct material noncompliance with any financial reporting requirement under securities laws, including restatements that correct an error in previously issued financial statements material to the previously issued financial statements or that would result in a material misstatement if the error were corrected in the current period or left uncorrected in the current period (collectively, a Restatement), we are obligated to recover erroneously awarded incentive-based compensation received by a Covered Executive. “Incentive-based compensation” includes any compensation that is granted, earned or vested based, in whole or in part, on the attainment of a financial reporting measure. “Erroneously awarded” incentive-based compensation is the amount of incentive-based compensation received by the Covered Executive that exceeds the amount of incentive-based compensation that otherwise would have been received by the Covered Executive had it been determined based on an applicable Restatement.
In addition, the Company’s compensation plans include “clawback” provisions with regard to awards made under the AIP and LTIP in the case of a material financial restatement, including a restatement that was the result of employee misconduct, or in the case of fraud, embezzlement or other serious misconduct that was materially detrimental to the Company. The Compensation Committee retains discretion regarding the application of the clawback provisions. These clawback provisions are in addition to other remedies that are available to the Company. If the Company is required to restate its earnings as a result of noncompliance with a financial reporting requirement due to misconduct, under the Sarbanes-Oxley Act of 2002 (SOX), the Chief Executive Officer and the Chief Financial Officer would also be subject to a clawback, as required by SOX.
BENEFITS
NEOs participate in the same retirement, life insurance, health and welfare plans as other salaried employees of the Company. A financial planning reimbursement benefit for NEOs was eliminated for 2019, except for Mr. Gutierrez, who retained the benefit as a result of his employment agreement entered into in December 2015. Additionally, pursuant to the terms of his employment agreement, described in more detail in “Employment Agreements” below, Mr. Gutierrez received additional benefits in the form of term life insurance with a death benefit of  $7.75 million, and up to $10,000 for reimbursement of disability insurance premiums. In 2023, the Company paid for certain one-time expenses for Mr. Patel, including a payment in connection with executive benefits continued from his service with Vivint and certain carryover expenses associated with Mr. Patel’s relocation to our office in Utah in 2022. These expenses are considered imputed income and are reflected in the “All Other Compensation” column of the Summary Compensation Table.
We do not provide any gross-ups on perquisites for executive officers except for Mr. Patel, who received certain gross-ups in 2023 for compensation arrangements assumed by NRG in connection with the Vivint acquisition. Such arrangements have been or will be discontinued by NRG. See “All Other Compensation” column of the Summary Compensation Table.
POTENTIAL SEVERANCE AND CHANGE-IN-CONTROL BENEFITS
Severance and change-in-control agreements are market practice among publicly held companies. Most often, these agreements are utilized to encourage executives to remain with the Company during periods of extreme job uncertainty and to evaluate a potential transaction in an impartial manner. We choose to provide severance and change-in-control arrangements to assist with career transitions of our executives as well as to create an environment that provides for an adequate business transition and knowledge transfer during times of change. Further, in order to enable a smooth transition during an interim period, severance and change-in-control agreements provide a defined level of security for the executive and the Company, enabling a more seamless implementation of a particular acquisition or an asset sale or purchase, and subsequent integration.
For a more detailed discussion, including the quantification of potential payments, please see “Severance and Change-in-Control” following the executive compensation tables below.

OVERSIGHT OF RISKS RELATED TO COMPENSATION POLICIES
The Compensation Committee oversees risks related to our compensation policies and practices. The Company’s Enterprise Risk Management team assists the Compensation Committee with its oversight and analysis of these risks. To assist the Compensation Committee with determining whether the Company’s compensation policies and practices subject the Company to unnecessary risk or could potentially motivate employees to take excessive risk, the Company’s Enterprise Risk Management team conducts reviews of these policies and practices and reports to the Compensation Committee its findings as follows:
•
base salaries are a sufficient component of total compensation to discourage excessive risk taking;

•
earnings goals under the Company’s AIP are based upon its audited financial statements and the Company believes that the goals are attainable without the need to take inappropriate risks or make material changes to the Company’s business or strategy;

•
NEOs who receive payment under the AIP and the LTIP may be required to reimburse the Company for all or a portion of the payment (commonly referred to as a clawback) as described under the section entitled “Clawback of Certain Compensation” above.

•
the Company awards RPSUs under the LTIP that are based upon TSR over three-year periods, which mitigates short-term risk taking;

•
the Company utilizes a balanced mix of absolute and relative metrics;

•
earnings under our AIP and performance equity program are capped;

•
because incentive compensation has a large equity component, value is best realized through long-term appreciation of stockholder value, especially when coupled with the stock ownership guidelines, which expose the Company’s NEOs to loss of the value of the retained equity if stock appreciation is jeopardized; and

•
the use of incentive compensation components that are paid or vest over an extended period mitigates against unnecessary or excessive risk taking.

Starting in 2023, the Compensation Committee has engaged Pay Governance to conduct a risk assessment with respect to the Company’s executive compensation plan designs. Following the results of its study, Pay Governance reported its assessment to the Compensation Committee for purposes of evaluating any risks in our compensation policies and practices.
As a result of the review, management and the Compensation Committee have concluded that the Company’s compensation policies and practices are not reasonably likely to have a material adverse effect on the Company.
ANTI-HEDGING AND ANTI-PLEDGING POLICIES
The Company prohibits executive officers, directors and employees from directly or indirectly engaging in any kind of hedging transaction that could reduce or limit their economic risk with respect to their holdings, ownership or interest in the Company’s securities, including prepaid variable forward contracts, equity swaps, collars, puts, calls and options. The Company also prohibits executive officers, directors and employees from directly or indirectly engaging in any transaction in which the Company’s securities are being pledged.

OTHER MATTERS
STOCK OWNERSHIP GUIDELINES
The Compensation Committee and the Board require each NEO to hold NRG stock with a value equal to a multiple of their base salary until termination, as set forth in the table below. Personal holdings, vested awards and unvested, time-based RSUs count towards the ownership multiple. Unvested RPSUs and stock options, should we grant them in the future, do not count towards the ownership multiple. Although the NEOs are not required to make purchases of our common stock to meet their target ownership multiple, NEOs are restricted from divesting any securities until such ownership multiples are attained, except in the event of a hardship or to make a required tax payment and must maintain their ownership multiple after any such transactions. The current stock ownership for our NEOs who currently serve as executive officers is shown below, based on the closing share price of  $57.69 on March 4, 2024:
Name	Target Ownership Multiple	Actual Ownership Multiple
Lawrence S. Coben(1)	N/A	N/A
Bruce Chung	3.0x	6.0x
Robert J. Gaudette	3.0x	9.4x
Elizabeth Killinger	3.0x	13.5x
Rasesh Patel	3.0x	32.7x
(1)
Dr. Coben does not have a target ownership multiple given the expected short-term nature of the Interim CEO position. Dr. Coben remains subject to the stock ownership guidelines applicable to directors.

TAX AND ACCOUNTING CONSIDERATIONS
The Compensation Committee takes into account tax consequences to NEOs in designing the various elements of our compensation program, such as designing the terms of awards to defer immediate income recognition in accordance with Section 409A of the Code. The Compensation Committee remains informed of and takes into account the accounting implications of its compensation programs. However, the Compensation Committee approves programs based on their alignment with our strategy and long-term goals.

COMPENSATION TABLES
SUMMARY COMPENSATION TABLE FOR FISCAL YEAR ENDED DECEMBER 31, 2023
The following table sets forth information regarding the compensation awarded to, earned by or paid to our NEOs during the fiscal year ended December 31, 2023. Pursuant to Instruction 3 to Item 402(c) of Regulation S-K, Dr. Coben’s compensation for his service as a non-employee director prior to his appointment as Interim CEO in November 2023 is discussed in the Summary Compensation Table and in the other tables under “Executive Compensation — Other Items” presented below. During his tenure as Interim CEO, Dr. Coben will not receive separate compensation as a director or Chair of the Board.
Name and Principal Position	Year	Base Salary ($)(1)	Bonus ($)	Stock Awards ($)(2)	Non-Equity Incentive Plan Compensation ($)(3)	All Other Compensation ($)	Total ($)
Lawrence S. Coben(4) Interim President and Chief Executive Officer	2023	10,000	—	11,924,989	—	489,029	12,424,018
Bruce Chung(5) Executive Vice President and Chief Financial Officer	2023	631,515	—	2,550,047	1,400,000	16,500	4,598,062
Robert J. Gaudette Executive Vice President, NRG Business	2023	594,054	—	2,011,267	1,194,800	19,800	3,819,921
	2022	570,139	—	929,891	307,400	12,200	1,819,630
	2021	534,466	—	919,874	402,062	11,600	1,868,002
Elizabeth Killinger Executive Vice President, NRG Home	2023	606,870	—	2,054,666	1,220,578	28,460	3,910,574
	2022	589,858	—	1,425,470	314,032	3,540	2,332,900
	2021	573,520	—	1,406,711	575,255	11,600	2,567,086
Rasesh Patel(6) Executive Vice President, Smart Home	2023	559,854	850,000	2,999,968	834,676	155,071	5,399,569
Mauricio Gutierrez(7) Former President and Chief Executive Officer	2023	1,301,517	—	11,498,588(8)	—	328,055	13,128,160(8)
	2022	1,400,449	—	7,784,067	931,974	35,357	10,151,847
	2021	1,369,385	—	7,694,426	1,707,225	83,188	10,854,224
Alberto Fornaro(9) Former Executive Vice President and Chief Financial Officer	2023	521,823	—	2,558,320	759,893	1,284,360	5,124,396
	2022	735,797	500,000	1,796,550	391,013	47,365	3,470,725
	2021	415,481	500,000	999,980	318,801	9,927	2,244,188
(1)	Reflects actual base salary earnings.
(2)
Reflects the grant date fair value determined in accordance with FASB ASC Topic 718, Compensation  —  Stock Compensation. The assumptions made in these valuations are discussed in our Annual Report on Form 10-K in Item 15  —  Consolidated Financial Statements. For performance-based RPSUs granted in 2023, if the maximum level of performance is achieved, the fair value will be approximately $15,551,643.78 for Mr. Gutierrez, $3,460,090.44 for Mr. Fornaro, $3,440,150.18 for Mr. Chung, $2,778,908.10 for Ms. Killinger, $2,720.194.92 for Mr. Gaudette, and $4,019,963.52 for Mr. Patel.

(3)	The amounts shown in this column represent the AIP bonuses paid to the NEOs. Further information regarding the AIP bonuses is included in the “2023 AIP Results and Payments” table of the CD&A.
(4)
Since his appointment as Interim CEO, Dr. Coben no longer receives compensation for his services as director and the Chair of the Board. The amount reported under the All Other Compensation column is attributable to amounts earned for his service as a non-employee director and the Chair of the Board prior to his appointment as the Interim CEO.

(5)	Mr. Chung was appointed to serve as Executive Vice President and Chief Financial Officer effective June 2023.
(6)
Mr. Patel has served as Executive Vice President, Smart Home, since March 2023. The amounts provided in the Bonus column represent a $850,000 bonus received in connection with the terms of Mr. Patel’s employment agreement with Vivint. The amount reported under the All Other Compensation column is attributable to amounts for relocation expenses, certain benefits and perquisites under historical Vivint compensation programs that have been or will be discontinued, and tax gross-ups related to those benefits in addition to 401(k) employer matching contributions.

(7)
The amounts reported under the All Other Compensation column for Mr. Gutierrez is attributable to amounts for term life insurance reimbursement of disability insurance premiums, and a financial planning reimbursement benefit in addition to 401(k) employer matching contributions, each as previously described in the CD&A.

(8)	In connection with Mr. Gutierrez’s resignation, all outstanding equity awards vesting after his resignation date, including those granted in 2023, were forfeited in connection with his resignation.
(9)
In connection with Mr. Fornaro’s severance, he received the target amount of his AIP award opportunity for 2023. In addition, Mr. Fornaro’s equity grants were prorated through his last date with NRG, with outstanding grants of RSUs vesting on October 15, 2023, and outstanding grants of RPSUs continuing to vest according to their schedule.

The amounts provided in the All Other Compensation column represent the additional benefits payable by the Company. The following table identifies the additional compensation for each NEO.
Name	Year	Life Insurance Reimbursement ($)	Disability Insurance ($)	Financial Advisor Services ($)	401(k) Employer Matching Contributions	PTO Payouts ($)	Severance ($)	Director Compensation ($)	Relocation expenses ($)	Vivint Programs ($)(1)	Vivint Executive Benefit ($)	Vivint Tax Gross- Ups ($)	Total ($)
Lawrence S. Coben(2)	2023	—	—	—	—	—		489,029	—	—	—	—	489,029
Bruce Chung	2023	—	—	—	16,500	—	—	—	—	—	—	—	16,500
Robert J. Gaudette	2023	—	—	—	19,800	—	—	—	—	—	—	—	19,800
	2022	—	—	—	12,200	—	—	—	—	—	—	—	12,200
	2021	—	—	—	11,600	—	—	—	—	—	—	—	11,600
Elizabeth Killinger	2023	—	—	—	28,460	—	—	—	—	—	—	—	28,460
	2022	—	—	—	3,540	—	—	—	—	—	—	—	3,540
	2021	—	—	—	11,600	—	—	—	—	—	—	—	11,600
Rasesh Patel	2023	—	—	—	13,200	—	—	—	966	77,003	4,739	59,163	155,071
Mauricio Gutierrez(3)	2023	4,952	10,000	12,000	20,627	280,476	—	—	—	—	—	—	328,055
	2022	4,952	10,000	12,000	8,405	—	—	—	—	—	—	—	35,357
	2021	4,952	10,000	12,000	11,600	—	—	—	44,637	—	—	—	83,188
Alberto Fornaro(4)	2023	—	—	—	25,657	118,864	1,139,839	—	—	—	—	—	1,284,360
	2022	—	—	—	6,135	—	—	—	41,230		—	—	47,365
	2021	—	—	—	9,927	—	—	—	—	—	—	—	9,927
(1)
Mr. Patel received certain benefits and perquisites under historical Vivint compensation programs that have been or will be discontinued including $18,835 for a Company vehicle, $55,359 for a buyout of the executive vehicle lease and $2,809 for personal liability insurance.

(2)
Prior to his appointment as Interim CEO, for his services as a director and the Chair of the Board, Dr. Coben received $210,000 in director fees and 8,612 DSUs valued at $279,029, which are vested and scheduled to convert into common stock upon termination from the Board.

(3)	Mr. Gutierrez received $280,476 for the value of accrued PTO.
(4)	Mr. Fornaro received $118,864 for the value of accrued PTO and $1,139,839 severance benefits.

GRANTS OF PLAN-BASED AWARDS FOR FISCAL YEAR ENDED DECEMBER 31, 2023
				Estimated Possible Payouts Under Non-Equity Incentive Plan Awards			Estimated Future Payouts Under Equity Incentive Plan Awards			All Other Stock Awards: Number of Shares of Stock or Units	Grant Date Fair Value of Stock and Option Awards
Name	Award Type	Grant Date	Approval Date	Threshold ($)(1)	Target ($)(2)	Maximum ($)(3)	Threshold (#)	Target (#)	Maximum (#)	(#)	($)(4)
Lawrence S. Coben(5)	AIP	—	—	—	—	—	—	—	—	—	—
	DSU	6/1/2023	4/20/2023	—	—	—	—		—	8,612	279,029
	RSU	12/15/2023	12/6/2023	—	—	—	—	—	—	244,565	11,924,989
Bruce Chung (6)	AIP	—	—	350,000	700,000	1,400,000	—	—	—	—	—
	RPSU	1/2/2023	11/17/2022	—	—	—	8,001	32,005	64,010	—	1,251,075
	RSU	1/2/2023	11/17/2022	—	—	—	—	—	—	19,365	598,959
	RPSU	6/5/2023	5/31/2023	—	—	—	2,791	11,164	22,328	—	469,000
	RSU	6/5/2023	5/31/2023	—	—	—	—	—	—	6,975	231,012
Robert J. Gaudette	AIP	—	—	298,700	597,400	1,194,800	—	—	—	—	—
	RPSU	1/2/2023	11/17/2022	—	—	—	8,699	34,794	69,588	—	1,360,097
	RSU	1/2/2023	11/17/2022	—	—	—	—	—	—	21,053	651,169
Elizabeth Killinger	AIP	—	—	305,145	610,289	1,220,578	—	—	—	—	—
	RPSU	1/2/2023	11/17/2022	—	—	—	8,886	35,545	71,090	—	1,389,454
	RSU	1/2/2023	11/17/2022	—	—	—	—		—	21,507	665,212
Rasesh Patel (7)	AIP	—	—	208,669	417,338	834,676	—	—	—	—	—
	RPSU	3/31/2023	12/4/2022	—	—	—	11,177	44,706	89,412	—	2,009,982
	RSU	3/31/2023	12/4/2022	—	—	—	—	—	—	28,871	989,987
Mauricio Gutierrez(8)	AIP	—	—	—	—	—	—	—	—	—	—
	RPSU	1/2/2023	11/30/2022	—	—	—	49,730	198,921	397,842	—	7,775,822
	RSU	1/2/2023	11/30/2022	—	—	—	—	—	—	120,361	3,722,766
Alberto Fornaro(9)	AIP	—	—	379,947	759,893	1,519,786	—	—	—	—	—
	RPSU	1/2/2023	11/17/2022	—	—	—	11,065	44,258	88,516	—	1,730,045
	RSU	1/2/2023	11/17/2022	—	—	—	—	—	—	26,779	828,274
(1)	Threshold non-equity incentive plan awards include AIP threshold payments, as presented in the CD&A.
(2)	Target non-equity incentive plan awards include AIP target payments, as presented in the CD&A.
(3)	Maximum non-equity incentive plan awards include AIP maximum payments, as presented in the CD&A.
(4)
Reflects the grant date fair value determined in accordance with FASB ASC Topic 718, Compensation — Stock Compensation. The assumptions made in these valuations are discussed in our Annual Report on Form 10-K in Item 15 — Consolidated Financial Statements.

(5)
Dr. Coben was granted 8,612 DSUs in connection with his service as a director and the Chair of the Board prior to his appointment as Interim CEO and 244,565 RSUs in connection with his appointment as Interim CEO.

(6)	Mr. Chung received a grant on June 5, 2023 in connection with his promotion to Executive Vice President and Chief Financial Officer.
(7)	Mr. Patel received a grant on March 31, 2023 in connection with the acquisition of Vivint.
(8)	In connection with Mr. Gutierrez’s resignation, all outstanding equity awards vesting after his resignation date were forfeited.
(9)
In connection with Mr. Fornaro’s severance, Mr. Fornaro’s equity grants were prorated through his last date with NRG, with outstanding grants of RSUs vesting on October 15, 2023, and his grants of RPSUs continuing to vest according to their schedule.

2023 ANNUAL INCENTIVE PLAN
Eligible NEOs were provided the opportunity to earn an AIP award based on the attainment of certain pre-established Company and individual goals for fiscal year 2023. The performance criteria and weight given to each are described in detail in the CD&A. The dollar amount of the possible AIP award payments for achieving the threshold, target or maximum levels of performance during the fiscal year 2023 are shown in the “2023 AIP Results and Payments” table above.
2023 LONG-TERM EQUITY INCENTIVES
Long-term equity incentive grants to NEOs in 2023 (other than our Interim CEO, who received only RSUs) consisted of RPSU awards and RSU awards. Consistent with our policy, other than the grants to Dr. Coben and Mr. Patel, such awards were granted to such NEOs on January 2, 2023. Dr. Coben, in connection with his appointment as Interim CEO, received a substantial portion of his salary as Interim CEO RSUs as described above in the section entitled “Interim CEO Compensation Arrangement.” Mr. Chung, in connection with his promotion as our Executive Vice President and Chief Financial Officer, received an additional grant on June 5, 2023 to increase his award commensurate with his position. Awards under the Company’s LTIP contain a “double trigger” provision, meaning the vesting of the awards will not accelerate, if at all, unless there is a termination of employment in connection with a change-in-control.
RESTRICTED STOCK UNITS
Each RSU represents the right to receive one share of common stock for the award. RSU awards granted to NEOs in 2023, other than the Interim CEO RSUs, vest ratably, meaning that one-third of the award vests each year on the anniversary of the grant date, over a three-year period.
Subject to the terms of the RSU award agreement with Dr. Coben, the Interim CEO RSUs will be prorated for the time spent in the role as Interim CEO for the year measured from November 17, 2023 to the date on which Dr. Coben steps down as Interim CEO, which equates to approximately $993,750 per month of service or $11,925,000 annually. The Interim CEO RSUs convert to common stock over three years in increments of one-third of the vested amount on each anniversary of the grant date.
Termination and Change-in-Control Provisions of Interim CEO RSUs
Pursuant to his RSU award agreement, if Dr. Coben’s employment is terminated due to death or disability, the Interim CEO RSUs will vest in full and the common stock underlying the Interim CEO RSUs will be issued and delivered to Dr. Coben, or in the case of death, his heirs, legatees or distributees. If Dr. Coben’s employment is terminated for “cause,” any portion of his Interim CEO RSU award that is unvested or has not been converted to common stock and delivered to Dr. Coben will be forfeited.
In the event that Dr. Coben’s employment is terminated for any reason other than for “cause,” the number of Interim CEO RSUs that vest will be the pro-rated percentage of the total number of Interim CEO RSUs awarded to Dr. Coben equal to the percentage of time during the aggregate vesting period for all Interim CEO RSUs awarded that Dr. Coben was continuously employed by NRG.
If Dr. Coben’s employment is terminated without “cause” in connection with a change in control, the Interim CEO RSUs will vest in full immediately and be payable immediately upon the later of such change in control or such termination. Dr. Coben’s termination of employment may be treated as being in connection with a change in control only if such termination occurs during the period beginning six months prior to the change in control and ending 24 months following the change in control. The Compensation Committee will determine in its sole discretion whether a termination without cause was in connection with a change in control.

Termination and Change-in-Control Provisions of RSUs for Other NEOs
Any unvested portion of the RSU award is forfeited if the NEO’s employment is terminated for any reason other than death of the NEO, a qualifying disability, a qualifying retirement, or, with respect to an NEO who is a Senior Vice President (SVP) at the time of grant, an eligible termination (as described below), including, without limitation, termination of service as a result of voluntary resignation or termination for “cause.” In the event of a termination of service by reason of death or a qualifying disability, whereby the NEO’s employment is terminated due to a total and permanent disability, the RSU award will vest in full and the common stock underlying the award will be issued to the NEO or in the case of death, the NEO’s legal representatives, heirs, legatees, or distributees. A qualifying retirement occurs in the event that an NEO, who is at least 55 years of age at the time of retirement, retires with more than 10 years of service to the Company. In such event, if the retirement occurs at least 12 months after the grant date, the unvested portion of an RSU award will continue to vest according to the vesting schedule. In addition to these rights, SVPs who are such at the time of the grant are also entitled to a pro-rata award in the event of an eligible termination, which means an involuntary termination of service in connection with the sale of a business segment, restructuring or reduction in workforce. The pro-rated award will be equal to the pro-rated percentage of the total number of RSUs awarded that is equal to the percentage of time during the aggregate vesting period for all RSUs awarded that the SVP was actually continuously employed by NRG. The pro-rated award is subject to the SVP’s execution of a general release of claims. In connection with Mr. Fornaro’s severance, Mr. Fornaro’s outstanding RSU awards were pro-rated. Beginning with awards granted in 2024, Executive Vice Presidents (EVPs) will also be eligible for a pro-rated RSU award in the event of an eligible termination. If an NEO’s employment is terminated without cause in connection with a change-in-control, an RSU award vests in full upon the later of such change-in-control or termination of employment and the common stock underlying the RSU will be issued and delivered to the NEO.
RELATIVE PERFORMANCE STOCK UNITS
Each RPSU represents the potential to receive common stock after the completion of three years of service from the date of grant based on the Company’s TSR performance ranked against the TSR performance of the performance peer group. The payout of shares of common stock at the end of the three-year performance period will be based on the Company’s TSR performance percentile rank, compared with the TSR performance of the performance peer group. To ensure a rigorous program design, the target-level payout (100% of shares granted) requires the Company to perform above median, at the 55th percentile. To induce management to achieve greater than target-level performance in a down market, in the event that NRG’s TSR performance declines by more than 15% over the performance period, target-level payout (100% of shares granted) will require an even greater achievement at the 65th percentile performance. The Compensation Committee believes that this increased performance requirement addresses the concern that a disproportionate award may be paid in the event that our relative performance is high, but absolute performance is low.
In the event that relative performance is below the 25th percentile, the award is forfeited. In the event that relative performance is at the 25th percentile, the quantity of shares paid out is equal to 25% of target. In the event that relative performance is between the 25th percentile and the 55th percentile (or the 65th percentile if our absolute TSR performance declines by more than 15% over the performance period), payout will be based on an interpolated calculation. In the event that relative performance reaches the 55th percentile (or the 65th percentile if our absolute TSR performance declines by more than 15% over the performance period), 100% of the target award will be paid. In the event that relative performance is between the 55th percentile (or the 65th percentile if our absolute TSR performance declines by more than 15% over the performance period) and the 75th percentile, payout will be based on an interpolated calculation. In the event that relative performance is at or above the 75th percentile, the quantity of shares paid out is equal to 200% of target. RPSU awards granted since 2018 were updated to limit the maximum award value that an NEO may receive to six times (6x) the fair market value of the target award, determined as of the date of grant.

If the NEO’s employment is terminated without cause in connection with a change-in-control, a final RPSU award, if any, will be determined by the Compensation Committee. If the NEO’s employment is terminated for any reason other than death, a qualifying disability, a qualifying retirement, or, with respect to any NEO who is a SVP at the time of grant, an eligible termination (as described below), including, without limitation, termination of service as a result of voluntary resignation or termination for cause, the RPSU award will expire and be forfeited. In the event of a termination of service by reason of death or a qualifying disability, whereby the NEO’s employment is terminated due to a total and permanent disability, the RPSU award will vest in full at the target level and the common stock underlying the award will be issued to the NEO, or in the case of death, the NEO’s legal representatives, heirs, legatees, or distributees. A qualifying retirement occurs in the event that an NEO, who is at least 55 years of age at the time of retirement, retires with more than 10 years of service to the Company. In such event, if the retirement occurs at least 12 months after the grant date, the final RPSU award will continue to vest throughout the remainder of the performance period. In addition to these rights, SVPs who are such at the time of grant are also entitled to a pro-rata award in the event of an eligible termination, which means an involuntary termination of service in connection with the sale of a business segment, restructuring or reduction in workforce. At the end of the performance period, NRG will determine the final RPSU award that the SVP would have received had the SVP been continuously employed by NRG throughout the performance period. The award for an eligible termination will then be pro-rated such that the total number of shares of common stock paid to the SVP will be the percentage of the award that is equal to the percentage of time that the SVP was actually continuously employed by NRG during the performance period. The pro-rated award is subject to the SVP’s execution of a general release of claims. In connection with Mr. Fornaro’s severance, Mr. Fornaro’s outstanding RPSU awards were pro-rated. Beginning with awards granted in 2024, EVPs will also be eligible for a pro-rated RPSU award in the event of an eligible termination.

OUTSTANDING EQUITY AWARDS AT FISCAL YEAR-END FOR FISCAL YEAR ENDED DECEMBER 31, 2023
Stock Awards
Equity Incentive Plan Awards
Name	Number of Shares or Units of Stock that Have Not Vested (#)(1)	Market Value of shares or Units of Stock that Have Not Vested ($)	Number of Unearned Shares that Have Not Vested (#)(2)	Market Value of Unearned Shares that Have Not Vested ($)(3)
Lawrence S. Coben(4)	244,565	12,644,011	—	—
Bruce Chung	34,281	1,772,328	67,837	3,507,173
Robert J. Gaudette	29,949	1,548,363	63,307	3,272,972
Elizabeth Killinger	34,770	1,797,609	79,081	4,088,488
Rasesh Patel	311,867	16,123,524	44,706	2,311,300
Mauricio Gutierrez(5)	—	—	—	—
Alberto Fornaro(6)	—	—	88,910	4,596,647
(1)	These amounts represent RSUs vested/vesting (inclusive of DERs) as follows:
Name	Number of RSUs vested on 1/2/2024	Number of RSUs vesting on 3/31/2024	Number of RSUs vesting on 5/16/2024	Number of RSUs vesting on 6/5/2024	Number of RSUs vesting on 9/3/2024	Number of RSUs vesting on 12/15/2024	Number of RSUs vesting on 1/2/2025	Number of RSUs vesting on 3/31/2025	Number of RSUs vesting on 5/16/2025	Number of RSUs vesting on 6/5/2025	Number of RSUs vesting on 1/2/2026	Number of RSUs vesting on 3/31/2026	Number of RSUs vesting on 5/16/2026	Number of RSUS vesting on 6/5/2026
Lawrence S. Coben	—	—	—	—	—	244,565	—	—	—	—	—	—	—	—
Bruce Chung	10,746	—	—	2,365	640	—	9,057	—	—	2,366	6,734	—	—	2,373
Robert J. Gaudette	12,030	—	—	—	708	—	9,890	—	—	—	7,321	—	—	—
Elizabeth Killinger	15,104	—	—	—	759	—	11,427	—	—	—	7,480	—
Rasesh Patel	—	9,624	159,186	—	—	—	—	9,624	61,905	—	—	9,623	61,905	—
Mauricio Gutierrez	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Alberto Fornaro	—	—	—	—	—	—	—	—	—	—	—	—	—	—
(2)	These amounts represent RPSUs vested/vesting (inclusive of DERs) as follows:
Name	Number of RPSUs vested on 1/2/2024	Number of RPSUs vesting on 6/1/2024	Number of RPSUs vesting on 9/3/2024	Number of RPSUs vesting on 1/2/2025	Number of RPSUs vesting on 1/2/2026	Number of RPSUs Vesting on 3/31/2026	Number of RPSUs vesting on 6/5/2026
Lawrence S. Coben	—	—	—	—	—	—	—
Bruce Chung	9,295	—	3,159	10,687	33,324	—	11,372
Robert J. Gaudette	11,774	—	3,492	11,813	36,228	—	—
Elizabeth Killinger	20,214	—	3,748	18,109	37,010	—	—
Rasesh Patel	—	—	—	—	—	44,706	—
Mauricio Gutierrez	—	—	—	—	—	—	—
Alberto Fornaro	—	20,398	—	22,736	45,776	—	—
(3)
Assumes achievement target award levels for 2021 RPSU, 2022 RPSU and 2023 RPSU awards as discussed in the CD&A. On January 2, 2024, the 2021 RPSU awards vested at 182% of target based on relative TSR performance over the three-year performance period.

(4)	The amount represents 244,565 RSUs granted to Dr. Coben in connection with his appointment as Interim CEO.
(5)	In connection with Mr. Gutierrez’s resignation, all outstanding equity awards vesting after his resignation date were forfeited
(6)
In connection with Mr. Fornaro’s severance, Mr. Fornaro’s outstanding awards were prorated; his outstanding RSUs vested on October 15, 2023, and his outstanding RPSUs continue to vest according to their schedule.

OPTION EXERCISES AND STOCK VESTED FOR FISCAL YEAR ENDED DECEMBER 31, 2023
Stock Awards
Name	Number of Shares Acquired on Vesting (#)(1)(3)	Value Realized on Vesting ($)(2)
Lawrence S. Coben(4)	8,612	279,029
Bruce Chung	6,088	197,917
Robert J. Gaudette	7,243	235,100
Elizabeth Killinger	11,639	375,325
Rasesh Patel	127,349	4,267,465
Mauricio Gutierrez(5)	61,862	2,003,873
Alberto Fornaro(6)	18,791	695,052
(1)
Includes shares of DERs that vested and converted to common stock pursuant to underlying awards vested in 2023. With respect to DSUs that vested for Dr. Coben, he deferred the conversion of the DSUs to common stock until such time when he longer serves as a director.

(2)
Awards and DERs values that vested on January 2, 2023 are based on a share price of $31.82. Awards and DERs values that vested on May 16, 2023 are based on a share price of $33.51. Awards and DERs values that vested on June 1, 2023 (including the DSUs) are based on a share price of $32.40. Awards and DERs values that vested on September 3, 2023 are based on a share price of $38.45. Awards and DERs values that vested on October 15, 2023 are based on a share price of $41.01. With respect to DSUs that vested for Dr. Coben, he deferred the conversion of the DSUs to common stock until such time when he longer serves as a director.

(3)	Represents the following:
Name	Number of 2020 RSUs vested on 1/2/2023 (#)	Number of DERs vested on 1/2/2023 (#)	Number of 2021 RSUs vested on 1/2/2023 (#)	Number of DERs vested on 1/2/2023 (#)	Number of 2022 RSUs vested on 1/2/2023 (#)	Number of DERs vested on 1/2/2023 (#)	Number of 2021 RSUs vested on 5/16/2023 (#)	Number of DERs vested on 5/16/2023 (#)	Number of 2021 RSUs vested on 6/1/2023 (#)	Number of DERs vested on 6/1/2023 (#)	Number of 2023 DSUs vested on 6/1/2023 (#)	Number of DERs vested on 6/1/2023 (#)	Number of 2021 RSUs vested on 9/3/2023 (#)	Number of DERs vested on 9/3/2023 (#)	Number of 2021, 2022, & 2023 RSUs vested on 10/15/2023 (#)	Number of DERs vested on 10/15/2023 (#)
Lawrence S. Coben	—	—	—	—	—	—	—	—	—	—	8,612	—	—	—	—	—
Bruce Chung	1,431	156	1,518	107	2,165	78	—	—	—	—	—	—	587	46	—	—
Robert J. Gaudette	1,812	197	1,923	135	2,392	86	—	—	—	—	—	—	648	50	—	—
Elizabeth Killinger	3,205	349	3,301	233	3,668	133	—	—	—	—	—	—	696	54	—	—
Rasesh Patel	—	—	—	—	—	—	127,349	—	—	—	—	—	—	—	—	—
Mauricio Gutierrez	16,166	1,765	16,654	1,176	20,032	726	—	—	—	—	—	—	4,955	388	—	—
Alberto Fornaro	—	—	—	—	4,623	167	—	—	3,405	259	—	—	—	—	9,857	480
(4)
Dr. Coben received the DSUs in connection with his service as a director and the Chair of the Board prior to his appointment as Interim CEO. Dr. Coben’s DSUs vested on June 1, 2023; however, he deferred the conversion of the DSUs to common stock until such time when he longer serves as a director.

(5)	All outstanding equity awards vesting after November 17, 2023 were forfeited in connection with Mr. Guitierrez’s resignation.
(6)
In connection with Mr. Fornaro’s severance, Mr. Fornaro’s outstanding awards were prorated; his outstanding RSUs vested on October 15, 2023, and his outstanding RPSUs continue to vest according to their schedule.

PENSION BENEFITS FOR FISCAL YEAR ENDED DECEMBER 31, 2023
None of the NEOs received qualified retirement income benefits for fiscal year 2023.
NON-QUALIFIED DEFERRED COMPENSATION FOR FISCAL YEAR ENDED DECEMBER 31, 2023
We have no nonqualified defined contribution or other nonqualified deferred compensation plans for our NEOs.
EMPLOYMENT AGREEMENTS
The Company has not entered into employment agreements with NEOs other than Mr. Patel, who is party to the Vivint Employment Agreement, and Mr. Gutierrez, who had an employment agreement as the Company’s former President and CEO.
MR. PATEL
Mr. Patel has served as the Executive Vice President of Smart Home since the acquisition of Vivint in March 2023 pursuant to the terms of the Vivint Employment Agreement. The Vivint Employment Agreement automatically expires 30 days after the 24-month anniversary of the closing of our acquisition of Vivint (or April 9, 2025).
The Vivint Employment Agreement sets forth the terms of Mr. Patel’s base salary and annual target bonus. In addition, the Vivint Employment Agreement entitles Mr. Patel to two separate cash retention bonuses: (i) $1,500,000, with the first installment of $750,000 payable 12 months following the closing of our acquisition of Vivint (March 10, 2024), and the second installment of $750,000 payable 24 months following the closing of our acquisition of Vivint (March 10, 2025), subject to Mr. Patel’s continuous service through the respective dates; and (ii) $850,000 on May 16, 2022 and each anniversary thereof through the term of the Vivint Employment Agreement. Mr. Patel is further entitled to receive an annual target long-term incentive award of RSUs and RPSUs valued at $3,000,000.
Mr. Patel is entitled to participate in NRG’s employee benefit, fringe and perquisite plans, practices, policies and arrangements as in effect from time to time on generally the same terms of the employee benefits available to other senior executives of NRG (other than with respect to annual bonuses, incentive plans or severance plans). In addition, Mr. Patel is entitled to participate in NRG’s flexible time off policy and to reimbursement of reasonable business expenses and relocation expenses covered under NRG’s relocation policy for up to $100,000.
The acquisition of Vivint constituted a change-in-control under the Vivint Employment Agreement. As a result, Mr. Patel received 24 months of protection under the Vivint Employment Agreement, which was agreed to by NRG in connection with the acquisition. Therefore, during the term of the Vivint Employment Agreement, the Vivint Employment Agreement entitles Mr. Patel to certain severance payments and benefits in the event his employment terminates under certain circumstances as further described in “Severance and Change-in-Control” below. In addition, for 25 months following the closing of our acquisition of Vivint, subject to his continued employment with NRG, Mr. Patel’s base salary, target incentive awards and retention bonuses may not be reduced.
MR. GUTIERREZ
Mr. Gutierrez served as our President and Chief Executive Officer pursuant to the terms of an employment agreement from December 3, 2015 until November 17, 2023. Under such employment agreement, each year, Mr. Gutierrez’s base salary was reviewed, and the Board determined whether to increase his base salary. The employment agreement also provided that Mr. Gutierrez was eligible to participate in the Company’s LTIP in accordance with its terms. Mr. Gutierrez was also entitled to health, welfare and retirement benefits, term life insurance of  $7.75 million, five weeks paid vacation, and coverage under the Company’s director and officer liability insurance coverage, in addition to reimbursement of reasonable business expenses, financial planning expenses, and disability insurance premiums.
Mr. Gutierrez’s employment agreement entitled him to certain severance payments and benefits in the event his employment terminates under certain circumstances. In connection with his resignation, Mr. Gutierrez received a lump sum payment for his paid time off accrued and did not receive any severance benefits or payments.
SEVERANCE AND CHANGE-IN-CONTROL
DR. COBEN
The treatment of the Interim CEO RSUs upon a change in control or termination of employment are described in “Compensation Tables — Grants of Plan Based Awards for the fiscal year ended December 31, 2023 — Restricted Stock Units” above.
MR. PATEL
The acquisition of Vivint constituted a change-in-control under the Vivint Employment Agreement. As a result, Mr. Patel received 24 months of protection under the Vivint Employment Agreement, which was agreed to by NRG in connection with the acquisition. Pursuant to the Vivint Employment Agreement, Mr. Patel may be entitled to severance payments and benefits in the event of termination of employment as described below.
In the event Mr. Patel’s employment with NRG is terminated for “cause”, Mr. Patel will be entitled to his base salary through the date of termination; reimbursement of certain business expenses properly incurred; such employee benefits to which Mr. Patel is entitled under NRG’s tax qualified employee benefits plans (accrued rights); any retention bonus unpaid as of the date of termination and vesting at target level of performance of 100% of his unvested equity awards that are outstanding as of the date of such termination.
In the event of resignation by Mr. Patel without “good reason”, Mr. Patel will be entitled to the accrued rights; any annual bonus earned, but unpaid, as of the date of termination for the immediately preceding fiscal year; vesting at target level of performance of 100% of his unvested equity awards that are outstanding as of the date of such termination and any retention bonus unpaid as of the date of termination.
In the event Mr. Patel’s employment with NRG is terminated due to his death or disability, Mr. Patel (or his estate) will be entitled to the accrued rights; any annual bonus earned, but unpaid, as of the date of termination for the immediately preceding fiscal year; a pro rata portion of his annual target bonus payable for the fiscal year in which such termination occurs; any retention bonus unpaid as of the date of termination; vesting at target level of performance of 100% of his unvested equity awards that are outstanding as of the date of such termination; and death or disability benefits under any applicable plans or programs of NRG.
In the event Mr. Patel’s employment with NRG is terminated “without cause”, Mr. Patel will be entitled to the accrued rights; a pro rata portion of his annual target bonus payable for the fiscal year in which such termination occurs; any retention bonus unpaid as of the date of termination; vesting at target level of performance of 100% of his unvested equity awards that are outstanding as of the date of such termination and subject to compliance with the terms of his employment agreement and the execution and non-revocation of a release of claims, a lump sum cash payment within 55 days of such termination of (a) 150% of his base salary as of the date immediately prior to termination, (b)150% of the actual annual bonus paid in respect of the immediately preceding year, and (c) the monthly COBRA costs of providing health and welfare benefits to Mr. Patel and his dependents.
Under Mr. Patel’s employment agreement, Mr. Patel agrees for a period of 18 months following termination not to directly or indirectly, solicit or assist in soliciting in competition with NRG or its subsidiaries in the business or certain of Mr. Patel or his direct report’s current or prospective clients and customers during the one-year period preceding Mr. Patel’s termination. In addition, Mr. Patel agrees for a period of 18 months following termination not to directly or indirectly, solicit employees or consultants of NRG or its subsidiaries. Further, Mr. Patel agrees not to divulge confidential information of NRG.
OTHER NEOs
Under the Company’s Amended and Restated Executive Change-in-Control and general Severance Plan for Tier IA and Tier IIA Executives (CIC Plan), the NEOs currently serving as executive officers, except Dr. Coben and Mr. Patel, are entitled to a general severance benefit equal to 1.5 times (1.5x) base salary in the event of involuntary termination without cause payable in a lump sum amount and reimbursement for COBRA benefits continuation cost for a period of 18 months.
The CIC Plan also provides a change-in-control benefit in the event that, within six months prior to or 24 months following a change-in-control, the NEO’s employment is either involuntarily terminated by the Company without cause or voluntarily terminated by the executive for good reason. The change-in-control benefit consists of an amount equal to 2.99 and 2.0 for Executive Vice Presidents and SVPs, respectively, times the sum of the executive’s base salary plus the annual target incentive for the year of termination, payable in a lump sum amount; an amount equal to the NEO’s target bonus for the year of termination, prorated for the number of days during the performance period that the NEO was employed by the Company; and reimbursement for COBRA benefits continuation cost for a period of 18 months. In the event of a change-in-control, vesting of equity awards will not accelerate unless the NEO is terminated in connection with the change-in-control.
Under the CIC Plan, the applicable executive agrees not to divulge confidential information and, during and for a period of one year after the termination of the employment agreement, disparage or compete with the Company, or solicit the customers or employees of the Company.
In general, a “change-in-control” occurs in the event: (a) any person or entity becomes the direct or indirect beneficial owner of 50% or more of the Company’s voting stock; (b) directors serving on the Board as of a specified date cease to constitute at least a majority of the Board unless such directors are approved by a vote of at least two-thirds (2/3) of the incumbent directors, provided that a person whose assumption of office is in connection with an actual or threatened election contest or actual or threatened solicitation of proxies including by reason of agreement intended to avoid or settle such contest shall not be considered to be an incumbent director; (c) any reorganization, merger, consolidation, sale of all or substantially all of the assets of the Company or other transaction is consummated and the previous stockholders of the Company fail to own at least 50% of the combined voting power of the resulting entity; or (d) the stockholders approve a plan or proposal to liquidate or dissolve the Company.
An involuntary termination for “cause” means the NEO’s termination by the Company because of  (i) the NEO’s conviction of, or agreement to a plea of nolo contendere to, a felony or other crime involving moral turpitude; (ii) willful failure to perform their duties or willful gross negligence or willful misconduct; (iii) the NEO’s performance of any material act of theft, fraud, malfeasance or dishonesty; (iv) the NEO’s breach of any written agreement between the NEO and the Company or a violation of the Company’s code of conduct or other written policy; or (v) any material breach of the NEO’s obligations to the Company with respect to confidentiality, non-competition, non-solicitation and non-disparagement. An involuntary termination for any other reason is without “cause.” In the case of Mr. Gutierrez only, a voluntary termination for “good reason” included any material failure by the Company to comply with his employment agreement, his removal from the Board, the failure to elect him to the Board during any regular election, or a change in reporting structure of the Company requiring Mr. Gutierrez to report to anyone other than the Board.
Pursuant to the NRG Energy, Inc. LTIP and the terms of the restricted stock unit award agreement with each NEO, in the event that an NEO’s employment is terminated, their RSUs may be subject to accelerated vesting as described in “Compensation Tables — Grants of Plan -Based Awards for the fiscal year ended December 31, 2023 — Restricted Stock Units” above.

POTENTIAL PAYMENTS UPON TERMINATION OR CHANGE-IN-CONTROL
The amount of compensation payable to each NEO in certain circumstances is shown in the table below, assuming that termination of employment occurred as of December 31, 2023, and including payments that would have been earned as of such date (or, in the cases of Mr. Gutierrez and Mr. Fornaro, the actual amounts owed in connection with their departures during 2023). However, the amounts shown below do not include benefits payable under the 401(k) plan. None of the NEOs were eligible for a qualified retirement in 2023.
Name	Involuntary Termination Not for Cause ($)	Voluntary Termination for Good Reason ($)	In Connection with a Change-in- Control, Involuntary Termination Not for Cause or Voluntary Termination for Good Reason ($)	Death or Disability ($)
Lawrence S. Coben	587,290	N/A	12,644,011	12,644,011
Bruce Chung	2,297,589	N/A	10,125,662	5,904,038
Robert J. Gaudette	2,347,694	N/A	8,922,061	5,322,915
Elizabeth Killinger	948,884	N/A	10,014,602	6,331,626
Rasesh Patel	23,836,951	23,836,951	23,836,951	23,817,342
Mauricio Gutierrez(1)	N/A	N/A	N/A	N/A
Alberto Fornaro(2)	1,139,839	N/A	N/A	N/A
(1)	See the Summary Compensation Table above for amounts paid to Mr. Gutierrez for accrued PTO in connection with his resignation in November 2023.
(2)	See the Summary Compensation Table above for amounts paid to Mr. Fornaro for accrued PTO in connection with his severance.

CEO PAY RATIO
We believe our executive compensation program must be internally consistent and equitable to motivate our employees to create stockholder value. We monitor the relationship between the compensation of our executive officers and the compensation of our non-managerial employees. For 2023, the ratio of the total compensation of Mauricio Gutierrez, our former CEO, of $13,128,160, as shown in the Summary Compensation Table (CEO Compensation), as compared to the total compensation of our median employee of $74,050, calculated in the same manner, was 177:1. The year-over-year increase in the CEO pay ratio is attributable to the change in NRG’s workforce as a result of the acquisition of Vivint.
We calculated the ratio of the pay of our Chief Executive Officer to that of our median employee as permitted under SEC rules. We selected October 31, 2023 as the determination date for identifying the median employee for purposes of this pay ratio disclosure. As of October 31, 2023, we and our consolidated subsidiaries had 11,287 employees in the United States, 180 employees in Canada, and 200 employees located in Australia. As allowed under Item 402 of Regulation S-K, we excluded the 380 employees in Australia and Canada from our median employee determination since they represent less than 5% of our total employee population.
For purposes of determining the median employee, we compared the total taxable wages as reported on each employee’s Form W-2 (U.S) as of December 31, 2023, for all individuals, other than our Chief Executive Officer, who were employed by us on October 31, 2023 (whether employed on a full-time, part-time, or seasonal basis). Also included in our workforce are independent contractors (approximately 4,000 as of October 31, 2023), which we have excluded for purposes of identifying the “median employee” as these individuals are, by statutory definition, non-employees and are compensated on a 1099 basis. We then identified a median employee from that group for purposes of preparing the ratio of Chief Executive Officer pay to median employee pay. We calculated the compensation for our median employee based upon the same components of compensation used to determine CEO Compensation. We believe that the ratio of CEO Compensation to that of this median employee is a reasonable estimate calculated in a manner consistent with Item 402(u) of Regulation S-K. Given the different methodologies that various public companies will use to determine an estimate of their pay ratio, the estimated ratio reported above should not be used as a basis for comparison between companies.
PAY VERSUS PERFORMANCE
In accordance with rules adopted by the Securities and Exchange Commission pursuant to the Dodd-Frank Wall Street Reform and Consumer Protection Act of 2010, we provide the following disclosure regarding executive compensation for our principal executive officer (PEO) and Non-PEO NEOs and Company performance for the fiscal years listed below. The Compensation Committee did not consider the pay versus performance disclosure below in making its pay decisions for any of the years shown.
	Summary Compensation Table Total for First PEO(1) ($)	Summary Compensation Table Total for Second PEO(1) ($)	Compensation Actually Paid to First PEO(1), (2), (3) ($)	Compensation Actually Paid to Second PEO(1) (2) (3) ($)	Average Summary Compensation Table Total for Non- PEO NEOs(1) ($)	Average Compensation Actually Paid to Non- PEO NEOs(1) (2) (3) ($)	Value of Initial Fixed $100 Investment based on:(4)		Net Income ($ millions)	Adjusted EBITDA Achievement ($ millions)(5)
Year							TSR ($)	Peer Group TSR ($)
2023	13,128,160	11,934,989	(5,193,935)	12,654,011	4,570,504	7,585,995	150.26	111.05	(202)	3,289
2022	10,151,847	—	(938,751)	—	2,484,712	812,036	88.79	122.25	1,221	1,910
2021	10,854,224	—	10,696,698	—	2,042,570	1,466,079	116.01	121.46	2,187	2,168
2020	9,879,276	—	8,778,527	—	2,159,739	1,950,890	97.86	102.72	510	2,057
(1)
Mauricio Gutierrez was our PEO from 2020 to November 2023 (First PEO). Lawrence Coben was our PEO since November 2023 (Second PEO). The total compensation of the Second PEO differs from that set forth in the Summary Compensation Table as it does not include compensation received for his services as a director and Chair of the Board.

The individuals comprising the Non-PEO NEOs for each year presented are listed below.
2020	2021	2022	2023
Kirkland Andrews	Alberto Fornaro	Alberto Fornaro	Bruce Chung
Elizabeth Killinger	Elizabeth Killinger	Brian Curci	Alberto Fornaro
Christopher Moser	Christopher Moser	Elizabeth Killinger	Elizabeth Killinger
Robert Gaudette	Robert Gaudette	Christopher Moser	Robert Gaudette
	Gaetan Frotte		Rasesh Patel
Kirkland Andrews
(2)
The amounts shown for Compensation Actually Paid have been calculated in accordance with Item 402(v) of Regulation S-K and do not reflect compensation actually earned, realized, or received by the Company’s NEOs. These amounts reflect the Summary Compensation Table Total with certain adjustments as described in footnote 3 below.

(3)
Compensation Actually Paid reflects the exclusions and inclusions of certain amounts for the PEO and the Non-PEO NEOs as set forth below. Equity values are calculated in accordance with FASB ASC Topic 718. Amounts in the Exclusion of Stock Awards column are the totals from the Stock Awards column set forth in the Summary Compensation Table.

Year	Summary Compensation Table Total for First PEO ($)	Exclusion of Stock Awards for First PEO ($)	Inclusion of Equity Values for First PEO ($)	Compensation Actually Paid to First PEO ($)
2023	13,128,160	(11,498,588)	(6,823,507)	(5,193,935)
Year	Summary Compensation Table Total for Second PEO ($)	Exclusion of Stock Awards for Second PEO ($)	Inclusion of Equity Values for Second PEO ($)	Compensation Actually Paid to Second PEO ($)
2023	11,934,989	(11,924,989)	12,644,011	12,654,011
Year	Average Summary Compensation Table Total for Non-PEO NEOs ($)	Average Exclusion of Stock Awards for Non-PEO NEOs ($)	Average Inclusion of Equity Values for Non-PEO NEOs ($)	Average Compensation Actually Paid to Non-PEO NEOs ($)
2023	4,570,504	(2,434,854)	5,450,345	7,585,995

The amounts in the Inclusion of Equity Values in the tables above are derived from the amounts set forth in the following tables:
Year	Year-End Fair Value of Equity Awards Granted During Year That Remained Unvested as of Last Day of Year for First PEO ($)	Change in Fair Value from Last Day of Prior Year to Last Day of Year of Unvested Equity Awards for First PEO ($)	Change in Fair Value from Last Day of Prior Year to Vesting Date of Unvested Equity Awards that Vested During Year for First PEO ($)	Fair Value at Last Day of Prior Year of Equity Awards Forfeited During Year for First PEO ($)	Total — Inclusion of Equity Values for First PEO ($)
2023	0	0	19,829	(6,843,335)	(6,823,507)
Year	Year-End Fair Value of Equity Awards Granted During Year That Remained Unvested as of Last Day of Year for Second PEO ($)	Change in Fair Value from Last Day of Prior Year to Last Day of Year of Unvested Equity Awards for Second PEO ($)	Change in Fair Value from Last Day of Prior Year to Vesting Date of Unvested Equity Awards that Vested During Year for Second PEO ($)	Fair Value at Last Day of Prior Year of Equity Awards Forfeited During Year for Second PEO ($)	Total — Inclusion of Equity Values for Second PEO ($)
2023	12,644,011	0	0	0	12,644,011
Year	Average Year-End Fair Value of Equity Awards Granted During Year That Remained Unvested as of Last Day of Year for Non-PEO NEOs ($)	Average Change in Fair Value from Last Day of Prior Year to Last Day of Year of Unvested Equity Awards for Non-PEO NEOs ($)	Average Change in Fair Value from Last Day of Prior Year to Vesting Date of Unvested Equity Awards that Vested During Year for Non-PEO NEOs ($)	Average Fair Value at Last Day of Prior Year of Equity Awards Forfeited During Year for Non-PEO NEOs ($)	Total — Average Inclusion of Equity Values for Non-PEO NEOs ($)
2023	4,041,559	1,500,259	50,134	10,335	5,450,345
(4)
The Peer Group TSR set forth in this table utilizes the Philadelphia Utility Sector Index (“UTY”), which we also utilize in the stock performance graph required by Item 201(e) of Regulation S-K included in our Annual Report for the year ended December 31, 2023. The comparison assumes $100 was invested for the period starting December 31, 2019, through the end of the listed year in the Company and in the UTY, respectively. Historical stock performance is not necessarily indicative of future stock performance.

(5)
We determined Adjusted EBITDA Achievement to be the most important financial performance measure used to link Company performance to Compensation Actually Paid to our PEO and Non-PEO NEOs in 2023. Adjusted EBITDA Achievement is a non-GAAP measure that refers to EBITDA plus Adjustments and is defined in the “AIP Award Performance Criteria” section of the CD&A for each of the listed years. Adjusted EBITDA Achievement may not have been the most important financial performance measure for years 2022, 2021 and 2020 and we may determine a different financial performance measure to be the most important financial performance measure in future years.

RELATIONSHIP BETWEEN COMPENSATION ACTUALLY PAID, COMPANY TSR, AND PEER GROUP TSR
The following chart sets forth the relationship between Compensation Actually Paid to our PEO, the average of Compensation Actually Paid to our Non-PEO NEOs, and the Company’s cumulative TSR over the four most recently completed fiscal years to that of the UTY Index over the same period.

PEO and Average Non-PEO NEO Compensation Actually Paid Versus TSR
Compensation Actually Paid ($ Millions)
14
12
10
8
6
4
2
0
-2
-4
-6
Company's TSR
Philadelphia Utility Sector Index TSR (12/31/2019 Indexed to $100)
$160
$140
$120
$100
$80
$60
$40
$0
100.00
102.72
97.86
121.46
116.01
122.25
88.79
150.26
111.05
8.8
2.0
10.7
1.5
-0.9
0.8
-5.2
12.7
7.6
2019
2020
2021
2022
2023
Fiscal Year
Mauricio Gutierrez Compensation Actually Paid
Average Non-PEO NEO Compensation Actually Paid
NRG Energy, Inc. TSR
Lawrence Coben Compensation Actually Paid
Philadelphia Utility Sector Index TSR

RELATIONSHIP BETWEEN COMPENSATION ACTUALLY PAID AND NET INCOME
The following chart sets forth the relationship between Compensation Actually Paid to our PEO, the average of Compensation Actually Paid to our Non-PEO NEOs, and our Net Income during the four most recently completed fiscal years.

PEO and Average Non-PEO NEO Compensation Actually Paid Versus TSR

Compensation Actually Paid ($ Millions)
14
12
10
8
6
4
2
0
-2
-4
-6
Net Income ($ Millions)
2500
2000
1500
1000
500
0
-500
8.8
2.0
510
10.7
1.5
2187
-0.9
0.8
1221
-5.2
12.7
7.6
-202
2019
2020
2021
2022
2023
Fiscal Year
Mauricio Gutierrez Compensation Actually Paid
Average Non-PEO NEO Compensation Actually Paid
NRG Energy, Inc. TSR
Lawrence Coben Compensation Actually Paid

RELATIONSHIP BETWEEN COMPENSATION ACTUALLY PAID AND ADJUSTED EBITDA ACHIEVEMENT
The following chart sets forth the relationship between Compensation Actually Paid to our PEO, the average of Compensation Actually Paid to our Non-PEO NEOs, and our Adjusted EBITDA Achievement during the four most recently completed fiscal years.

PEO and Average Non-PEO NEO Compensation Actually Paid Versus TSR
Compensation Actually Paid ($ Millions)
14
12
10
8
6
4
2
0
-2
-4
-6
$4000
$3200
$2400
$1600
$800
$0
Adjusted EBITDA Achievement ($ Millions)
8.8
2.0
2,057
10.7
1.5
2,168
-0.9
0.8
1,910
-5.2
12.7
7.6
3,289
2019
2020
2021
2022
2023
Fiscal Year
Mauricio Gutierrez Compensation Actually Paid
Average Non-PEO NEO Compensation Actually Paid
NRG Energy, Inc. TSR
Lawrence Coben Compensation Actually Paid

TABULAR LIST OF MOST IMPORTANT FINANCIAL PERFORMANCE MEASURES
The following table presents the financial performance measures that the Company considers to have been the most important in linking Compensation Actually Paid to our PEO and other NEOs for 2023 to Company performance. The measures in this table are not ranked.
Adjusted EBITDA Adjusted FCFbG Credit Ratio ESG (as described in the CD&A) Relative TSR

Compensation Committee Report on
Executive Compensation
The Compensation Committee has reviewed and discussed the CD&A included in this Proxy Statement required by Item 402(b) of Regulation S-K with management and, based upon such review and discussion, the Compensation Committee has recommended to the Board that the CD&A be included in this Proxy Statement.
Compensation Committee:
E. Spencer Abraham, Chair
Antonio Carrillo
Matthew Carter, Jr.
Heather Cox
Paul W. Hobby
Alex Pourbaix
Compensation Committee Interlocks and Insider Participation
No member of our Compensation Committee has served as one of our officers or employees at any time. None of our executive officers serves as a member of the compensation committee of any other company that has an executive officer serving as a member of the Board. None of our executive officers serves as a member of the board of directors of any other company that has an executive officer serving as a member of our Compensation Committee.

Audit Committee Report
The primary purpose of the Audit Committee is to assist the Board in its general oversight of the Company’s financial reporting process. The Audit Committee’s function is more fully described previously in this Proxy Statement and in its charter. The Audit Committee reviews the charter on an annual basis. The Board reviews the NYSE listing standards’ definition of independence for audit committee members at least annually and has determined that each member of the Audit Committee meets that standard. The Board has also determined that four of the five members of the Audit Committee, Anne C. Schaumburg, Antonio Carrillo, Alexandra Pruner, and Marcie C. Zlotnik met the requirements of an “audit committee financial expert.” The Board has further determined that Paul W. Hobby met the “financial literacy” requirements set forth in the listing standards under the NYSE.
Management is responsible for the preparation, presentation, and integrity of the Company’s financial statements, accounting and financial reporting principles, internal controls and procedures designed to ensure compliance with accounting standards, applicable laws, and regulations. The Company’s independent registered public accounting firm for the fiscal year 2023, KPMG LLP, is responsible for performing an independent audit of the consolidated financial statements and expressing an opinion on the conformity of those financial statements with generally accepted accounting principles and auditing the Company’s internal control over financial reporting.
The Audit Committee has reviewed and discussed the audited financial statements of the Company for the fiscal year ended December 31, 2023 with the Company’s management and has discussed with KPMG LLP the matters required to be discussed by the applicable requirements of the Public Company Accounting Oversight Board (PCAOB). In addition, KPMG LLP has provided the Audit Committee with the written disclosures and the letter required by Statement on the PCAOB Auditing Standard No. 1301, “Communication with Audit Committees,” and the Audit Committee has discussed with KPMG LLP their independence. The Audit Committee also reviewed, and discussed with management and KPMG LLP, management’s report and KPMG LLP’s report and attestation on internal control over financial reporting in accordance with Section 404 of the Sarbanes-Oxley Act of 2002.
Based on these reviews and discussions, the Audit Committee recommended to the Board that the audited financial statements be included in the Company’s Annual Report on Form 10-K, for filing with the SEC.
Audit Committee:
Anne C. Schaumburg, Chair
Antonio Carrillo
Alexandra Pruner
Paul W. Hobby
Marcie C. Zlotnik

Independent Registered Public Accounting Firm
AUDIT AND NON-AUDIT FEES
The following table presents fees for professional services rendered by KPMG LLP, our principal independent registered public accounting firm, for the years ended December 31, 2023, and December 31, 2022.
	Year Ended December 31,
	2023	2022
	(in thousands)
Audit Fees	$13,195	$9,904
Audit-Related Fees	—	1,642
Tax Fees	1,641	1,653
All Other Fees	—	—
Total	$14,836	$13,199
AUDIT FEES
For 2023 and 2022 audit services, KPMG LLP billed us approximately $13,195,000 and $9,904,000, respectively, for the integrated audit of the Company’s annual consolidated financial statements, internal control over financial reporting, and the review of the Company’s quarterly consolidated financial statements on our Quarterly Report on Form 10-Q that are customary under the standards of the PCAOB (United States), and in connection with subsidiary financial statement audits. The amounts also include other services that are normally provided by KPMG LLP in connection with these audits and regulatory filings.
AUDIT-RELATED FEES
Audit-related fees relate to due diligence services in connection with mergers and acquisitions. There were no audit-related fees billed to us by KPMG LLP for 2023. KPMG LLP billed us approximately $1,642,000 for 2022.
TAX FEES
Tax fees relate to services provided for tax compliance, tax planning, advice on mergers and acquisitions, technical assistance, and advice on both domestic and international matters. For 2023 and 2022 tax services, KPMG LLP billed us approximately $1,641,000 and $1,653,000, respectively.
ALL OTHER FEES
There were no other fees billed to us by KPMG LLP for 2023 and 2022.

POLICY ON AUDIT COMMITTEE PRE-APPROVAL
The Audit Committee is responsible for appointing, setting compensation for, and overseeing the work of the independent registered public accounting firm. The Audit Committee has established a policy regarding pre- approval of all audit and permissible non-audit services provided by the independent registered public accounting firm.
The Audit Committee annually reviews and pre-approves services that are expected to be provided by the independent registered public accounting firm. The term of the pre-approval is 12 months from the date of the pre-approval, unless the Audit Committee approves a shorter time period. The Audit Committee may periodically amend and/or supplement the pre-approved services based on subsequent determinations.
Any engagement to provide audit or non-audit services must be pre-approved by the Audit Committee if it is to be provided by the independent registered public accounting firm. The Audit Committee must also pre-approve any services exceeding the pre-approved budgeted fee levels for a specified type of service.
The Audit Committee has authorized its Chair to pre-approve services in amounts up to $500,000 per engagement. Engagements exceeding $500,000 must be approved by the Audit Committee. Engagements pre-approved by the Chair of the Audit Committee are reported to the Audit Committee at its next scheduled meeting. The Audit Committee pre-approved all services rendered by and associated fees paid to the KPMG LLP for 2023 and 2022.

Questions and Answers
WHAT IS THE PURPOSE OF THE ANNUAL MEETING?
The purpose of the Annual Meeting is to:
1.
elect thirteen directors;

2.
approve, on a non-binding advisory basis, the Say on Pay Proposal;

3.
ratify the KPMG Ratification Proposal; and

4.
conduct such other business as may properly come before the Annual Meeting and any adjournment or postponement.

Other than these proposals, the Board is not aware of any other matters to be presented for a vote at the Annual Meeting.
WHO IS ENTITLED TO VOTE AT THE ANNUAL MEETING?
All of our stockholders may attend the Annual Meeting. However, only stockholders who owned our common stock at the close of business on March 4, 2024, the record date for the Annual Meeting, or their duly appointed proxies, are entitled to vote at the Annual Meeting.
Many stockholders hold their shares through a stockbroker, bank, trustee, or other nominee rather than directly in their own name. As summarized below, there are some distinctions between shares held of record and those owned beneficially:
•
Stockholder of Record — If your shares are registered directly in your name with our transfer agent, Computershare, you are considered the stockholder of record of those shares.

•
Beneficial Owner — If your shares are held in a stock brokerage account, or by a bank, trustee, or other nominee, you are considered the beneficial owner of shares held in “street name.” As the beneficial owner, you have the right to direct your broker, trustee or nominee on how to vote and you are also invited to attend the Annual Meeting. However, since you are not the stockholder of record, you may not vote your shares online during the Annual Meeting unless you follow the procedures of your broker, trustee or nominee for obtaining a legal proxy. Your broker, trustee, or nominee is obligated to provide you with a voting instruction card for you to use to vote during the Annual Meeting.

HOW MANY VOTES DO I HAVE?
You have one vote for each share of our common stock you owned as of the record date for the Annual Meeting.

WHAT ARE THE RECOMMENDATIONS OF THE BOARD OF DIRECTORS?
The Board recommends a vote:
1.
FOR the election of the director nominees;

2.
FOR the approval, on a non-binding advisory basis, of the Say on Pay Proposal; and

3.
FOR the KPMG Ratification Proposal.

If you grant a proxy and any additional matters are properly presented for a vote at the Annual Meeting, either of the persons named as proxy holders, Lawrence S. Coben or Christine A. Zoino, will have the discretion to vote your shares.
HOW MANY VOTES MUST BE PRESENT TO HOLD THE ANNUAL MEETING?
We will have a quorum, and will be able to conduct the business of the Annual Meeting, if the holders of a majority of the outstanding shares of our common stock entitled to vote at the Annual Meeting are represented in person or by proxy at the Annual Meeting. As of the record date, 214,734,434 shares of our common stock, representing the same number of votes, were outstanding. The presence of the holders of at least 107,367,218 shares of our common stock will be required to establish a quorum. Both abstentions and broker non-votes, if any, are counted as present for determining the presence of a quorum. For more information regarding the treatment of abstentions and broker non-votes, see “What are abstentions and broker non-votes and how are they treated?”
WHAT VOTE IS REQUIRED TO APPROVE EACH PROPOSAL?
1.
Election of Directors — The nominees for election as directors at the Annual Meeting will be elected by a majority of the votes cast at the Annual Meeting. A majority of the votes cast means that the number of shares voted “FOR” the director nominee must exceed the number of votes cast “AGAINST” that director nominee. In a contested election, each director nominee will be elected by the vote of a plurality of the shares represented in person or by proxy at the Annual Meeting and entitled to vote on the election of directors. This means that the director nominees who receive the most votes will be elected to fill the available seats on the Board.

2.
Say on Pay Proposal — This proposal requires the affirmative vote of a majority of shares present in person or represented by proxy at the Annual Meeting and entitled to vote on the proposal. While this is an advisory vote, the Board and the Compensation Committee value the opinions of stockholders and if there are a significant number of votes against this proposal, the Board and the Compensation Committee will consider stockholders’ concerns and evaluate actions necessary to address those concerns.

3.
KPMG Ratification Proposal — This proposal requires the affirmative vote of a majority of shares present in person or represented by proxy at the Annual Meeting and entitled to vote on the proposal. If the selection of KPMG LLP as our independent registered public accounting firm is not ratified, the Audit Committee will reconsider its selection.

WHAT ARE ABSTENTIONS AND BROKER NON-VOTES AND HOW ARE THEY TREATED?
An abstention occurs when a stockholder abstains from voting or does not vote on a proposal. A “broker non- vote” occurs when a broker has not received voting instructions from the beneficial owner and the broker does not have discretionary authority to vote the shares because the proposal is non-routine. Brokers who do not receive instructions from the beneficial owner are entitled to vote on the KPMG Ratification Proposal, but not on the other proposals. Broker non-votes and abstentions, if any, will be treated as follows with respect to votes on each of the proposals:
Proposal	Treatment of Abstentions	Treatment of Broker Non-Votes
1. Election of Directors	Not considered votes properly cast and therefore will have no effect on this proposal.	No effect on this proposal.
2. Say on Pay Proposal	Counted toward the tabulation of votes on this proposal and will have the same effect as a vote AGAINST this proposal.	No effect on this proposal.
3. KPMG Ratification Proposal	Counted toward the tabulation of votes on this proposal and will have the same effect as a vote AGAINST this proposal.	Not applicable since brokers have discretionary authority to vote on this proposal.
HOW DO I VOTE BEFORE THE ANNUAL MEETING?
If you hold shares directly as the stockholder of record, you may vote by granting a proxy or, if you hold shares in street name (through a bank, broker, trustee or other nominee), by submitting voting instructions to your bank, broker, trustee, or nominee. You may vote over the Internet, by telephone, by mail if you have a paper copy of the proxy materials, or online during the Annual Meeting. Please refer to the summary instructions below and those included on your proxy card or, for shares held in street name, the voting instruction card included by your bank, broker, trustee, or nominee.
•
Vote by Internet before the Annual Meeting: If you have Internet access, you may submit your proxy from any location in the world 24 hours a day, 7 days a week, until 11:59 p.m., Eastern Time on April 24, 2024 by visiting the website provided on the Notice of Internet Availability of Proxy Materials (Notice of Availability) or voting instruction card. If you vote by using the Internet, you do not need to return your proxy card or voting instruction card.

•
Vote by Telephone: You may use any touch-tone telephone to vote your proxy toll-free 24 hours a day, 7 days a week, until 11:59 p.m., Eastern Time on April 24, 2024. The telephone number is printed on your proxy card or voting instruction card. If you vote by telephone, you do not need to return your proxy card or voting instruction card.

•
Vote by Mail: If you received or requested a paper copy of the materials, you may submit your proxy by signing your proxy card or, for shares held in street name, the voting instruction card included by your broker, trustee, or nominee, and mailing it in the enclosed, postage-paid, addressed envelope. If you provide specific voting instructions, your shares will be voted as you instruct. If you sign, but do not provide instructions, your shares will be voted as the Board recommends. Mark, sign, and date your proxy card and return it in the postage-paid envelope provided as soon as possible as it must be received by the Company prior to April 25, 2024, the Annual Meeting date.

•
Vote by Internet during the Annual Meeting: For information on how stockholders can vote during the Annual Meeting, please refer to “How can I vote during the Annual Meeting?” below.

MAY I CHANGE MY VOTE?
You may change your proxy instructions or revoke your proxy at any time prior to the vote at the Annual Meeting. You may accomplish this by: (a) delivering a written notice of revocation bearing a later date than the proxy being revoked, (b) signing and delivering a later dated written proxy relating to the same shares, or (c) attending the Annual Meeting and voting online during the Annual Meeting (attendance at the Annual Meeting will not in and of itself constitute a revocation of a proxy).
HOW CAN I VOTE DURING THE ANNUAL MEETING?
To participate and vote during the virtual meeting, visit www.virtualshareholdermeeting.com/NRG2024 and enter the 16-digit control number included in your Notice of Internet Availability of proxy materials, proxy card or the instructions that accompanies your proxy materials. You may begin to log into the meeting platform beginning at 8:45 a.m. Eastern Time on Thursday, April 25, 2024. The Annual Meeting will begin promptly at 9:00 a.m. Eastern Time on Thursday, April 25, 2024.
The virtual meeting platform is supported across browsers and devices running the most updated version of applicable software and plug-ins. Participants should plan for a sufficient time to log in and ensure they have a strong internet connection and can hear streaming audio prior to the start of the Annual Meeting.
If you encounter technical difficulties with the virtual meeting platform on the day of the Annual Meeting, please call the technical support number that will be posted on the Annual Meeting website. Technical support will be available starting at 8:45 a.m. Eastern Time and until the end of the Annual Meeting.
WHAT HAPPENS IF I DO NOT PROVIDE INSTRUCTIONS AS TO HOW TO VOTE?
If you sign your proxy card or voting instruction card with no further instructions, your shares will be voted in accordance with the recommendations of the Board.
WHERE CAN I OBTAIN THE LIST OF STOCKHOLDERS ENTITLED TO VOTE?
The names of stockholders of record entitled to vote at the Annual Meeting will be available the Annual Meeting and for 10 days prior to the Annual Meeting for any purpose germane to the Annual Meeting, between the hours of 8:30 a.m. and 5:00 p.m. Eastern Time at our principal executive office at 804 Carnegie Center, Princeton, New Jersey 08540. Please contact our Corporate Secretary if you wish to review the list of stockholders at our principal executive office.

HOW CAN I ASK QUESTIONS DURING THE ANNUAL MEETING?
Only our stockholders as of March 4, 2024 are permitted to ask questions during the Annual Meeting.
If you wish to submit a question during the Annual Meeting, log into the virtual meeting platform at www.virtualshareholdermeeting.com/NRG2024, type your question into the “Ask a Question” field, and click “Submit.” Questions relevant to Annual Meeting matters will be answered during the Annual Meeting, subject to time constraints. Stockholder questions or remarks must be relevant to the agenda items or matters addressed at the Annual Meeting. Questions from multiple stockholders on the same topic or that are otherwise related may be grouped, summarized and answered together.
WHO PAYS THE COST OF SOLICITATION OF PROXIES?
We will pay for the cost of preparing, assembling, printing, mailing and distributing these proxy materials. Our directors, officers and employees may solicit proxies or votes in person, by telephone, or by electronic communication. Such individuals will not receive any additional compensation for these solicitation activities. We have retained MacKenzie Partners, Inc. to assist us in soliciting your proxy for an estimated fee of $27,500, plus reasonable out-of-pocket expenses. We will also reimburse brokerage houses and other custodians, nominees, and fiduciaries for their reasonable out-of-pocket expenses for forwarding proxy and any other solicitation materials to beneficial owners of our common stock.
WHO IS THE COMPANY’S TRANSFER AGENT?
Our transfer agent is Computershare. Correspondence concerning stockholder inquiries can be handled by contacting NRG Energy, Inc. c/o Computershare, P.O. Box 43078, Providence, Rhode Island 02940-3078, or by telephone at 866-214-2213. Their website is: http://www.computershare.com. Certificates for transfer and address changes should be sent to: Computershare, P.O. BOX 43078, Providence, Rhode Island 02940-3078. Overnight correspondence should be sent to Computershare, 150 Royall St., Suite 101, Canton, Massachusetts 02021.
WHY DID I RECEIVE A ONE-PAGE NOTICE IN THE MAIL REGARDING THE INTERNET AVAILABILITY OF PROXY MATERIALS INSTEAD OF A FULL SET OF PROXY MATERIALS?
Pursuant to rules adopted by the SEC, we are using the Internet as the primary means of furnishing proxy materials to stockholders. Accordingly, we are sending a Notice of Availability to our stockholders. All stockholders will have the ability to access the proxy materials on the website referred to in the Notice of Availability or request a printed set of the proxy materials. Instructions on how to access the proxy materials over the Internet or to request a printed copy may be found in the Notice of Availability. In addition, stockholders may request to receive proxy materials in printed form by mail or electronically by email on an ongoing basis. We encourage stockholders to take advantage of the availability of the proxy materials on the Internet to help reduce the environmental impact of our annual meetings.

WHAT IS “HOUSEHOLDING”?
We have adopted a procedure approved by the SEC called “householding.” Under this procedure, multiple stockholders who share the same last name and address and do not participate in electronic delivery will receive only one copy of the proxy materials or the Notice of Availability. We have undertaken householding to reduce our printing costs and postage fees. Stockholders may elect to receive individual copies of the proxy materials or Notice of Availability at the same address by contacting Broadridge Financial Solutions, Inc. by telephone at 1-866-540-7095, by mail at Broadridge Financial Solutions, Inc., Householding Department, 51 Mercedes Way, Edgewood, New York 11717, or by e-mail at sendmaterial@proxyvote.com. Stockholders who are receiving individual copies of such materials and who would like to receive single copies at a shared address may contact Broadridge Financial Solutions, Inc. with this request by using the contact information provided above.
HOW CAN I REQUEST ADDITIONAL MATERIALS?
Stockholders may request additional copies of the proxy materials or Notice of Availability by contacting Broadridge Financial Solutions, Inc. by telephone at 1-800-579-1639 or by e-mail at sendmaterial@proxyvote.com.
WHOM SHOULD I CALL IF I HAVE QUESTIONS ABOUT THE ANNUAL MEETING?
If you have any questions or need any assistance in voting your shares, please contact our proxy solicitor:
MacKenzie Partners, Inc.
1407 Broadway, 27th Floor
New York, New York 10018
Toll Free: (800) 322-2885
Collect: (212) 929-5500
Fax: (646) 439-9201
Email: proxy@mackenziepartners.com

Stockholder Proposals and Director Nominations for the 2025
Annual Meeting of Stockholders
All proposals discussed below must be sent via registered, certified, or express mail (or other means that allows the stockholder to determine when the proposal was received by the Corporate Secretary) to the Corporate Secretary, NRG Energy, Inc., 804 Carnegie Center, Princeton, New Jersey 08540. Proposals must contain the information required under our Bylaws, as applicable, a copy of which is available upon request to our Corporate Secretary, and also must comply with the SEC’s regulations regarding the inclusion of stockholder proposals in company-sponsored proxy materials, as applicable.
STOCKHOLDER PROPOSALS FOR INCLUSION IN THE PROXY MATERIALS FOR THE 2025 ANNUAL MEETING OF STOCKHOLDERS
In order for a stockholder proposal to be considered for inclusion in our proxy materials for the 2025 Annual Meeting of Stockholders (2025 Annual Meeting), our Corporate Secretary must receive the proposal no later than the close of business on November 14, 2024, the 120th day prior to the first anniversary of the date on which this Proxy Statement was first released to our stockholders in connection with this year’s Annual Meeting. If we change the date of the 2025 Annual Meeting by more than 30 days from the anniversary of this year’s Annual Meeting, stockholder proposals must be received a reasonable time before we begin to print and mail the proxy materials for the 2025 Annual Meeting in order to be considered for inclusion in the proxy materials.
DIRECTOR NOMINEES FOR INCLUSION IN THE PROXY MATERIALS FOR THE 2025 ANNUAL MEETING OF STOCKHOLDERS (PROXY ACCESS)
Eligible stockholders who do not seek to use the advance notice provisions for nomination of directors in Article II, Section 11 of our Bylaws as described below, but who instead intend to nominate a person for election as director under the proxy access provision in our Bylaws for inclusion in our proxy materials for the 2025 Annual Meeting, must comply with the requirements set forth in Article II, Section 15 of our Bylaws and summarized below:
•
Stockholder Eligibility to Submit Nominees: A stockholder, or group of up to 20 stockholders, continuously owning at least 3% of our outstanding common stock for a period of at least three years prior to the date of the nomination may submit director nominations for inclusion in our proxy materials for the 2025 Annual Meeting.

•
Number of Nominees: An eligible stockholder or group of stockholders (as described above) may nominate directors constituting up to 20% of the Board.

•
Deadline: For the 2025 Annual Meeting, our Corporate Secretary must receive the nomination between October 15, 2024 and the close of business on November 14, 2024. If the 2025 Annual Meeting is held earlier than March 26, 2025 or later than May 25, 2025, the nomination must be received by the later of the close of business on (a) the date that is 150 days prior to such annual meeting or (b) the 10th day following the announcement of the date of such annual meeting.

•
Nomination Information: The nomination must contain the information required by Article II, Section 15 of the Bylaws, a copy of which is available upon request to our Corporate Secretary.

If the stockholder does not meet the applicable deadlines or comply with the requirements of Article II, Section 15 of our Bylaws, we may omit the nomination from our proxy materials for the 2025 Annual Meeting.

DIRECTOR NOMINEES FOR INCLUSION IN THE PROXY MATERIALS FOR THE 2025 ANNUAL MEETING OF STOCKHOLDERS (UNIVERSAL PROXY CARD)
In addition to complying with the advance notice provisions set forth below, to comply with the universal proxy rules, stockholders who intend to solicit proxies in support of director nominees (other than nominees of the Board) for the 2025 Annual Meeting must provide notice that sets forth the information required by Rule 14a-19 under the Exchange Act and postmarked or transmitted electronically no later than February 24, 2025.
STOCKHOLDER PROPOSALS AND BUSINESS TO BE BROUGHT BEFORE THE 2025 ANNUAL MEETING OF STOCKHOLDERS (WITHOUT BEING INCLUDED IN THE PROXY MATERIALS)
Stockholders intending to present a proposal or nominate a director for election at the 2025 Annual Meeting without having the proposal or nomination included in our proxy materials must comply with the requirements set forth in our Bylaws and summarized below.
Our Bylaws require, among other things, that our Corporate Secretary receive the proposal or nomination no earlier than the close of business on the 120th day, and no later than the close of business on the 90th day, prior to the first anniversary of this year’s Annual Meeting, unless the 2025 Annual Meeting is more than 30 days before or more than 70 days after such anniversary date. For our 2025 Annual Meeting, our Corporate Secretary must receive the proposal or nomination between December 26, 2024 and January 25, 2025. If the 2025 Annual Meeting is held earlier than March 26, 2025 or later than July 4, 2025, the proposal or nomination should be received no earlier than the close of business on the 120th day prior to such annual meeting and not later than the close of business on the later of (a) the 90th day prior to the date of the 2025 Annual Meeting or (b) the 10th day following the day on which the date of the 2025 Annual Meeting is first publicly announced by the Company.
The proposal or nomination must contain the information required by Article II, Section 11 of the Bylaws, a copy of which is available upon request to our Corporate Secretary. If the stockholder does not meet the applicable deadlines or comply with the requirements of SEC Rule 14a-4, we may exercise discretionary voting authority under proxies we solicit to vote, in accordance with our best judgment, on any such proposal.
STOCKHOLDER RECOMMENDATIONS FOR DIRECTOR CANDIDATES
The Governance and Nominating Committee will also consider nominations by stockholders who recommend candidates for election to the Board in a similar manner as described under “Director Nominee Selection Process” above. A stockholder seeking to recommend a prospective candidate for the Committee’s consideration may do so by writing to the Corporate Secretary, NRG Energy, Inc., 804 Carnegie Center, Princeton, New Jersey 08540 and by following the requirements to submit nominees discussed under “Stockholder Proposals and Business to be Brought Before the 2025 Annual Meeting of Stockholders (Without Being Included in the Proxy Materials).

NRG ENERGY, INC.C/O OFFICE OF GENERAL COUNSEL 804 CARNEGIE CENTER PRINCETON, NJ 08540-6213 SCAN TO VIEW MATERIALS & VOTEVOTE BY INTERNETBefore The Meeting - Go to www.proxyvote.com or scan the QR Barcode aboveUse the Internet to transmit your voting instructions and for electronic delivery of information. Vote by 11:59 p.m. Eastern Time on April 24, 2024. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form.During The Meeting - Go to www.virtualshareholdermeeting.com/NRG2024You may attend the meeting via the Internet and vote during the meeting. Have available the information that is printed in the box marked by the arrow below and follow the instructions.VOTE BY PHONE - 1-800-690-6903Use any touch-tone telephone to transmit your voting instructions up until 11:59 p.m. Eastern Time on April 24, 2024. Have your proxy card in hand when you call and then follow the instructions.VOTE BY MAILMark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717. TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:V33821-P04715KEEP THIS PORTION FOR YOUR RECORDSTHIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.DETACH AND RETURN THIS PORTION ONLYNRG ENERGY, INC. The Board of Directors recommends a vote FOR each of the nominees listed under Proposal 1 and FOR Proposals 2 and 3.1.To elect thirteen directors. Nominees: 1a. E. Spencer Abraham 1b. Antonio Carrillo 1c. Matthew Carter, Jr. 1d. Lawrence S. Coben 1e. Heather Cox 1f. Elisabeth B. Donohue 1g. Marwan Fawaz 1h. Kevin T. Howell 1i. Paul W. Hobby 1j. Alex Pourbaix 1k. Alexandra Pruner For Against Abstain! ! !! ! !! ! !! ! !! ! !! ! !! ! !! ! !! ! !! ! !! ! ! 1l.Anne C. Schaumburg1m. Marcie C. Zlotnik2.To approve, on a non-binding advisory basis, NRG Energy, Inc.’s executive compensation. 3.To ratify the appointment of KPMG LLP as NRG Energy, Inc.’s independent registered public accounting firm for the 2024 fiscal year. NOTE: Such other business as may properly come before the meeting or any adjournment thereof. For Against Abstain! ! !! ! !! ! !! ! ! Please sign exactly as your name(s) appear(s) hereon. Joint owners should each sign. When signing as attorney, executor, administrator, corporate officer, trustee, guardian, or custodian, please give full title.Signature [PLEASE SIGN WITHIN BOX]DateSignature (Joint Owners)Date

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting:The Notice and Proxy Statement and Annual Report are available at www.proxyvote.com. IF YOU HAVE NOT VOTED VIA THE INTERNETORTELEPHONE, FOLD ALONG THE PERFORATION, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE. V33822-P04715____________________________________________________________________________________________________________Proxy — NRG Energy, Inc.____________________________________________________________________________________________________________ANNUAL MEETING OF STOCKHOLDERSApril 25, 2024 9:00 A.M. ETThis Proxy/Voting Instruction Card is Solicited on Behalf of the Board of Directors for the 2024 Annual Meeting of Stockholders.The undersigned hereby constitutes and appoints Lawrence S. Coben and Christine A. Zoino, and each of them, attorneys and proxies with full power of substitution, to represent the undersigned and to vote all shares of common stock, par value $0.01 per share, of NRG Energy, Inc. (the "Company"), that the undersigned would be entitled to vote if personally present at the 2024 Annual Meeting of Stockholders of the Company to be held on April 25, 2024, at 9:00 a.m. (Eastern Time) live via the Internet at www.virtualshareholdermeeting.com/NRG2024, and at any and all adjournments or postponements thereof (the "Meeting"), as herein specified and in such proxyholders' discretion upon any other matter that may properly come before the Meeting including without limitation to vote on the election of such substitute nominees as such proxies may select in the event nominee(s) named on the card become(s) unable to serve as director(s). By granting this proxy, the undersigned hereby revokes any proxy previously granted by the undersigned.THIS PROXY WILL BE VOTED AS DIRECTED. IF NOT OTHERWISE DIRECTED, THIS PROXY WILL BE VOTED "FOR" EACH OF THE NOMINEES LISTEDUNDER PROPOSAL 1 AND "FOR" PROPOSALS 2 AND 3.PLEASE MARK, DATE AND SIGN THIS PROXY AND RETURN IT PROMPTLY, EVEN IF YOU PLAN TO VIRTUALLY ATTEND THE ANNUAL MEETING.(Continued and to be signed on reverse side)